UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2012

CGM Advisor Targeted Equity Fund

Harris Associates Large Cap Value Fund

McDonnell Intermediate Municipal Bond Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

TABLE OF  CONTENTS

Management Discussion and Performance page 1

Portfolio of Investments page 26

Financial Statements page 44

CGM ADVISOR TARGETED EQUITY FUND

Management Discussion

Manager:

G. Kenneth Heebner, CFA

Capital Growth Management Limited Partnership

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments, including common stocks and preferred stocks. The Fund will generally invest in a focused portfolio of common stocks of large-capitalization companies.

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

Market Conditions

The U.S. stock market began and ended the year on a strong note, as investors grew more confident in a U.S. economic expansion. The ride was not without its ups and downs, however. Faced with the possibility of another U.S. recession, a euro-zone meltdown, stalled Chinese economic growth and a new war in the Persian Gulf, national and global economies sputtered. Those worries were offset, however, by a rebounding U.S. housing market, strong U.S. car sales, a falling jobless rate and continued efforts by the Federal Reserve to stimulate the economy.

Overall, stocks fared well despite modest economic growth and a slowdown in corporate earnings. In 2012, the S&P 500® Index returned 16.00%, far better than in 2011 when the index ended the year with a return of 2.11%.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of CGM Advisor Targeted Equity Fund returned 15.44% at net asset value. The fund modestly trailed its benchmark, the S&P 500® Index, which returned 16.00%.

Explanation of Fund Performance

With more than 98% of its assets invested in the equity markets, CGM Advisor Targeted Equity Fund remained positioned throughout 2012 in anticipation of significant growth in the U.S. economy. Although U.S. growth did not meet expectations, growth prospects for major U.S. financial institutions provided substantial gains for a number of fund holdings in this sector. At the same time, Europe and China, important drivers of the global economy, experienced disappointing growth, limiting opportunities for companies with considerable international exposure.

Although selected issues contributed gains during the period, it was the fund’s financial holdings that were the major drivers of performance. The fund maintained a sizeable weight in the financials sector – positioning that proved favorable as financial stocks led the industry

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groups in the S&P 500® for the year. Key contributors to fund performance included Citigroup, Morgan Stanley and JPMorgan Chase. Citigroup, a leading global financial services company, continued to make strong progress as management scaled back unsuccessful operations within the company. The firm also witnessed strong growth in its lending and investment banking operations. Morgan Stanley, one of the world’s largest diversified financial services companies, increased its position in the wealth management business through the acquisition of a significant piece of the Salomon Smith Barney global wealth management operation. Going forward, we anticipate further improvement in the profit contribution of the firm’s investment banking and trading operations. JPMorgan & Chase, a prominent global financial services firm, made significant earnings progress despite large losses from errant trades that originated in the bank’s chief investment office. Since announcing the problem in May, JPMorgan has worked to reassure skittish investors. The bank has broadly reshuffled its management ranks and united some of its business operations, which helped support its share price. We continue to hold all three issues.

Global economic challenges caused several of the fund’s cyclical stocks (stocks whose profitability, and therefore share prices, track the growth of the wider economy) to decline during the period, dampening the fund’s performance. Detractors included Google, Nordstrom and Occidental Petroleum. Nordstrom, an upscale fashion specialty retailer of clothing, shoes and accessories, failed to meet our expectations. The stock was sold because of disappointing sales. The fund also experienced a loss from Occidental Petroleum, a California-based oil and gas exploration and production company. Earnings prospects for the company suffered as a result of the diminished outlook for crude oil pricing, reflecting weakness in the global economy. We also lost ground with Google, the dominant Internet search engine. Third quarter earnings for the company proved disappointing when a consumer transition toward mobile computing from PCs reduced the revenue-per-transaction for the company. Both stocks were sold at a loss.

Outlook

We continue to believe that U.S. growth will provide a positive stage for companies with a strong exposure to the U.S. economy. An improved housing market and increased construction activity will likely give the economy a lift after years of stagnation. Meanwhile, the unemployment rate is at its lowest level since the end of the recession in June 2009, and strong U.S. car sales should help to continue to power U.S. growth in the months ahead.

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CGM ADVISOR TARGETED EQUITY FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares

December 31, 2002 through December 31, 2012

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Average Annual Total Returns — December 31, 2012

	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
NAV	15.44%	-2.45%	9.03%
With 5.75% Maximum Sales Charge	8.82	-3.60	8.38

Class B (Inception 2/28/97)
NAV	14.54	-3.18	8.21
With CDSC[1]	9.54	-3.54	8.21

Class C (Inception 9/1/98)
NAV	14.45	-3.19	8.22
With CDSC[1]	13.45	-3.19	8.22

Class Y (Inception 6/30/99)
NAV	15.69	-2.21	9.34

Comparative Performance
S&P 500® Index[2]	16.00	1.66	7.10

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Management Discussion

Managers:

Edward S. Loeb, CFA

Michael J. Mangan, CFA

Diane L. Mustain, CFA

Harris Associates L.P.

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry.

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

Market Conditions

Despite the daily headlines, not much changed during 2012. We started and finished with the same president and Congress clashing over the same fiscal issues. Investors continued to flee equity markets – the brief trauma from the 2008 financial crisis still has many viewing the equity market as risky, rigged and replaceable. Despite impressive fundamental corporate performance, outflows from equity-oriented strategies accelerated as investors continued their backward-looking quest for more diversification. Our New Year’s resolution is to think even less about near-term political games and players, and focus even more on the elements that we know drive investment returns: finding strong businesses with robust and growing intrinsic values, shareholder-oriented management teams and wide, attractive price discounts.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of Harris Associates Large Cap Value Fund returned 17.03% at net asset value. The fund performed generally in line with its benchmark, the Russell 1000® Value Index, which returned 17.51%.

Explanation of Fund Performance

As value investors, our emphasis is on individual stock selection, with country and sector weights determined by our stock-selection process without regard to such weights in any specific benchmark. Sector-wise, the fund benefited most from its significant overweight position in consumer discretionary relative to the Russell 1000® Value Index, as well as from its underweights in utilities and consumer staples. Stock selection in energy and industrials, and a lack of exposure to telecom were the largest relative detractors.

Among the leading contributors to fund returns for the 12 months were Comcast, Wells Fargo and JPMorgan Chase. Comcast’s latest results showed higher revenue and operating margins. The company benefited from the Summer Olympics broadcasts on its NBC Universal division, as well as from growth in broadband

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and business services. In addition, its video subscriber losses slowed as the competitive dynamics of the pay TV market stabilized. The higher revenue and margin trends, along with continued reductions in capital intensity in the cable business, led to strong free cash flow growth and further returns of capital to shareholders. Wells Fargo continues to execute well in an improving environment. As the year progressed, the company’s earnings grew due to lower credit costs, higher mortgage volumes and reduced expenses. Wells Fargo also shared more of those earnings with shareholders, having nearly doubled its dividend to 88 cents per share early in 2012. We believe substantial room for profit improvement remains in the years to come as credit and other workout costs normalize, cross-selling metrics improve and the share base is reduced. JP Morgan Chase has seen strong earnings per share growth, driven by improving credit trends and excellent company-wide execution. We believe that the hedging loss in the corporate treasury function, dubbed by the media as the “London Whale,” was uncharacteristic and disappointing. We believe management dealt with the situation in a transparent and expedient manner and that the incident will not jeopardize the company’s long-term earning power.

Among the largest detractors from fund returns for the 12 months were Intel, Ultra Petroleum and Apache. Intel, the global leader in semiconductors, felt the global economic slowdown, but continued to generate large amounts of free cash. We believe the company is well-positioned for growth in both developed and emerging markets, as it has streamlined manufacturing processes to reduce costs and sustain strong margins. We see Intel widening its lead over competitors in its core microprocessor business and becoming more competitive in the smartphone and tablet segments. Ultra Petroleum, which was sold from the fund during the first half of 2012, was adversely affected by declining natural gas prices. In May, the company reported that first-quarter revenue fell short of expectations, and management said it would further reduce its planned capital spending in response to weak gas prices. Apache’s share price was hurt by declines in the price of North American oil and natural gas liquids and by the ongoing turmoil in Egypt, the company’s largest international operation. The reliance on Egypt should diminish, given Apache’s recent acquisitions and production growth in the United States. The company’s inexpensive valuation, large resource base and strong free cash flow make it an attractive investment in our view.

Outlook

Our fundamental view has not changed: We expect a continuation of solid corporate performance. Balance sheets, cost control and prodigious free cash flow imply rising returns to shareholders. Additional positives include a more certain recovery in housing markets and the benefits of new, low-cost, domestic energy resources. Stock prices reflect some of this good news, but the cautious positioning of most investors has kept valuations very reasonable and reduced the market risk from a macro surprise or disappointment. We continue to believe the short-term risks are overblown and that the scarcity of true, long-term capital in the equity market creates a favorable environment for investors.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares3

December 31, 2002 through December 31, 2012

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Average Annual Total Returns — December 31, 20123

	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
NAV	17.03%	2.24%	5.99%
With 5.75% Maximum Sales Charge	10.27	1.04	5.37

Class B (Inception 9/13/93)
NAV	16.22	1.49	5.21
With CDSC[1]	11.22	1.11	5.21

Class C (Inception 5/1/95)
NAV	16.13	1.48	5.20
With CDSC[1]	15.13	1.48	5.20

Class Y (Inception 11/18/98)
NAV	17.33	2.54	6.35

Comparative Performance
Russell 1000® Value Index[2]	17.51	0.59	7.38

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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McDonnell Intermediate Municipal Bond Fund

Management Discussion

Portfolio Managers:

Dawn Mangerson

James Grabovac, CFA

Lawrence Jones

Steve Wlodarski, CFA

McDonnell Investment Management, LLC

Objective:

Seeks a high level of federal tax-exempt current income, consistent with the preservation of capital

Strategy:

Invests at least 80% of its net assets (plus borrowings made for investment purposes) in municipal securities that pay interest exempt from federal income taxes. The Fund may invest up to 20% of its assets in debt securities subject to the federal alternative minimum tax.

Symbols:

Class A MIMAX Class C MIMCX Class Y MIMYX

The McDonnell Intermediate Municipal Bond Fund commenced operations on November 16, 2012. The fund’s registration statement became effective and the fund became available for purchase by investors on December 31, 2012. During this time period, the fund’s subadviser invested the initial capital of the fund in accordance with its investment objectives.

Outlook

We anticipate a stable yield environment, low inflation and moderate economic growth in 2013. A further boost in municipal volume is expected as refunding issuance, national infrastructure needs and recovery efforts along the Eastern Seaboard move forward. Given the recent federal income tax increase, demand for municipal securities is likely to remain strong.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Management Discussion

Managers:

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment Management, L.P.

Objective:

Seeks capital appreciation

Strategy:

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities, including common stocks and preferred stocks, of small-cap companies. The Fund may invest in companies with large capitalizations.

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

Effective July 31, 2009, the fund was closed to new investors.

Market Conditions

Large-scale economic and political factors steered equity markets throughout the 12 months ended December 31, 2012. The Federal Reserve and the European Central Bank both kept interest rates very low in order to free credit markets and to buy time in the face of myriad problems, in particular those facing Europe. Meanwhile, the fiscal cliff of tax hikes and spending cuts scheduled to occur at the end of the year overshadowed the U.S. economic outlook, as uncertainty over tax and regulatory policies left individuals and businesses without clear guidance. Corporate earnings growth decelerated late in the year, along with the overall economy.

Performance results

For the 12 months ended December 31, 2012, Class A shares of Vaughan Nelson Small Cap Value Fund returned 14.93% at net asset value. The fund lagged its benchmark, the Russell 2000® Value Index, which returned 18.05%.

Explanation of Fund Performance

Individual stocks, not themes, helped drive the period’s results. We found particular success among industrial stocks, an eclectic category that encompasses a range of businesses. The fund’s stake in the underperforming utilities sector was less than that of the index, and our choices delivered greater returns as we took advantage of high valuations early in the year to reduce exposure. Stock selection in healthcare also added to performance. Financials were a weak performer for the fund, which owned few real estate investment trusts, and those that it held were laggards. Although the bank stocks in the portfolio did not appreciate as much as those in the index, we continue to favor those we hold.

Weaker-than-expected demand and elevated inventories pressured semiconductor stocks, dragging down the technology sector. We still favor technology but over this period have reevaluated our approach to the sector. The result was a revised emphasis, shifting away from storage and networking, where capital

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investment is shrinking due to competition from new technologies (including the “cloud,”) which allows users to access data, software and hardware resources over a network – typically the Internet – to a heavier focus on software and services.

In industrials, United Rentals, which rents construction and other equipment, benefited from a trend among users to rent, rather than own this costly equipment. We expect an expansion of commercial construction in 2013, and United has moved higher in anticipation of stronger earnings. Containerboard maker Packaging Corporation also rose as it gained market share and pricing power within its market. Valmont Industries, makers of fabricated metal products for a range of applications, also rose.

Corrections Corporation of America, the nation’s leading for-profit prison operator, manages prisons under contract to federal and state governments and owns and operates others. The shares continued to perform well as CCA expands operations. A.O. Smith, makers of water heaters and boilers, responded favorably to the turnaround in the housing industry. KAR Auction Services saw sales opportunities grow as new car sales and strong leasing markets expanded the volume of used cars coming to auction. KAR’s growing Internet presence also enhanced growth.

DSW, a warehouse shoe retailer, has executed its business plan extremely well and delivered good earnings. DSW has opened new stores while enhancing productivity and broadening the merchandise offerings. In financials, Ares Capital, which lends to mid-sized businesses, enjoyed good credit experience and saw its loan volume increase. Ares is structured as a business development corporation, which requires it to pay out the bulk of its earnings to shareholders, who have enjoyed generous yields.

Among disappointments in technology was RF Micro Devices, whose products are widely used in cell phones and other devices. RF saw slowing demand and increased competition in China as well as order cutbacks from one of its largest customers. Qlogic and Super Micro Computer were also weak amid declining demand for hardware infrastructure.

In energy, contract driller Unit Corporation declined, as falling natural gas prices brought reduced utilization of its rigs. Discount retailer Big Lots struggled as the economy hurt sales of discretionary items and competitors put pricing pressure on consumable items.

Consolidated Graphics, a commercial printing company, experienced slower sales as businesses cut back and smaller competitors applied price pressure.

Outlook

Economic growth remains on the weak side. But despite obvious macro risks, the economy has the potential to do better in 2013 if Washington provides clarity on taxes, budgets and regulations. Equities do not appear expensive to us; there are many growing companies whose stocks trade at good valuations. We seek those that are growing a little faster than their groups, but we are careful not to overpay. Growing strength in housing is helping to shore up consumer confidence and should help boost employment, and retail sales appear healthy. We added to banks where we found good value and shed utilities early in the year. The fund remains underweight in financials, but we are finding opportunities among cyclical sectors such as industrials, technology and materials.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares3

December 31, 2002 through December 31, 2012

See Notes to Charts on Page 13.

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Average Annual Total Returns — December 31, 20123

	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 12/31/96)
NAV	14.93%	6.72%	11.78%	—
With 5.75% Maximum Sales Charge	8.34	5.47	11.13	—

Class B (Inception 12/31/96)
NAV	14.12	5.93	10.95	—
With CDSC[1]	9.12	5.68	10.95	—

Class C (Inception 12/31/96)
NAV	14.08	5.92	10.95	—
With CDSC[1]	13.08	5.92	10.95	—

Class Y (Inception 8/31/06)
NAV	15.18	7.01	—	8.09

Comparative Performance
Russell 2000® Value Index[2]	18.05	3.55	9.50	2.68

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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VAUGHAN NELSON VALUE OPPORTUNITY FUND

Management Discussion

Managers:

Dennis G. Alff, CFA

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment

Management, L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

The Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have market capitalizations either within the capitalization range of the Russell Midcap Value Index or of $15 billion or less. The Fund may invest in companies with smaller or larger capitalizations and does not have any market capitalization limits.

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

Market Conditions

Large-scale economic and political factors steered equity markets throughout the 12 months ended December 31, 2012. The Federal Reserve and the European Central Bank both kept interest rates very low in order to free up credit and to buy time in the face of myriad problems, particularly those facing Europe. Meanwhile, the fiscal cliff of tax hikes and spending cuts scheduled to occur at the end of the year overshadowed the U.S. economic outlook, as uncertainty over tax and regulatory policies left individuals and businesses without clear guidance. Corporate earnings growth decelerated late in the year, along with the overall economy.

Performance results

For the 12 months ended December 31, 2012, Class A shares of Vaughan Nelson Value Opportunity Fund returned 15.93% at net asset value. The fund underperformed its benchmark, the Russell Midcap® Value Index, which returned 18.51%.

Explanation of Fund Performance

Stock selection within financials, healthcare and energy held back returns relative to the benchmark, while the materials and broad industrial categories proved beneficial to performance. Results were mixed among consumer stocks. The fund was underweight compared to its benchmark in the under-performing utilities sector, which aided returns, and good stock selection enhanced that advantage. Utility holdings were sold when valuations reached levels that appeared excessive.

In the consumer discretionary sector, positions in Jarden and Discovery Communications aided relative performance. Jarden, marketers of Coleman, Sunbeam, Rawlings and other brands, continued to enjoy growing sales. Discovery Communications, which operates the Discovery Channel, gained market share by extending its reach internationally while adding new outlets. In the materials sector, the fund owned containerboard maker Packaging Corporation, which rose as it gained market share and pricing power within its market.

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In the technology sector, the fund benefited from an overweight relative to the benchmark in NCR, one of the largest makers of ATMs and point-of-sale terminals, which gained significant ground. NCR broadened its offerings and generated new sales through software and service products that carry higher margins. In the financial sector, SEI Investments, which is not included in the index, boosted relative return. SEI, which provides investment processing and other services for institutional clients, enjoyed added sales as it introduced new products.

Fund disappointments during the period included Rovi Corporation in the technology sector, a stock that is not included in the index. Rovi declined as some of its more mature businesses are shrinking, reducing growth prospects. We continue to hold the shares based on the potential of its digital entertainment guides and interactive programming for cable and satellite providers. Allscripts Healthcare Solutions detracted from results in the wake of some execution issues and the need to restate earlier earnings. Allscripts helps physicians and other health care providers cut costs and reduce errors by automating their practices. Allscripts has a strong client roster and we are optimistic about its future. The fund had more exposure than the index to EZCorp, which operates pawnshops and offers payday loans in the United States and Mexico. The sputtering economy caused earnings growth to stall in the United States, but business has been stronger elsewhere. Lower gold prices have pressured the company’s jewelry scrapping business, which melts and resells gold items that pawn customers have abandoned. Growth plans are moving ahead in Mexico and we believe the company has attractive long-term potential despite the issues often associated with payday lending. In the industrials sector, Navistar suffered from slow demand for heavy trucks amid the sluggish economy and fewer new orders as its engines failed to meet more rigorous EPA emissions standards. New leadership appears to be taking corrective steps, with trucks now incorporating a new engine that meets emission guidelines. Finally, a position in discount retailer Big Lots detracted from relative return. The retailer struggled as the economy hurt sales of discretionary items and competitors put pricing pressure on consumables.

Outlook

Economic growth remains on the weak side. But despite obvious macro risks, we believe the economy has the potential to do better in 2013 if Washington provides clarity on taxes, budgets and regulations. Equities do not appear expensive to us; there are many growing companies whose stocks trade at good valuations. We seek those that are growing a little faster than their groups but we are careful not to overpay. An improved housing market is helping to shore up consumer confidence and should boost employment, and retail sales appear healthy. The fund remains underweight in financials, but we did add to banks that appeared attractively valued and shed utilities during the year. Overall, we are finding opportunities among cyclical sectors such as industrials, technology and materials.

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VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares3

October 31, 2008 (inception) through December 31, 2012

See Notes to Charts on Page 17.

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Average Annual Total Returns — December 31, 20123

	1 Year	Since Inception

Class A (Inception 10/31/08)
NAV	15.93%	13.60%
With 5.75% Maximum Sales Charge	9.29	11.99

Class C (Inception 10/31/08)
NAV	15.10	12.76
With CDSC[1]	14.10	12.76

Class Y (Inception 10/31/08)
NAV	16.28	13.89

Comparative Performance
Russell Midcap® Value Index[2]	18.51	15.83

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2012 through December 31, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

19  |

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,099.20	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$6.04
Class B
Actual	$1,000.00	$1,094.70	$10.21
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.83
Class C
Actual	$1,000.00	$1,094.80	$10.22
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.83
Class Y
Actual	$1,000.00	$1,100.70	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77

*	Expenses are equal to the Fund’s annualized expense ratio: 1.19%, 1.94%, 1.94% and 0.94% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,082.80	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Class B
Actual	$1,000.00	$1,078.50	$10.71
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class C
Actual	$1,000.00	$1,078.20	$10.71
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class Y
Actual	$1,000.00	$1,083.90	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2012[1]	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD 7/1/2012[1] – 12/31/2012
Class A
Actual	$1,000.00	$1,000.00	$0.00	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06	*
Class C
Actual	$1,000.00	$1,000.00	$0.00	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.86	*
Class Y
Actual	$1,000.00	$1,000.00	$0.00	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.80%, 1.55% and 0.55% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 366 (to reflect the half-year period).

[1]	Shares of the Fund were first registered under the Securities Act of 1933 effective December 31, 2012; therefore, actual expenses during the period were zero.

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,080.80	$7.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.05
Class B
Actual	$1,000.00	$1,077.00	$11.22
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	$10.89
Class C
Actual	$1,000.00	$1,077.30	$11.23
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	$10.89
Class Y
Actual	$1,000.00	$1,081.80	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84

*	Expenses are equal to the Fund’s annualized expense ratio: 1.39%, 2.15%, 2.15% and 1.15% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

21  |

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,089.00	$6.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Class C
Actual	$1,000.00	$1,085.30	$10.75
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class Y
Actual	$1,000.00	$1,090.40	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio: 1.30%, 2.05% and 1.05% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS FOR MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including a newly formed fund such as the McDonnell Intermediate Municipal Bond Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory and sub-advisory agreements (together, the “Agreements”) for the Fund at an in-person meeting held on November 16, 2012. Because McDonnell was proposed to be acquired by an affiliate of NGAM Advisors after the commencement of Fund operations, the Agreements considered by the Trustees included both a sub-advisory agreement with McDonnell under its pre-transaction ownership and a sub-advisory agreement to take effect upon the consummation of the transaction.

In connection with this review, Fund management and other representatives of the Fund’s adviser, NGAM Advisors, L.P. (“NGAM Advisors”), and sub-adviser, McDonnell Investment Management, LLC (“McDonnell”) (collectively, the “Advisers”), distributed to the Trustees materials including, among other items, (i) information on the investment performance of institutional accounts managed by the Advisers with similar strategies, (ii) information on the proposed advisory and sub-advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expected expenses to those of a peer group of funds, information on fees charged to other accounts advised or sub-advised by the Advisers and information on the proposed expense cap, (iii) the Fund’s investment objective and strategies, (iv) the size, education and experience of the Advisers’ respective investment staff and the investment strategies proposed to be used in managing the Fund, (v) proposed arrangements for the distribution of the Fund’s shares and the related costs, (vi) the procedures proposed to be employed to determine the value of the Fund’s assets, (vii) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (viii) information about the ownership of McDonnell and the pending transaction pursuant to which McDonnell would become an affiliate of NGAM Advisors, (ix) information about the Advisers’ performance, (x) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information required through the questionnaire) and (xi) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised by NGAM Advisors, as well as information about NGAM Advisors they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Advisers.

23  |

In considering whether to initially approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Advisers and their respective affiliates to the Fund, and the resources to be dedicated to the Fund by the Advisers and their respective affiliates. The Trustees considered their experience with other funds advised by NGAM Advisors, as well as the current and pending affiliations between the Advisers and Natixis Global Asset Management, L.P. (“Natixis US”). In this regard, the Trustees considered not only the advisory and sub-advisory services proposed to be provided by the Advisers to the Fund, but also the monitoring and oversight services proposed to be provided by NGAM Advisors to the Fund. The Trustees also considered the administrative services proposed to be provided by NGAM Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the Fund under the Agreements seemed consistent with the Fund’s operational requirements, and that the Advisers had the capabilities, resources and personnel necessary to provide the advisory and sub-advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreements supported approval of the Agreements.

Investment performance of the Fund and the Advisers. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds and accounts managed by the Advisers. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Advisers’ performance records and/or other relevant factors supported approval of the Agreements.

The costs of the services to be provided by the Advisers and their affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreements, the Trustees reviewed information comparing the proposed advisory and sub-advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Advisers and of other accounts managed by McDonnell, as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s representations about the

|  24

differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s proposed advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Advisers to offer competitive compensation. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Advisers’ affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser compensation or profitability were issues, the estimated expense levels of the Fund and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory and sub-advisory fees proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreements.

Economies of scale. The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory and sub-advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund would be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following: the compliance-related resources the Advisers and their respective affiliates would provide to the Fund and the potential so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of NGAM Advisors to provide distribution and administrative services to the Fund and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company would benefit from the retention of affiliated advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements should be approved.

25  |

Portfolio of Investments – as of December 31, 2012

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)
Common Stocks — 97.2% of Net Assets
	Airlines — 6.1%
2,718,000	Delta Air Lines, Inc.(b)	$32,262,660

	Automobiles — 6.2%
180,000	Honda Motor Co. Ltd., Sponsored ADR	6,649,200
280,000	Toyota Motor Corp., Sponsored ADR	26,110,000

		32,759,200

	Capital Markets — 8.5%
2,330,000	Morgan Stanley	44,549,600

	Chemicals — 5.9%
330,000	Monsanto Co.	31,234,500

	Diversified Financial Services — 20.6%
1,200,000	Bank of America Corp.	13,920,000
1,325,000	Citigroup, Inc.	52,417,000
960,000	JPMorgan Chase & Co.	42,211,200

		108,548,200

	Health Care Providers & Services — 3.4%
590,000	HCA Holdings, Inc.	17,800,300

	Household Durables — 16.8%
1,320,000	DR Horton, Inc.	26,109,600
790,000	Lennar Corp., Class A	30,549,300
1,740,000	PulteGroup, Inc.(b)	31,598,400

		88,257,300

	Insurance — 10.7%
710,000	American International Group, Inc.(b)	25,063,000
590,000	Prudential Financial, Inc.	31,464,700

		56,527,700

	IT Services — 5.8%
202,000	Visa, Inc., Class A	30,619,160

	Multiline Retail — 7.1%
960,000	Macy’s, Inc.	37,459,200

	Specialty Retail — 1.0%
170,000	Gap, Inc. (The)	5,276,800

	Tobacco — 5.1%
320,000	Philip Morris International, Inc.	26,764,800

	Total Common Stocks (Identified Cost $466,578,198)	512,059,420

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2012

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.5%
$7,745,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $7,745,004 on 1/02/2013 collateralized by $7,515,000 U.S. Treasury Note, 2.125% due 12/31/2015 valued at $7,900,144 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,745,000)	$7,745,000

	Total Investments — 98.7% (Identified Cost $474,323,198)(a)	519,804,420
	Other assets less liabilities — 1.3%	7,038,857

	Net Assets — 100.0%	$526,843,277

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $474,734,578 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$50,170,432
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,100,590)

	Net unrealized appreciation	$45,069,842

(b)	Non-income producing security.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2012 (Unaudited)

Diversified Financial Services	20.6%
Household Durables	16.8
Insurance	10.7
Capital Markets	8.5
Multiline Retail	7.1
Automobiles	6.2
Airlines	6.1
Chemicals	5.9
IT Services	5.8
Tobacco	5.1
Health Care Providers & Services	3.4
Specialty Retail	1.0
Short-Term Investments	1.5

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2012

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 96.2% of Net Assets
	Aerospace & Defense — 3.3%
57,900	Boeing Co. (The)	$4,363,344

	Air Freight & Logistics — 3.4%
50,400	FedEx Corp.	4,622,688

	Auto Components — 6.4%
44,700	Autoliv, Inc.	3,012,333
88,500	Delphi Automotive PLC(b)	3,385,125
41,300	TRW Automotive Holdings Corp.(b)	2,214,093

		8,611,551

	Automobiles — 2.2%
31,900	Toyota Motor Corp., Sponsored ADR	2,974,675

	Capital Markets — 6.3%
34,300	Franklin Resources, Inc.	4,311,510
32,400	Goldman Sachs Group, Inc. (The)	4,132,944

		8,444,454

	Commercial Banks — 5.1%
198,700	Wells Fargo & Co.	6,791,566

	Consumer Finance — 1.6%
37,300	Capital One Financial Corp.	2,160,789

	Diversified Financial Services — 6.4%
58,900	CME Group, Inc., Class A	2,986,819
127,300	JPMorgan Chase & Co.	5,597,381

		8,584,200

	Electrical Equipment — 1.8%
28,600	Rockwell Automation, Inc.	2,402,114

	Energy Equipment & Services — 1.9%
38,100	National Oilwell Varco, Inc.	2,604,135

	Health Care Equipment & Supplies — 0.5%
16,200	Medtronic, Inc.	664,524

	Hotels, Restaurants & Leisure — 9.1%
128,300	Carnival Corp.	4,717,591
109,200	Marriott International, Inc., Class A	4,069,884
17,500	McDonald’s Corp.	1,543,675
33,800	Starwood Hotels & Resorts Worldwide, Inc.	1,938,768

		12,269,918

	Insurance — 2.5%
93,500	American International Group, Inc.(b)	3,300,550

	IT Services — 7.2%
11,900	MasterCard, Inc., Class A	5,846,232
24,700	Visa, Inc., Class A	3,744,026

		9,590,258

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2012

Harris Associates Large Cap Value Fund – (continued)

Shares	Description	Value (†)
	Machinery — 8.3%
21,200	Caterpillar, Inc.	$1,899,096
29,000	Cummins, Inc.	3,142,150
72,500	Illinois Tool Works, Inc.	4,408,725
19,400	Parker Hannifin Corp.	1,650,164

		11,100,135

	Media — 4.7%
102,200	Comcast Corp., Special Class A	3,674,090
39,900	Omnicom Group, Inc.	1,993,404
12,900	Walt Disney Co. (The)	642,291

		6,309,785

	Oil, Gas & Consumable Fuels — 4.6%
39,800	Apache Corp.	3,124,300
35,000	ExxonMobil Corp.	3,029,250

		6,153,550

	Semiconductors & Semiconductor Equipment — 12.3%
349,300	Applied Materials, Inc.	3,995,992
317,100	Intel Corp.	6,541,773
62,600	Lam Research Corp.(b)	2,261,738
121,300	Texas Instruments, Inc.	3,753,022

		16,552,525

	Software — 3.5%
140,000	Oracle Corp.	4,664,800

	Specialty Retail — 4.1%
18,500	Advance Auto Parts, Inc.	1,338,475
49,900	CarMax, Inc.(b)	1,873,246
41,000	Tiffany & Co.	2,350,940

		5,562,661

	Textiles, Apparel & Luxury Goods — 1.0%
25,400	NIKE, Inc., Class B	1,310,640

	Total Common Stocks (Identified Cost $107,705,530)	129,038,862

Principal Amount
Short-Term Investments – 4.2%
$5,635,187	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $5,635,190 on 01/02/2013 collateralized by $5,595,000 Federal Home Loan Mortgage Corp., 3.000% due 8/06/2020 valued at $5,748,863 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,635,187)	5,635,187

	Total Investments — 100.4% (Identified Cost $113,340,717)(a)	134,674,049
	Other assets less liabilities — (0.4)%	(543,634)

	Net Assets — 100.0%	$134,130,415

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2012

Harris Associates Large Cap Value Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:

	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $114,434,157 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$22,743,824
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,503,932)

	Net unrealized appreciation	$20,239,892

(b)	Non-income producing security.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2012 (Unaudited)

Semiconductors & Semiconductor Equipment	12.3%
Hotels, Restaurants & Leisure	9.1
Machinery	8.3
IT Services	7.2
Auto Components	6.4
Diversified Financial Services	6.4
Capital Markets	6.3
Commercial Banks	5.1
Media	4.7
Oil, Gas & Consumable Fuels	4.6
Specialty Retail	4.1
Software	3.5
Air Freight & Logistics	3.4
Aerospace & Defense	3.3
Insurance	2.5
Automobiles	2.2
Other Investments, less than 2% each	6.8
Short-Term Investments	4.2

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2012

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 97.5% of Net Assets
Municipals — 97.5%
	Alaska — 3.3%
$400,000	Anchorage, GO, Schools, Refunding, Series B, (NATL-RE insured, FGIC insured), 5.000%, 9/01/2018	$483,880

	Arizona — 5.8%
300,000	Phoenix Civic Improvement, Corporate Excise Tax Revenue, Series A, 5.000%, 7/01/2024	365,004
400,000	Pima County Sewer System Revenue, Series A, 5.000%, 7/01/2022	492,388

		857,392

	California — 5.9%
400,000	Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, 4.000%, 4/01/2030	435,092
400,000	California State, GO, Various Purpose, Refunding, 4.000%, 9/01/2027	433,312

		868,404

	Colorado — 9.4%
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028	457,424
400,000	Denver City and County, Airport System Revenue, Series B, 5.000%, 11/15/2029	470,472
400,000	Douglas County School District #Re-1, GO, Refunding, (State Aid Withholding), 4.000%, 12/15/2020	468,440

		1,396,336

	Connecticut — 5.9%
375,000	State of Connecticut Special Tax Revenue, Second Lien, Transportation Infrastructure, Refunding, Series 1, 5.000%, 2/01/2016	421,646
400,000	State of Connecticut, GO, Series G, 4.000%, 10/15/2026	451,764

		873,410

	Florida — 8.3%
250,000	Florida State Board of Education, GO, Capital Outlay 2011, Refunding, Series B, 5.000%, 6/01/2015	276,388
400,000	Florida State Board of Governors, University System Improvement Revenue, Refunding, Series A, 5.000%, 7/01/2018	480,784
400,000	Orlando & Orange County Expressway Authority Revenue, Refunding, 5.000%, 7/01/2023	478,800

		1,235,972

	Hawaii — 3.1%
400,000	Honolulu City and County, GO, Series B, 5.000%, 8/01/2016	459,396

	Illinois — 6.1%
370,000	Illinois Finance Authority Revenue, Children’s Memorial Hospital, Series B, 5.500%, 8/15/2028	428,001
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	121,407
320,000	Illinois State Toll Highway Authority Revenue, Senior Priority, Series A, (AGM insured), 5.000%, 1/01/2017	353,341

		902,749

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2012

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Kentucky — 2.3%
$275,000	Louisville & Jefferson County, Metropolitan Government Revenue, Jewish Hospital St. Mary’s Healthcare, Prerefunded 2/01/2018@100, 6.125%, 2/01/2037	$347,215

	Massachusetts — 3.0%
400,000	Massachusetts School Building Authority Sales Tax Revenue, Prerefunded 8/15/2015@100, Series A, (AGM insured), 5.000%, 8/15/2017	447,684

	New York — 5.7%
350,000	New York State Dormitory Authority Revenue, Cornell University, Series B, 5.000%, 7/01/2021	432,866
350,000	New York State Dormitory Authority Revenue, Mental Health Services Facility Improvements, (State Appropriation), 5.000%, 2/15/2017	405,209

		838,075

	North Carolina — 6.2%
400,000	North Carolina Eastern Municipal Power Agency Revenue, Refunding, Series A, 5.250%, 1/01/2020	470,404
375,000	Raleigh Durham Airport Authority Revenue, Refunding, Series A, 5.000%, 5/01/2024	446,224

		916,628

	Ohio — 5.3%
400,000	American Municipal Power Revenue, Hydroelectric Projects, Refunding, Series CA, (AGM insured), 5.000%, 2/15/2021	475,112
270,000	State of Ohio Hospital Facilities Revenue, Cleveland Clinic Health System, Refunding, Series A, 5.000%, 1/01/2018	316,421

		791,533

	Pennsylvania — 8.2%
335,000	Delaware County Authority Revenue, Villanova University, 5.000%, 8/01/2019	401,648
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	306,438
450,000	Philadelphia Airport Revenue, Refunding, Series D, AMT, 5.000%, 6/15/2016	502,555

		1,210,641

	Texas — 12.3%
400,000	Frisco Independent School District, GO, School Building, Refunding, Series B, (PSF-GTD), 5.000%, 8/15/2020	502,992
400,000	Garland, GO, Refunding, (AGM insured), 5.000%, 2/15/2016	452,752
400,000	Pasadena Independent School District, GO, Refunding, Series D, (PSF-GTD), 4.000%, 2/15/2019	465,572
400,000	San Antonio, GO, General Improvements, Refunding, 4.000%, 2/01/2013	401,156

		1,822,472

	Utah — 2.0%
250,000	Utah State Transit Authority Sales Tax Revenue, Refunding, 5.000%, 6/15/2024	301,598

	Washington — 4.7%
360,000	Energy Northwest Electric Revenue, Columbia Generating Station, Series D, 5.000%, 7/01/2029	433,940
250,000	Spokane County, GO, Limited Tax, Refunding, 4.000%, 12/01/2014	267,190

		701,130

	Total Bonds and Notes (Identified Cost $14,611,999)	14,454,515

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2012

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 1.6%
$246,525	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $246,525 on 1/02/2013 collateralized by $245,000 Federal Home Loan Mortgage Corp., 3.000% due 8/06/2020 valued at $251,738 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $246,525)	$246,525

	Total Investments — 99.1% (Identified Cost $14,858,524)(a)	14,701,040
	Other assets less liabilities — 0.9%	128,053

	Net Assets — 100.0%	$14,829,093

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized depreciation on investments based on a cost of $14,858,524 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$15,019
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(172,503)

	Net unrealized depreciation	$(157,484)

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
NATL-RE	National Public Finance Guarantee Corporation
PSF-GTD	Permanent School Fund Guarantee Program

Holdings Summary at December 31, 2012 (Unaudited)

General Obligation	21.8%
Medical	13.2
Transportation	12.7
School District	9.7
Higher Education	9.7
Airport	9.5
Power	9.3
General	5.3
Water	3.3
Education	3.0
Short-Term Investments	1.6

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 96.3% of Net Assets
	Air Freight & Logistics — 1.7%
120,325	Atlas Air Worldwide Holdings, Inc.(b)	$5,331,601

	Building Products – 2.6%
51,437	A.O. Smith Corp.	3,244,132
97,600	Lennox International, Inc.	5,125,952

		8,370,084

	Capital Markets — 1.6%
186,775	LPL Financial Holdings, Inc.	5,259,584

	Chemicals — 1.1%
146,150	Kraton Performance Polymers, Inc.(b)	3,511,985

	Commercial Banks — 9.1%
445,325	Associated Banc-Corp	5,842,664
462,455	FirstMerit Corp.	6,562,236
121,325	Fulton Financial Corp.	1,165,933
143,825	Hancock Holding Co.	4,565,006
138,175	Prosperity Bancshares, Inc.	5,803,350
274,025	Webster Financial Corp.	5,631,214

		29,570,403

	Commercial Services & Supplies — 5.7%
204,125	Corrections Corp. of America	7,240,314
321,075	KAR Auction Services, Inc.	6,498,558
159,200	McGrath Rentcorp	4,619,984

		18,358,856

	Construction & Engineering — 1.8%
236,850	MasTec, Inc.(b)	5,904,671

	Consumer Finance — 2.0%
131,575	First Cash Financial Services, Inc.(b)	6,528,751

	Containers & Packaging — 4.2%
158,225	Packaging Corp. of America	6,086,916
180,275	Silgan Holdings, Inc.	7,497,637

		13,584,553

	Electrical Equipment — 0.4%
131,425	GrafTech International Ltd.(b)	1,234,081

	Electronic Equipment, Instruments & Components — 1.8%
73,725	Littelfuse, Inc.	4,549,570
42,725	ScanSource, Inc.(b)	1,357,373

		5,906,943

	Energy Equipment & Services — 2.8%
84,230	Oil States International, Inc.(b)	6,025,814
358,125	Precision Drilling Corp.	2,965,275

		8,991,089

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Food Products — 1.6%
155,625	Post Holdings, Inc.(b)	$5,330,156

	Gas Utilities — 2.1%
190,425	Atmos Energy Corp.	6,687,726

	Health Care Equipment & Supplies — 4.3%
82,050	Sirona Dental Systems, Inc.(b)	5,288,943
102,700	Teleflex, Inc.	7,323,537
23,600	West Pharmaceutical Services, Inc.	1,292,100

		13,904,580

	Health Care Providers & Services — 1.3%
160,275	Health Management Associates, Inc., Class A(b)	1,493,763
71,800	LifePoint Hospitals, Inc.(b)	2,710,450

		4,204,213

	Hotels, Restaurants & Leisure — 2.0%
146,250	Choice Hotels International, Inc.	4,916,925
58,225	Jack in the Box, Inc.(b)	1,665,235

		6,582,160

	Household Durables — 2.6%
116,375	Harman International Industries, Inc.	5,194,980
92,250	Ryland Group, Inc. (The)	3,367,125

		8,562,105

	Household Products — 1.1%
76,775	WD-40 Co.	3,616,870

	Insurance — 6.2%
196,550	American Equity Investment Life Holding Co.	2,399,875
36,950	Aspen Insurance Holdings Ltd.	1,185,356
609,200	CNO Financial Group, Inc.	5,683,836
174,262	HCC Insurance Holdings, Inc.	6,484,289
242,575	Tower Group, Inc.	4,310,558

		20,063,914

	IT Services — 1.6%
231,400	Broadridge Financial Solutions, Inc.	5,294,432

	Machinery — 3.8%
225,675	Actuant Corp., Class A	6,298,589
44,075	Valmont Industries, Inc.	6,018,441

		12,317,030

	Metals & Mining — 2.8%
262,050	Globe Specialty Metals, Inc.	3,603,187
87,500	Reliance Steel & Aluminum Co.	5,433,750

		9,036,937

	Oil, Gas & Consumable Fuels — 2.3%
230,639	Oasis Petroleum, Inc.(b)	7,334,320

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Professional Services — 2.4%
81,075	ICF International, Inc.(b)	$1,900,398
105,175	Towers Watson & Co., Class A	5,911,887

		7,812,285

	REITs — Apartments — 0.9%
178,975	Associated Estates Realty Corp.	2,885,077

	REITs — Hotels — 1.6%
444,600	Hersha Hospitality Trust	2,223,000
113,075	LaSalle Hotel Properties	2,870,974

		5,093,974

	REITs — Office Property — 2.0%
188,400	Highwoods Properties, Inc.	6,301,980

	REITs — Shopping Centers — 0.9%
230,925	Excel Trust, Inc.	2,925,820

	Semiconductors & Semiconductor Equipment — 6.3%
52,525	Hittite Microwave Corp.(b)	3,261,803
277,200	Microsemi Corp.(b)	5,832,288
141,825	MKS Instruments, Inc.	3,656,248
155,175	Semtech Corp.(b)	4,492,316
147,275	Skyworks Solutions, Inc.(b)	2,989,683

		20,232,338

	Software — 4.7%
26,450	ACI Worldwide, Inc.(b)	1,155,601
79,875	Manhattan Associates, Inc.(b)	4,819,657
180,675	SS&C Technologies Holdings, Inc.(b)	4,177,206
171,450	Verint Systems, Inc.(b)	5,033,772

		15,186,236

	Specialty Retail — 5.4%
204,122	Aaron’s, Inc.	5,772,570
57,000	DSW, Inc., Class A	3,744,330
87,800	Group 1 Automotive, Inc.	5,442,722
70,725	Lithia Motors, Inc., Class A	2,646,530

		17,606,152

	Textiles, Apparel & Luxury Goods — 1.0%
76,800	Wolverine World Wide, Inc.	3,147,264

	Trading Companies & Distributors — 4.6%
170,075	United Rentals, Inc.(b)	7,741,814
106,175	WESCO International, Inc.(b)	7,159,380

		14,901,194

	Total Common Stocks (Identified Cost $274,414,191)	311,579,364

Closed End Investment Companies — 2.8%
519,325	Ares Capital Corp. (Identified Cost $8,335,987)	9,088,187

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Small Cap Value Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 2.1%
$6,691,640	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $6,691,644 on 1/02/2013 collateralized by $6,820,000 U.S. Treasury Note, 0.625% due 5/31/2017 valued at $6,828,525 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,691,640)	$6,691,640

	Total Investments — 101.2% (Identified Cost $289,441,818)(a)	327,359,191
	Other assets less liabilities — (1.2)%	(3,903,621)

	Net Assets — 100.0%	$323,455,570

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $291,643,727 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$40,210,851
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,495,387)

	Net unrealized appreciation	$35,715,464

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at December 31, 2012 (Unaudited)

Commercial Banks	9.1%
Semiconductors & Semiconductor Equipment	6.3
Insurance	6.2
Commercial Services & Supplies	5.7
Specialty Retail	5.4
Software	4.7
Trading Companies & Distributors	4.6
Health Care Equipment & Supplies	4.3
Containers & Packaging	4.2
Machinery	3.8
Metals & Mining	2.8
Closed End Investment Companies	2.8
Energy Equipment & Services	2.8
Household Durables	2.6
Building Products	2.6
Professional Services	2.4
Oil, Gas & Consumable Fuels	2.3
Gas Utilities	2.1
Hotels, Restaurants & Leisure	2.0
Consumer Finance	2.0
REITs - Office Property	2.0
Other Investments, less than 2% each	18.4
Short-Term Investments	2.1

Total Investments	101.2
Other assets less liabilities	(1.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 94.3% of Net Assets
	Aerospace & Defense — 0.7%
27,625	B/E Aerospace, Inc.(b)	$1,364,675

	Auto Components — 2.4%
74,800	Delphi Automotive PLC(b)	2,861,100
49,750	Tenneco, Inc.(b)	1,746,722

		4,607,822

	Biotechnology — 1.1%
200,450	Elan Corp. PLC, Sponsored ADR(b)	2,046,595
4,889	Prothena Corp. PLC(b)	35,836

		2,082,431

	Capital Markets — 1.2%
102,075	SEI Investments Co.	2,382,431

	Chemicals — 3.6%
28,750	Airgas, Inc.	2,624,587
37,950	Celanese Corp., Series A	1,689,914
47,150	FMC Corp.	2,759,218

		7,073,719

	Commercial Banks — 7.9%
71,475	CIT Group, Inc.(b)	2,761,794
235,075	Fifth Third Bancorp	3,570,789
374,725	First Niagara Financial Group, Inc.	2,971,569
574,425	Huntington Bancshares, Inc.	3,670,576
336,025	Regions Financial Corp.	2,392,498

		15,367,226

	Computers & Peripherals — 2.1%
162,500	NCR Corp.(b)	4,140,500

	Construction & Engineering — 1.4%
101,275	Quanta Services, Inc.(b)	2,763,795

	Consumer Finance — 1.5%
148,125	Ezcorp, Inc., Class A(b)	2,941,763

	Containers & Packaging — 3.6%
118,650	Crown Holdings, Inc.(b)	4,367,506
70,750	Packaging Corp. of America	2,721,753

		7,089,259

	Distributors — 0.8%
70,750	LKQ Corp.(b)	1,492,825

	Energy Equipment & Services — 3.3%
63,000	Helmerich & Payne, Inc.	3,528,630
138,175	Superior Energy Services, Inc.(b)	2,862,986

		6,391,616

	Food Products — 1.9%
56,375	Ingredion, Inc.	3,632,241

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — 0.5%
16,950	Sirona Dental Systems, Inc.(b)	$1,092,597

	Health Care Providers & Services — 1.9%
120,475	HCA Holdings, Inc.	3,634,731

	Health Care Technology — 1.0%
202,275	Allscripts Healthcare Solutions, Inc.(b)	1,905,431

	Hotels, Restaurants & Leisure — 0.9%
39,425	Darden Restaurants, Inc.	1,776,885

	Household Durables — 2.7%
58,050	Jarden Corp.(b)	3,001,185
59,700	Lennar Corp., Class A	2,308,599

		5,309,784

	Household Products — 1.4%
61,525	Spectrum Brands Holdings, Inc. (b)	2,764,318

	Insurance — 9.4%
83,275	Endurance Specialty Holdings Ltd.	3,305,185
177,600	Hartford Financial Services Group, Inc. (The)	3,985,344
72,575	Reinsurance Group of America, Inc., Class A	3,884,214
94,325	Validus Holdings Ltd.	3,261,758
156,600	XL Group PLC	3,924,396

		18,360,897

	IT Services — 5.9%
129,700	Broadridge Financial Solutions, Inc.	2,967,536
39,425	Fiserv, Inc.(b)	3,115,758
65,575	Global Payments, Inc.	2,970,547
37,950	MAXIMUS, Inc.	2,399,199

		11,453,040

	Machinery — 6.5%
68,175	AGCO Corp.(b)	3,348,756
14,375	Flowserve Corp.	2,110,250
91,750	Navistar International Corp.(b)	1,997,397
53,800	Pentair Ltd. (Registered)	2,644,270
33,525	Snap-on, Inc.	2,648,140

		12,748,813

	Media — 2.5%
50,475	CBS Corp., Class B	1,920,574
46,425	Discovery Communications, Inc., Class A(b)	2,947,059

		4,867,633

	Metals & Mining — 3.1%
52,250	Carpenter Technology Corp.	2,697,667
54,900	Reliance Steel & Aluminum Co.	3,409,290

		6,106,957

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 4.5%
169,500	Denbury Resources, Inc.(b)	$2,745,900
30,225	Noble Energy, Inc.	3,075,091
27,625	Pioneer Natural Resources Co.	2,944,549

		8,765,540

	Pharmaceuticals — 2.8%
51,611	Valeant Pharmaceuticals International, Inc.(b)	3,084,789
197,125	Warner Chilcott PLC, Class A	2,373,385

		5,458,174

	Professional Services — 1.9%
65,225	Towers Watson & Co., Class A	3,666,297

	Semiconductors & Semiconductor Equipment — 2.1%
74,800	Avago Technologies Ltd.	2,368,168
86,325	Skyworks Solutions, Inc.(b)	1,752,398

		4,120,566

	Software — 7.5%
53,800	BMC Software, Inc.(b)	2,133,708
37,950	Check Point Software Technologies Ltd.(b)	1,807,938
22,850	Intuit, Inc.	1,359,575
135,600	Nuance Communications, Inc.(b)	3,026,592
193,075	Rovi Corp.(b)	2,979,147
61,525	Solera Holdings, Inc.	3,289,742

		14,596,702

	Specialty Retail — 3.1%
67,850	Rent-A-Center, Inc.	2,331,326
68,900	Signet Jewelers Ltd.	3,679,260

		6,010,586

	Tobacco — 1.2%
21,000	Lorillard, Inc.	2,450,070

	Trading Companies & Distributors — 3.9%
84,375	United Rentals, Inc.(b)	3,840,750
54,900	WESCO International, Inc.(b)	3,701,907

		7,542,657

	Total Common Stocks (Identified Cost $170,821,025)	183,961,981

Closed End Investment Companies — 1.5%
169,500	Ares Capital Corp. (Identified Cost $2,580,405)	2,966,250

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Value Opportunity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 4.0%
$7,795,742	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $7,795,746 on 01/02/2013 collateralized by $7,905,000 Federal Home Loan Mortgage Corp., 1.650% due 11/15/2019 valued at $7,954,406 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,795,742)	$7,795,742

	Total Investments — 99.8% (Identified Cost $181,197,172)(a)	194,723,973
	Other assets less liabilities — 0.2%	335,885

	Net Assets — 100.0%	$195,059,858

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $182,261,485 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$21,741,811
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,279,323)

	Net unrealized appreciation	$12,462,488

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Value Opportunity Fund – (continued)

Industry Summary at December 31, 2012 (Unaudited)

Insurance	9.4%
Commercial Banks	7.9
Software	7.5
Machinery	6.5
IT Services	5.9
Oil, Gas & Consumable Fuels	4.5
Trading Companies & Distributors	3.9
Containers & Packaging	3.6
Chemicals	3.6
Energy Equipment & Services	3.3
Metals & Mining	3.1
Specialty Retail	3.1
Pharmaceuticals	2.8
Household Durables	2.7
Media	2.5
Auto Components	2.4
Computers & Peripherals	2.1
Semiconductors & Semiconductor Equipment	2.1
Other Investments, less than 2% each	18.9
Short-Term Investments	4.0

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Statements of Assets & Liabilities

December 31, 2012

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	McDonnell Intermediate Municipal Bond Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$474,323,198	$113,340,717	$14,858,524	$289,441,818	$181,197,172
Net unrealized appreciation (depreciation)	45,481,222	21,333,332	(157,484)	37,917,373	13,526,801

Investments at value	519,804,420	134,674,049	14,701,040	327,359,191	194,723,973
Cash	3,415	—	—	—	—
Receivable for Fund shares sold	116,050	125,199	—	130,916	1,168,950
Receivable for securities sold	37,142,747	—	—	—	—
Dividends and interest receivable	565,602	30,630	168,255	178,170	138,243

TOTAL ASSETS	557,632,234	134,829,878	14,869,295	327,668,277	196,031,166

LIABILITIES
Payable for securities purchased	27,336,187	—	—	252,210	540,327
Payable for Fund shares redeemed	2,161,468	110,323	—	3,399,073	184,074
Management fees payable (Note 5)	317,135	66,218	4,309	249,042	129,063
Deferred Trustees’ fees (Note 5)	766,001	405,389	22	175,895	40,624
Administrative fees payable (Note 5)	19,713	5,040	563	12,333	7,191
Payable to distributor (Note 5d)	3,350	568	—	3,751	2,123
Other accounts payable and accrued expenses	185,103	111,925	35,308	120,403	67,906

TOTAL LIABILITIES	30,788,957	699,463	40,202	4,212,707	971,308

NET ASSETS	$526,843,277	$134,130,415	$14,829,093	$323,455,570	$195,059,858

NET ASSETS CONSIST OF:
Paid-in capital	$486,248,553	$120,383,014	$14,986,577	$280,208,600	$180,820,156
Distributions in excess of net investment income	(765,786)	(405,387)	—	(129,472)	(40,624)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,120,712)	(7,180,544)	—	5,459,069	753,525
Net unrealized appreciation (depreciation) on investments	45,481,222	21,333,332	(157,484)	37,917,373	13,526,801

NET ASSETS	$526,843,277	$134,130,415	$14,829,093	$323,455,570	$195,059,858

See accompanying notes to financial statements.

|  44

Statements of Assets & Liabilities (continued)

December 31, 2012

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	McDonnell Intermediate Municipal Bond Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$438,288,125	$113,869,637	$989	$160,399,673	$28,381,103

Shares of beneficial interest	42,848,608	7,078,667	100	8,457,123	1,831,975

Net asset value and redemption price per share	$10.23	$16.09	$9.89	$18.97	$15.49

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.85	$17.07	$10.25	$20.13	$16.44

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,446,541	$2,144,902	$—	$3,105,814	$—

Shares of beneficial interest	376,767	144,661	—	198,507	—

Net asset value and offering price per share	$9.15	$14.83	$—	$15.65	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$35,224,828	$6,015,973	$989	$26,980,392	$3,090,024

Shares of beneficial interest	3,874,273	407,857	100	1,725,570	203,171

Net asset value and offering price per share	$9.09	$14.75	$9.89	$15.64	$15.21

Class Y shares:
Net assets	$49,883,783	$12,099,903	$14,827,115	$132,969,691	$163,588,731

Shares of beneficial interest	4,756,287	727,495	1,500,000	6,910,063	10,506,751

Net asset value, offering and redemption price per share	$10.49	$16.63	$9.88	$19.24	$15.57

See accompanying notes to financial statements.

45  |

Statements of Operations

For the Year Ended December 31, 2012

	CGM Advisor Targeted Equity Fund		Harris Associates Large Cap Value Fund	McDonnell Intermediate Municipal Bond Fund(a)
INVESTMENT INCOME
Dividends	$11,491,514	(b)	$2,791,919	$—
Interest	2,247		228	27,371
Less net foreign taxes withheld	(67,540)		(4,152)	—

	11,426,221		2,787,995	27,371

Expenses
Management fees (Note 5)	4,150,039		944,008	7,349
Service and distribution fees (Note 5)	1,669,848		375,619	—
Administrative fees (Note 5)	263,663		60,785	819
Trustees’ fees and expenses (Note 5)	121,948		68,115	58
Transfer agent fees and expenses (Note 5)	643,287		224,871	5
Audit and tax services fees	45,341		41,215	32,500
Custodian fees and expenses	37,095		21,783	2,322
Legal fees	9,481		2,155	21
Registration fees	64,892		59,741	—
Shareholder reporting expenses	85,030		28,174	200
Miscellaneous expenses	20,390		10,207	263

Total expenses	7,111,014		1,836,673	43,537
Less waiver and/or expense reimbursement (Note 5)	—		(45,044)	(743)

Net expenses	7,111,014		1,791,629	42,794

Net investment income (loss)	4,315,207		996,366	(15,423)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	47,297,560		3,988,484	—
Foreign currency transactions	655		—	—
Net change in unrealized appreciation (depreciation) on:
Investments	31,061,066		15,718,145	(157,484)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	78,359,281		19,706,629	(157,484)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$82,674,488		$20,702,995	$(172,907)

(a)	From commencement of operations on November 16, 2012 through December 31, 2012.
(b)	Includes non-recurring dividends of $3,280,000.

See accompanying notes to financial statements.

|  46

Statements of Operations (continued)

For the Year Ended December 31, 2012

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$7,818,399 (c)	$4,055,175	(c)
Interest	442	194
Less net foreign taxes withheld	(2,779)	—

	7,816,062	4,055,369

Expenses
Management fees (Note 5)	3,390,660	1,425,190
Service and distribution fees (Note 5)	847,303	94,283
Administrative fees (Note 5)	169,888	80,249
Trustees’ fees and expenses (Note 5)	43,421	22,931
Transfer agent fees and expenses (Note 5)	456,449	193,748
Audit and tax services fees	39,326	38,019
Custodian fees and expenses	33,646	23,516
Legal fees	6,282	2,796
Registration fees	83,283	56,407
Shareholder reporting expenses	60,009	33,659
Miscellaneous expenses	19,985	10,807

Total expenses	5,150,252	1,981,605

Net investment income	2,665,810	2,073,764

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	25,930,055	6,478,478
Foreign currency transactions	(168)	—
Net change in unrealized appreciation (depreciation) on:
Investments	24,173,221	14,399,847

Net realized and unrealized gain on investments and foreign currency transactions	50,103,108	20,878,325

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,768,918	$22,952,089

(c)	Includes non-recurring dividends of $1,701,273 and $1,415,388 for Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund, respectively.

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets

	CGM Advisor Targeted Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$4,315,207	$3,279,660
Net realized gain on investments and foreign currency transactions	47,298,215	100,088,779
Net change in unrealized appreciation (depreciation) on investments	31,061,066	(243,921,485)

Net increase (decrease) in net assets resulting from operations	82,674,488	(140,553,046)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,813,264)	(2,783,146)
Class B	(610)	—
Class C	(31,566)	—
Class Y	(557,124)	(488,284)
Net realized capital gains
Class A	(19,506,253)	—
Class B	(170,718)	—
Class C	(1,766,210)	—
Class Y	(2,163,006)	—

Total distributions	(28,008,751)	(3,271,430)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(140,868,009)	(225,503,135)

Net decrease in net assets	(86,202,272)	(369,327,611)
NET ASSETS
Beginning of the year	613,045,549	982,373,160

End of the year	$526,843,277	$613,045,549

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(765,786)	$(663,505)

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets (continued)

	Harris Associates Large Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$996,366	$706,958
Net realized gain on investments	3,988,484	2,453,610
Net change in unrealized appreciation (depreciation) on investments	15,718,145	(5,021,499)

Net increase (decrease) in net assets resulting from operations	20,702,995	(1,860,931)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(913,298)	(683,171)
Class B	—	(1,388)
Class C	(8,756)	(2,052)
Class Y	(122,737)	(65,626)

Total distributions	(1,044,791)	(752,237)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(10,081,022)	(14,370,952)

Net increase (decrease) in net assets	9,577,182	(16,984,120)
NET ASSETS
Beginning of the year	124,553,233	141,537,353

End of the year	$134,130,415	$124,553,233

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(405,387)	$(347,644)

See accompanying notes to financial statements.

49  |

McDonnell Intermediate Municipal Bond Fund
Period Ended December 31, 2012 (a)
FROM OPERATIONS:
Net investment loss	$(15,423)
Net change in unrealized appreciation (depreciation) on investments	(157,484)

Net decrease in net assets resulting from operations	(172,907)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	15,002,000

Net increase in net assets	14,829,093
NET ASSETS
Beginning of the period	—

End of the period	$14,829,093

UNDISTRIBUTED NET INVESTMENT INCOME	$—

(a)	From commencement of operations on November 16, 2012 through December 31, 2012.

See accompanying notes to financial statements.

|  50

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,665,810	$2,383,062
Net realized gain on investments and foreign currency transactions	25,929,887	70,526,494
Net change in unrealized appreciation (depreciation) on investments	24,173,221	(91,520,839)

Net increase (decrease) in net assets resulting from operations	52,768,918	(18,611,283)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,095,844)	(1,089,250)
Class B	—	(280)
Class C	(23,674)	—
Class Y	(1,287,864)	(986,874)
Net realized capital gains
Class A	(11,383,253)	(49,424,710)
Class B	(256,797)	(1,141,557)
Class C	(2,136,731)	(7,191,157)
Class Y	(8,612,912)	(29,760,594)

Total distributions	(24,797,075)	(89,594,422)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(98,018,043)	(29,639,917)

Net decrease in net assets	(70,046,200)	(137,845,622)
NET ASSETS
Beginning of the year	393,501,770	531,347,392

End of the year	$323,455,570	$393,501,770

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(129,472)	$(145,563)

See accompanying notes to financial statements.

51  |

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,073,764	$141,286
Net realized gain on investments	6,478,478	4,262,752
Net change in unrealized appreciation (depreciation) on investments	14,399,847	(8,855,945)

Net increase (decrease) in net assets resulting from operations	22,952,089	(4,451,907)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(246,978)	—
Class C	(7,944)	—
Class Y	(1,789,205)	(112,793)
Net realized capital gains
Class A	(707,026)	(786,318)
Class C	(78,628)	(66,223)
Class Y	(4,019,631)	(4,052,804)

Total distributions	(6,849,412)	(5,018,138)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	46,408,042	89,212,415

Net increase in net assets	62,510,719	79,742,370
NET ASSETS
Beginning of the year	132,549,139	52,806,769

End of the year	$195,059,858	$132,549,139

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(40,624)	$(27,627)

See accompanying notes to financial statements.

|  52

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2012	$9.36	$0.08	(g)	$1.36	$1.44	$(0.09)	$(0.48)	$(0.57)
12/31/2011	11.12	0.05		(1.76)	(1.71)	(0.05)	—	(0.05)
12/31/2010	9.54	0.05	(h)	1.58	1.63	(0.05)	—	(0.05)
12/31/2009	7.66	0.05		1.88	1.93	(0.05)	—	(0.05)
12/31/2008	13.01	0.09		(4.94)	(4.85)	(0.06)	(0.44)	(0.50)
Class B
12/31/2012	8.41	(0.00	)(g)	1.22	1.22	(0.00)	(0.48)	(0.48)
12/31/2011	10.01	(0.03)		(1.57)	(1.60)	—	—	—
12/31/2010	8.61	(0.02	)(h)	1.42	1.40	(0.00)	—	(0.00)
12/31/2009	6.92	(0.01)		1.70	1.69	—	—	—
12/31/2008	11.81	(0.00)		(4.45)	(4.45)	(0.00)	(0.44)	(0.44)
Class C
12/31/2012	8.37	(0.00	)(g)	1.20	1.20	(0.00)	(0.48)	(0.48)
12/31/2011	9.96	(0.03)		(1.56)	(1.59)	—	—	—
12/31/2010	8.57	(0.02	)(h)	1.41	1.39	(0.00)	—	(0.00)
12/31/2009	6.89	(0.01)		1.69	1.68	(0.00)	—	(0.00)
12/31/2008	11.79	0.02		(4.46)	(4.44)	(0.02)	(0.44)	(0.46)
Class Y
12/31/2012	9.59	0.11	(g)	1.39	1.50	(0.12)	(0.48)	(0.60)
12/31/2011	11.40	0.07		(1.80)	(1.73)	(0.08)	—	(0.08)
12/31/2010	9.78	0.07	(h)	1.63	1.70	(0.08)	—	(0.08)
12/31/2009	7.84	0.06		1.96	2.02	(0.08)	—	(0.08)
12/31/2008	13.32	0.13		(5.09)	(4.96)	(0.08)	(0.44)	(0.52)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

53  |

					Ratios to Average Net Assets:

Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—		$10.23	15.44 (g)	$438,288	1.18	1.18	0.78	(g)	192
—		9.36	(15.36)	503,330	1.13	1.13	0.45		236
—		11.12	17.14	753,518	1.16	1.16	0.52	(h)	146
—		9.54	25.19	693,386	1.19	1.19	0.69		170
0.00	(i)	7.66	(38.36)	796,146	1.10	1.10	0.83		211

—		9.15	14.54 (g)	3,447	1.93	1.93	(0.05	)(g)	192
—		8.41	(15.98)	5,296	1.88	1.88	(0.32)		236
—		10.01	16.26	9,934	1.91	1.91	(0.28	)(h)	146
—		8.61	24.42	12,401	1.94	1.94	(0.11)		170
0.00	(i)	6.92	(38.90)	13,971	1.85	1.85	(0.03)		211

—		9.09	14.45 (g)	35,225	1.93	1.93	(0.02	)(g)	192
—		8.37	(15.96)	47,416	1.88	1.88	(0.32)		236
—		9.96	16.22	81,291	1.91	1.91	(0.23	)(h)	146
—		8.57	24.42	75,098	1.95	1.95	(0.14)		170
0.00	(i)	6.89	(38.85)	59,544	1.85	1.85	0.17		211

—		10.49	15.69 (g)	49,884	0.93	0.93	1.02	(g)	192
—		9.59	(15.16)	57,003	0.87	0.87	0.62		236
—		11.40	17.39	137,631	0.91	0.91	0.69	(h)	146
—		9.78	25.75	265,441	0.94	0.94	0.64		170
0.00	(i)	7.84	(38.28)	44,240	0.85	0.85	1.21		211

(g)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A , Class B, Class C and Class Y shares, respectively, total returns would have been 14.81%, 13.83%, 13.86% and 14.96% for Class A , Class B, Class C and Class Y shares, respectively and the ratios of net investment income (loss) to average net assets would have been 0.21%, (0.56)%, (0.55)% and 0.47% for Class A , Class B, Class C and Class Y shares, respectively.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.53)%, (0.52)% and 0.48% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
12/31/2012	$13.86	$0.12		$2.24	$2.36	$(0.13)	$—	$(0.13)
12/31/2011	14.17	0.08		(0.30)	(0.22)	(0.09)	—	(0.09)
12/31/2010	12.58	0.05		1.60	1.65	(0.06)	—	(0.06)
12/31/2009	8.77	0.05	(h)	3.81	3.86	(0.05)	—	(0.05)
12/31/2008	14.97	0.13		(6.20)	(6.07)	(0.13)	—	(0.13)
Class B
12/31/2012	12.76	(0.01)		2.08	2.07	—	—	—
12/31/2011	13.07	(0.03)		(0.28)	(0.31)	(0.00)	—	(0.00)
12/31/2010	11.65	(0.05)		1.48	1.43	(0.01)	—	(0.01)
12/31/2009	8.16	(0.02	)(h)	3.52	3.50	(0.01)	—	(0.01)
12/31/2008	13.84	0.03		(5.70)	(5.67)	(0.01)	—	(0.01)
Class C
12/31/2012	12.72	0.00		2.05	2.05	(0.02)	—	(0.02)
12/31/2011	13.02	(0.03)		(0.27)	(0.30)	(0.00)	—	(0.00)
12/31/2010	11.61	(0.05)		1.47	1.42	(0.01)	—	(0.01)
12/31/2009	8.13	(0.02	)(h)	3.51	3.49	(0.01)	—	(0.01)
12/31/2008	13.82	0.03		(5.69)	(5.66)	(0.03)	—	(0.03)
Class Y
12/31/2012	14.32	0.17		2.31	2.48	(0.17)	—	(0.17)
12/31/2011	14.65	0.12		(0.33)	(0.21)	(0.12)	—	(0.12)
12/31/2010	12.99	0.08		1.67	1.75	(0.09)	—	(0.09)
12/31/2009	9.05	0.08	(h)	3.93	4.01	(0.07)	—	(0.07)
12/31/2008	15.47	0.19		(6.42)	(6.23)	(0.19)	—	(0.19)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Includes a non-recurring dividend of $0.01 per share.

See accompanying notes to financial statements.

55  |

				Ratios to Average Net Assets:

Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$16.09	17.03	$113,870	1.30		1.33		0.77	25
—	13.86	(1.56)	107,978	1.30	(g)	1.30	(g)	0.57	36
—	14.17	13.08	118,938	1.30		1.39		0.36	32
0.00	12.58	44.03	113,309	1.30		1.50		0.53	131
—	8.77	(40.45)	85,761	1.28		1.28		1.04	38

—	14.83	16.22	2,145	2.05		2.08		(0.04)	25
—	12.76	(2.34)	3,341	2.05	(g)	2.05	(g)	(0.21)	36
—	13.07	12.31	5,614	2.05		2.13		(0.40)	32
0.00	11.65	42.88	7,864	2.05		2.25		(0.22)	131
—	8.16	(40.87)	8,191	2.03		2.04		0.25	38

—	14.75	16.13	6,016	2.05		2.08		0.02	25
—	12.72	(2.28)	5,667	2.05	(g)	2.05	(g)	(0.19)	36
—	13.02	12.26	7,399	2.05		2.14		(0.39)	32
0.00	11.61	42.91	7,208	2.05		2.25		(0.22)	131
—	8.13	(40.90)	6,222	2.03		2.03		0.26	38

—	16.63	17.33	12,100	1.05		1.09		1.04	25
—	14.32	(1.40)	7,567	1.05	(g)	1.05	(g)	0.80	36
—	14.65	13.47	9,586	1.05		1.14		0.61	32
0.00	12.99	44.39	7,450	1.05		1.12		0.77	131
—	9.05	(40.18)	5,842	0.84		0.84		1.47	38

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

		Loss from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)	Net realized and unrealized gain	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND
Class A
12/31/2012(f)	$10.00	$(0.01)	$(0.10)	$(0.11)	$—	$—	$—
Class C
12/31/2012(f)	10.00	(0.01)	(0.10)	(0.11)	—	—	—
Class Y
12/31/2012(f)	10.00	(0.01)	(0.11)	(0.12)	—	—	—

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	From commencement of operations on November 16, 2012 through December 31, 2012.
(g)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund (See Note 5 of Notes to Financial Statements).

See accompanying notes to financial statements.

57  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)	Net investment loss (%) (e)	Portfolio turnover rate (%)

$9.89	(1.10)	$1	2.19	(g)	2.23	(0.71)	0

9.89	(1.10)	1	2.20	(g)	2.24	(0.73)	0

9.88	(1.20)	14,827	2.33	(g)	2.37	(0.84)	0

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2012	$17.74	$0.13	(g)	$2.50	$2.63	$(0.14)	$(1.26)	$(1.40)
12/31/2011	22.69	0.10		(0.83)	(0.73)	(0.09)	(4.13)	(4.22)
12/31/2010	22.31	(0.01)		5.27	5.26	—	(4.90)	(4.90)
12/31/2009	17.42	0.05	(h)	4.88	4.93	(0.04)	—	(0.04)
12/31/2008	22.11	0.03		(4.69)	(4.66)	—	(0.03)	(0.03)
Class B
12/31/2012	14.84	(0.02	)(g)	2.09	2.07	—	(1.26)	(1.26)
12/31/2011	19.73	(0.07)		(0.69)	(0.76)	(0.00)	(4.13)	(4.13)
12/31/2010	20.06	(0.17)		4.72	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.09	)(h)	4.39	4.30	—	—	—
12/31/2008	20.15	(0.14)		(4.22)	(4.36)	—	(0.03)	(0.03)
Class C
12/31/2012	14.85	(0.01	)(g)	2.08	2.07	(0.02)	(1.26)	(1.28)
12/31/2011	19.74	(0.06)		(0.70)	(0.76)	—	(4.13)	(4.13)
12/31/2010	20.07	(0.16)		4.71	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.08	)(h)	4.39	4.31	—	—	—
12/31/2008	20.16	(0.13)		(4.24)	(4.37)	—	(0.03)	(0.03)
Class Y
12/31/2012	17.99	0.18	(g)	2.53	2.71	(0.20)	(1.26)	(1.46)
12/31/2011	22.96	0.15		(0.84)	(0.69)	(0.15)	(4.13)	(4.28)
12/31/2010	22.47	0.06		5.31	5.37	—	(4.90)	(4.90)
12/31/2009	17.55	0.12	(h)	4.90	5.02	(0.10)	—	(0.10)
12/31/2008	22.20	0.12		(4.74)	(4.62)	—	(0.03)	(0.03)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

59  |

						Ratios to Average Net Assets:
Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$—		$18.97	14.93 (g)	$160,400	1.39		1.39		0.67	(g)	73
—	—		17.74	(3.77)	228,445	1.36		1.36		0.44		88
0.02	—		22.69	23.67	267,192	1.41		1.41		(0.03)		80
—	—		22.31	28.30	322,961	1.45		1.49		0.27		102
—	0.00	(i)	17.42	(21.11)	171,875	1.45		1.51		0.13		124

—	—		15.65	14.12 (g)	3,106	2.14		2.14		(0.14	)(g)	73
–	—		14.84	(4.51)	4,657	2.11		2.11		(0.38)		88
0.02	—		19.73	22.78	7,996	2.16		2.16		(0.78)		80
—	—		20.06	27.28	10,630	2.20		2.24		(0.56)		102
—	0.00	(i)	15.76	(21.67)	11,788	2.20		2.26		(0.78)		124

—	—		15.64	14.08 (g)	26,980	2.14		2.14		(0.07	)(g)	73
—	—		14.85	(4.51)	30,284	2.11		2.11		(0.33)		88
0.02	—		19.74	22.78	38,855	2.16		2.16		(0.76)		80
—	—		20.07	27.35	39,238	2.20		2.24		(0.48)		102
—	0.00	(i)	15.76	(21.71)	21,861	2.20		2.26		(0.68)		124

—	—		19.24	15.18 (g)	132,970	1.14		1.14		0.95	(g)	73
—	—		17.99	(3.54)	130,115	1.10		1.10		0.65		88
0.02	—		22.96	24.00	217,305	1.16		1.16		0.24		80
—	—		22.47	28.61	232,903	1.18	(j)	1.18	(j)	0.60		102
—	0.00	(i)	17.55	(20.81)	71,568	1.20		1.21		0.65		124

(g)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.04, $(0.09), $(0.08) and $0.10 for Class A , Class B, Class C and Class Y shares, respectively, total return would have been 14.42%, 13.64%, 13.52% and 14.73% for Class A , Class B, Class C and Class Y shares, respectively and the ratio of net investment income (loss) to average net assets would have been 0.22%, (0.56)%, (0.51)% and 0.50% for Class A , Class B, Class C and Class Y shares, respectively.
(h)	Includes a non-recurring dividend of $0.03 per share.
(i)	Effective June 2, 2008, redemption fees were eliminated.
(j)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Distributions from paid- in capital
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
12/31/2012	$13.83	$0.15	(g)	$2.05	$2.20	$(0.14)	$(0.40)	$—
12/31/2011	14.75	(0.01)		(0.39)	(0.40)	—	(0.52)	—
12/31/2010	12.46	0.08	(i)	2.36	2.44	(0.07)	(0.02)	(0.06)
12/31/2009	9.60	0.09		2.88	2.97	(0.04)	(0.07)	—
12/31/2008(j)	10.00	0.03		(0.41)	(0.38)	(0.02)	—	—
Class C
12/31/2012	13.60	0.04	(g)	2.01	2.05	(0.04)	(0.40)	—
12/31/2011	14.63	(0.12)		(0.39)	(0.51)	—	(0.52)	—
12/31/2010	12.39	(0.03	)(i)	2.36	2.33	(0.04)	(0.02)	(0.03)
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	—
12/31/2008(j)	10.00	0.02		(0.41)	(0.39)	(0.02)	—	—
Class Y
12/31/2012	13.89	0.18	(g)	2.08	2.26	(0.18)	(0.40)	—
12/31/2011	14.80	0.03		(0.41)	(0.38)	(0.01)	(0.52)	—
12/31/2010	12.49	0.12	(i)	2.37	2.49	(0.09)	(0.02)	(0.07)
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	—
12/31/2008(j)	10.00	0.03		(0.40)	(0.37)	(0.03)	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

61  |

				Ratios to Average Net Assets:

Total distributions	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$(0.54)	$15.49	15.93 (g)	$28,381	1.31		1.31		0.97	(g)	65
(0.52)	13.83	(2.71)	21,308	1.40	(h)	1.40	(h)	(0.07)		75
(0.15)	14.75	19.64	11,268	1.40		1.69		0.62	(i)	143
(0.11)	12.46	30.98	3,645	1.40		5.24		0.79		45
(0.02)	9.60	(3.75)	16	1.40		39.61		1.92		12

(0.44)	15.21	15.10 (g)	3,090	2.06		2.06		0.24	(g)	65
(0.52)	13.60	(3.48)	1,822	2.15	(h)	2.15	(h)	(0.83)		75
(0.09)	14.63	18.85	824	2.15		2.46		(0.23	)(i)	143
(0.07)	12.39	30.01	370	2.15		8.54		(0.14)		45
(0.02)	9.59	(3.90)	41	2.15		40.36		1.62		12

(0.58)	15.57	16.28 (g)	163,589	1.06		1.06		1.22	(g)	65
(0.53)	13.89	(2.53)	109,419	1.15	(h)	1.15	(h)	0.23		75
(0.18)	14.80	19.96	40,715	1.15		1.43		0.92	(i)	143
(0.11)	12.49	31.37	8,626	1.15		7.22		0.90		45
(0.03)	9.60	(3.74)	960	1.15		38.91		1.41		12

(g)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.02, $(0.08) and $0.06 for Class A, Class C and Class Y shares, respectively, total returns would have been 15.06%, 14.21% and 15.41% for Class A, Class C and Class Y shares, respectively and the ratios of net investment income (loss) to average net assets would have been 0.16%, (0.57)% and 0.42% for Class A, Class C and Class Y shares, respectively.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Includes non-recurring dividends. Without this dividend, net investment income (loss) per share would have been $0.01, $(0.09) and $0.04 for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.74)% and 0.34% for Class A, Class C and Class Y shares, respectively.
(j)	From commencement of operations on October 31, 2008 through December 31, 2008.

See accompanying notes to financial statements.

|  62

Notes to Financial Statements

December 31, 2012

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

McDonnell Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

The Intermediate Municipal Bond Fund commenced operations on November 16, 2012 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $15,002,000. Class A, Class C and Class Y shares were first registered under the Securities Act of 1933 effective December 31, 2012 (subsequent to its commencement of operations).

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares of Targeted Equity Fund, Large Cap Value Fund and Small Cap Value Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund continues to offer Class A, Class C and Class Y shares to existing investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Intermediate Municipal Bond Fund, which is sold with a maximum front-end sales charge of 3.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not

63  |

Notes to Financial Statements (continued)

December 31, 2012

pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between

|  64

Notes to Financial Statements (continued)

December 31, 2012

securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadvisers using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based

65  |

Notes to Financial Statements (continued)

December 31, 2012

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

d.  Federal and Foreign Income Taxes.  Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if

|  66

Notes to Financial Statements (continued)

December 31, 2012

applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, deferred Trustees’ fees, net operating losses, distribution redesignations, return of capital and capital gain distributions received and distributions in excess of current earnings. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales and return of capital distributions received. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the periods ended December 31, 2012 and 2011 was as follows:

	2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$4,402,564	$23,606,187	$28,008,751
Large Cap Value Fund	1,044,791	—	1,044,791
Intermediate Municipal Bond Fund	—	—	—
Small Cap Value Fund	4,733,385	20,063,690	24,797,075
Value Opportunity Fund	4,894,888	1,954,524	6,849,412

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$3,271,430	$—	$3,271,430
Large Cap Value Fund	752,237	—	752,237
Small Cap Value Fund	9,887,166	79,707,256	89,594,422
Value Opportunity Fund	2,390,222	2,627,916	5,018,138

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Notes to Financial Statements (continued)

December 31, 2012

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Targeted Equity Fund	Large Cap Value Fund	Intermediate Municipal Bond Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$215	$—	$—	$2,105,218	$484,796
Undistributed long-term capital gains	—	—	—	5,602,183	1,333,042

Total undistributed earnings	215	—	—	7,707,401	1,817,838

Capital loss carryforward:
Short-term:
Expires
December 31, 2017	—	(5,297,011)	—	—	—
December 31, 2018	—	(790,094)	—	—	—

Total capital loss carryforward	—	(6,087,105)	—	—	—
Late-year ordinary and post-October capital loss deferrals*	(3,709,332)	—	—	—	—
Unrealized appreciation (depreciation)	45,069,842	20,239,892	(157,484)	35,715,464	12,462,488

Total accumulated earnings (losses)	$41,360,725	$14,152,787	$(157,484)	$43,422,865	$14,280,326

Capital loss carryforward utilized in the current year	$15,907,430	$3,909,538	$—	$—	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31, may be deferred and treated as occurring on the first day of the following taxable year.

f.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of

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Notes to Financial Statements (continued)

December 31, 2012

default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2012, none of the Funds had loaned securities under this agreement.

h.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

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Notes to Financial Statements (continued)

December 31, 2012

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$512,059,420	$—	$—	$512,059,420
Short-Term Investments	—	7,745,000	—	7,745,000

Total	$512,059,420	$7,745,000	$—	$519,804,420

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

Large Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$129,038,862	$—	$—	$129,038,862
Short-Term Investments	—	5,635,187	—	5,635,187

Total	$129,038,862	$5,635,187	$—	$134,674,049

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2012

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$14,454,515	$—	$14,454,515
Short-Term Investments	—	246,525	—	246,525

Total	$—	$14,701,040	$—	$14,701,040

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Since the Intermediate Municipal Bond Fund commenced operations during the year ended December 31, 2012, there were no transfers to recognize between Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$311,579,364	$—	$—	$311,579,364
Closed End Investment Companies	9,088,187	—	—	9,088,187
Short-Term Investments	—	6,691,640	—	6,691,640

Total	$320,667,551	$6,691,640	$—	$327,359,191

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$183,961,981	$—	$—	$183,961,981
Closed End Investment Companies	2,966,250	—	—	2,966,250
Short-Term Investments	—	7,795,742	—	7,795,742

Total	$186,928,231	$7,795,742	$—	$194,723,973

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

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December 31, 2012

4.  Purchases and Sales of Securities.  For the period ended December 31, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$1,093,764,988	$1,263,391,669
Large Cap Value Fund	31,872,342	42,485,407
Intermediate Municipal Bond Fund	14,639,647	—
Small Cap Value Fund	267,537,487	375,802,273
Value Opportunity Fund	147,299,400	111,325,021

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Intermediate Municipal Bond Fund	0.40%	0.40%	0.40%	0.40%	0.40%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Intermediate Municipal Bond Fund	McDonnell Investment Management, LLC (“McDonnell”)
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

Payments to NGAM Advisors are reduced by the amount of payments to the subadvisers.

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2013, except for Intermediate Municipal Bond Fund, which is until April 30, 2014

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Notes to Financial Statements (continued)

December 31, 2012

and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended December 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%

Effective December 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Intermediate Municipal Bond Fund were as follows:

Expense limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
0.80%	1.55%	0.55%

Prior to December 31, 2012, there was no expense limitation agreement in place for Intermediate Municipal Bond Fund.

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

December 31, 2012

For the period ended December 31, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees [1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$4,150,039	$—	$4,150,039	0.71%	0.71%
Large Cap Value Fund	944,008	45,044	898,964	0.70%	0.67%
Intermediate Municipal Bond Fund	7,349	743	6,606	0.40%	0.36%
Small Cap Value Fund	3,390,660	—	3,390,660	0.90%	0.90%
Value Opportunity Fund	1,425,190	—	1,425,190	0.80%	0.80%

[1]	Management fee waivers are subject to possible recovery until December 31, 2013.

No expenses were recovered for any of the Funds during the year ended December 31, 2012.

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, CGM, Harris, McDonnell and Vaughan Nelson are subsidiaries of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

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Notes to Financial Statements (continued)

December 31, 2012

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the period ended December 31, 2012, the service and distribution fees for each Fund were as follows:

	Service Fees					Distribution Fees
Fund	Class A		Class B	Class C		Class B	Class C
Targeted Equity Fund	$1,203,203		$10,837	$105,824		$32,510	$317,474
Large Cap Value Fund	287,519		6,869	15,156		20,607	45,468
Intermediate Municipal Bond Fund	—	[2]	—	—	[2]	—	—	[2]
Small Cap Value Fund	517,264		9,564	72,945		28,694	218,836
Value Opportunity Fund	67,035		—	6,812		—	20,436

[2]	Amount rounds to less than $1.

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the period ended December 31, 2012, administrative fees for each Fund were as follows:

Fund	Administrative Fees
Targeted Equity Fund	$263,663
Large Cap Value Fund	60,785
Intermediate Municipal Bond Fund	819
Small Cap Value Fund	169,888
Value Opportunity Fund	80,249

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Notes to Financial Statements (continued)

December 31, 2012

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2012, sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$289,694
Large Cap Value Fund	44,838
Small Cap Value Fund	316,992
Value Opportunity Fund	160,100

As of December 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Targeted Equity Fund	$3,350
Large Cap Value Fund	568
Small Cap Value Fund	3,751
Value Opportunity Fund	2,123

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the period ended December 31, 2012, were as follows:

Fund	Commissions
Targeted Equity Fund	$88,554
Large Cap Value Fund	29,078
Small Cap Value Fund	22,354
Value Opportunity Fund	25,436

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December 31, 2012

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2013, the Chairperson of the Board will receive a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $115,000. In addition, each committee chairman will receive an additional retainer fee at an annual rate of $17,500, and each Audit Committee member will be compensated $6,000 for each Committee meeting that he or she will attend in person and $3,000 for each meeting that he or she will attend telephonically. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2012, Natixis US and affiliates held shares of Intermediate Municipal Bond Fund representing 100% of net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

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Notes to Financial Statements (continued)

December 31, 2012

6.  Line of Credit.  Each Fund, except Intermediate Municipal Bond Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the period ended December 31, 2012, none of the Funds had borrowings under these agreements.

Intermediate Municipal Bond Fund was added as a participant in the line of credit subsequent to December 31, 2012.

7.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$344,614
Small Cap Value Fund	8,499
Value Opportunity Fund	32,111

8.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2012, based on management’s evaluation of the shareholder account base, certain Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of > 5% Non-Affiliated Shareholders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership	Total Percentage of Ownership
Large Cap Value Fund	1	6.93%	—	6.93%
Intermediate Municipal Bond Fund	—	—	100.00%	100.00%
Small Cap Value Fund	2	17.28%	—	17.28%
Value Opportunity Fund	1	16.78%	—	16.78%

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Notes to Financial Statements (continued)

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Omnibus accounts for which NGAM believes the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Funds may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

9.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,244,172	$12,681,069	3,184,509	$33,232,138
Issued in connection with the reinvestment of distributions	2,186,579	22,106,299	282,978	2,637,355
Redeemed	(14,333,293)	(145,957,912)	(17,448,381)	(176,294,304)

Net change	(10,902,542)	$(111,170,544)	(13,980,894)	$(140,424,811)

Class B
Issued from the sale of shares	11,137	$102,054	22,290	$209,108
Issued in connection with the reinvestment of distributions	17,902	161,835	—	—
Redeemed	(282,048)	(2,571,222)	(384,942)	(3,528,090)

Net change	(253,009)	$(2,307,333)	(362,652)	$(3,318,982)

Class C
Issued from the sale of shares	354,260	$3,184,715	896,423	$8,494,213
Issued in connection with the reinvestment of distributions	128,372	1,154,067	—	—
Redeemed	(2,275,351)	(20,591,593)	(3,391,034)	(30,547,401)

Net change	(1,792,719)	$(16,252,811)	(2,494,611)	$(22,053,188)

Class Y
Issued from the sale of shares	2,271,561	$24,317,133	3,063,998	$33,665,698
Issued in connection with the reinvestment of distributions	177,324	1,838,849	24,987	238,628
Redeemed	(3,636,450)	(37,293,303)	(9,218,830)	(93,610,480)

Net change	(1,187,565)	$(11,137,321)	(6,129,845)	$(59,706,154)

Increase (decrease) from capital share transactions	(14,135,835)	$(140,868,009)	(22,968,002)	$(225,503,135)

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9.  Capital Shares (continued).

	Year Ended December 31, 2012		Year Ended December 31, 2011
Large Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	571,312	$8,808,474	362,434	$5,194,882
Issued in connection with the reinvestment of distributions	48,834	781,803	42,241	582,465
Redeemed	(1,333,266)	(20,652,590)	(1,006,523)	(14,401,573)

Net change	(713,120)	$(11,062,313)	(601,848)	$(8,624,226)

Class B
Issued from the sale of shares	5,514	$79,569	4,821	$64,740
Issued in connection with the reinvestment of distributions	—	—	95	1,299
Redeemed	(122,644)	(1,722,972)	(172,664)	(2,279,597)

Net change	(117,130)	$(1,643,403)	(167,748)	$(2,213,558)

Class C
Issued from the sale of shares	44,036	$614,371	14,556	$192,169
Issued in connection with the reinvestment of distributions	374	5,481	74	1,019
Redeemed	(82,147)	(1,165,567)	(137,075)	(1,793,043)

Net change	(37,737)	$(545,715)	(122,445)	$(1,599,855)

Class Y
Issued from the sale of shares	446,523	$7,104,087	52,358	$787,377
Issued in connection with the reinvestment of distributions	6,927	114,635	4,200	59,792
Redeemed	(254,239)	(4,048,313)	(182,830)	(2,780,482)

Net change	199,211	$3,170,409	(126,272)	$(1,933,313)

Increase (decrease) from capital share transactions	(668,776)	$(10,081,022)	(1,018,313)	$14,370,952)

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9.  Capital Shares (continued).

	Period Ended December 31, 2012*
Intermediate Municipal Bond Fund	Shares	Amount
Class A
Issued from the sale of shares	100	$1,000
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	100	$1,000

Class C
Issued from the sale of shares	100	$1,000
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	100	$1,000

Class Y
Issued from the sale of shares	1,500,000	$15,000,000
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	1,500,000	$15,000,000

Increase (decrease) from capital share transactions	1,500,200	$15,002,000

*	From commencement of operations on November 16, 2012 through December 31, 2012.

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Notes to Financial Statements (continued)

December 31, 2012

9.  Capital Shares (continued).

	Year Ended December 31, 2012		Year Ended December 31, 2011
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	905,472	$16,716,388	3,643,470	$82,393,516
Issued in connection with the reinvestment of distributions	438,554	8,273,160	1,590,219	30,259,390
Redeemed	(5,765,681)	(110,211,901)	(4,129,370)	(90,649,356)

Net change	(4,421,655)	$(85,222,353)	1,104,319	$22,003,550

Class B
Issued from the sale of shares	16,274	$256,874	19,113	$365,516
Issued in connection with the reinvestment of distributions	16,395	255,633	70,308	1,130,787
Redeemed	(147,930)	(2,337,894)	(180,896)	(3,487,616)

Net change	(115,261)	$(1,825,387)	(91,475)	$(1,991,313)

Class C
Issued from the sale of shares	87,893	$1,380,808	183,324	$3,193,176
Issued in connection with the reinvestment of distributions	100,469	1,566,065	325,308	5,194,638
Redeemed	(502,562)	(7,960,221)	(437,680)	(8,311,014)

Net change	(314,200)	$(5,013,348)	70,952	$76,800

Class Y
Issued from the sale of shares	1,264,819	$24,842,034	1,970,543	$45,319,180
Issued in connection with the reinvestment of distributions	390,474	7,473,169	1,227,435	23,963,566
Redeemed	(1,978,724)	(38,272,158)	(5,430,354)	(119,011,700)

Net change	(323,431)	$(5,956,955)	(2,232,376)	$(49,728,954)

Increase (decrease) from capital share transactions	(5,174,547)	$(98,018,043)	(1,148,580)	$(29,639,917)

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Notes to Financial Statements (continued)

December 31, 2012

9. Capital Shares (continued).

	Year Ended December 31, 2012		Year Ended December 31, 2011
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,004,548	$15,213,332	1,293,700	$20,064,791
Issued in connection with the reinvestment of distributions	61,029	941,234	55,637	775,015
Redeemed	(774,396)	(11,761,310)	(572,243)	(8,442,798)

Net change	291,181	$4,393,256	777,094	$12,397,008

Class C
Issued from the sale of shares	126,208	$1,867,002	121,179	$1,857,011
Issued in connection with the reinvestment of distributions	5,492	83,139	4,804	65,821
Redeemed	(62,517)	(925,300)	(48,298)	(678,464)

Net change	69,183	$1,024,841	77,685	$1,244,368

Class Y
Issued from the sale of shares	5,743,517	$87,929,210	6,640,679	$97,980,918
Issued in connection with the reinvestment of distributions	280,268	4,346,477	196,859	2,756,032
Redeemed	(3,392,058)	(51,285,742)	(1,713,518)	(25,165,911)

Net change	2,631,727	$40,989,945	5,124,020	$75,571,039

Increase (decrease) from capital share transactions	2,992,091	$46,408,042	5,978,799	$89,212,415

83  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of CGM Advisor Targeted Equity Fund, Harris Associates Large Cap Value Fund, McDonnell Intermediate Municipal Bond Fund, Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; and the Harris Associates Large Cap Value Fund, Vaughan Nelson Value Opportunity Fund and McDonnell Intermediate Municipal Bond Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 22, 2013

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2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Targeted Equity	100.00%
Large Cap Value	100.00%
Small Cap Value	100.00%
Value Opportunity	47.56%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2012.

Fund	Amount
Targeted Equity	$23,606,187
Small Cap Value	20,063,690
Value Opportunity	1,954,524

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2012 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Targeted Equity	100.00%
Large Cap Value	100.00%
Small Cap Value	100.00%
Value Opportunity	69.31%

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at

800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain[3] (1945)

Interested Trustee of Natixis Funds Trust II

Independent Trustee of Natixis Funds Trust I

Since 1996 for Natixis Funds Trust I and Natixis Funds Trust II

Chairman of the Contract Review and Governance Committee

		Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English[4] (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

87  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[5] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

|  88

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee

Since 1982 for Natixis Funds Trust I (including its predecessors); and since 1993 for Natixis Funds Trust II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

89  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[6] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

|  90

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[7] (1965)	Trustee Since 2011 President and Chief Executive Officer	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[8] (1960)	Trustee Since 2000	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. Cain is deemed an “interested person” of Natixis Funds Trust II since November 2012 because he is an affiliated person of Cain Brothers & Company, LLC, a registered broker-dealer that has executed

91  |

Trustee and Officer Information

portfolio transactions on behalf of certain institutional separate accounts managed by McDonnell Investment Management, LLC, the sub-adviser to the McDonnell Intermediate Municipal Bond Fund, a series of Natixis Funds Trust II.

[4]	Mr. English was appointed as a trustee effective January 1, 2013.

[5]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[6]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[7]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[8]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

93  |

ANNUAL REPORT

December 31, 2012

Hansberger International Fund

Natixis Oakmark International Fund

Natixis Diversified Income Fund

Natixis U.S. Multi-Cap Equity Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 23

Financial Statements page 59

HANSBERGER INTERNATIONAL FUND

Management Discussion

Managers:

Growth:

Trevor Graham, CFA

Barry A. Lockhart, CFA

Patrick H. Tan

Thomas R.H. Tibbles, CFA

Value:

Ronald Holt, CFA

Moira McLachlan, CFA

Lauretta Reeves, CFA*

Hansberger Global Investors, Inc.

Objective:

Seeks long-term growth of capital

Strategy:

Invests in equity securities of small-, mid- and large-cap companies located outside the United States. Assets are invested across developed and emerging markets.

Symbols:

Class A	NEFDX
Class B	NEDBX
Class C	NEDCX
Class Y	NEDYX

*	As of December 31, 2012, Lauretta Reeves no longer serves as a portfolio manager of the fund.

Market Conditions

International stock markets registered positive returns for the 12 months ended December 31, 2012, despite ongoing macroeconomic concerns. It was another volatile period for international equities, with investor sentiment changing frequently. Investors were initially encouraged by the improving outlook for the U.S. economy, with the manufacturing sector, in particular, growing at a healthy pace and fueling an improvement on the jobs front. However, stocks fell for much of the second quarter as a result of slowing global economic growth, weaker U.S. employment data and Europe’s failure to resolve its long running sovereign debt crisis.

Markets, however, advanced again in the second half of the year, as central banks around the world continued their efforts to stimulate economic growth, while the prospects improved for a resolution of the long running European debt crisis.

During the period, nine of 10 sectors and all five regions represented in the fund’s benchmark recorded gains. Returns for U.S. investors in international equities were mostly helped by the weakness of the U.S. dollar, which decreased against many of the world’s major currencies. The largest gainers were the British pound and the Canadian dollar, which increased 4.6% and 2.3% respectively, while the Japanese yen depreciated 11.0% for the period, as the Japanese government looked to further ease monetary conditions.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of Hansberger International Fund returned 22.68% at net asset value. The fund’s benchmark, the MSCI EAFE Index returned 17.90% for the period.

Explanation of Fund Performance

The fund is managed by the Growth and Value teams. Growth stocks outperformed value for the period. Stock selection in Europe, where the fund’s holdings gained 32.9% in the period compared to the benchmark’s increase of 19.7%, aided relative performance.

1  |

Spanish blood-plasma products maker Grifols and Italian fashion house Prada were among the strongest performers, along with Swiss luxury goods producer Richemont. Fund holdings in emerging markets rose 24.4%, with China State Construction and China Overseas Land being the largest positive contributors. Stock selection in North America (Canada) rose 10.3%, with Manulife Financial and Suncor Energy being the main contributors.

The fund’s Pacific ex Japan holdings slightly underperformed, gaining 23.1% in the period compared to a 24.7% rise in the index, with Australia’s Westpac Banking Group being the major contributor and Newcrest Mining being the largest detractor from performance. Meanwhile, fund holdings in Japan rose only 1.4% while the index gained 8.4% with Canon, which was sold during the year, being the weakest performer.

Sector-wise, fund holdings in financials outperformed, increasing 44.4%, with China Resources Land, China Overseas Land and Prudential among the best performers. Healthcare was the best performing sector, with fund holdings rising 50.9%, mainly as a result of Spain’s Grifols and Switzerland’s Roche having a very productive year. The fund’s consumer discretionary holdings also performed well, gaining 31.8%, with Prada, Richemont and Toyota Motor being the leading performers.

Information technology was another strong performer, rising 22.8% with Tencent Holding being the main contributor. The fund’s Materials holdings underperformed with a gain of only 0.9% with Xstrata and Eurasian Natural Resources being among the worst performers. Both of these holdings were disposed of during the year.

The largest sector detractor from results was utilities, posting a negative 1.0% return versus a positive 4.4% return for the index.

Outlook

As we enter 2013, we continue to be cautiously optimistic on international equities. In this environment, we continue to seek high-quality businesses that have strong balance sheets and are well managed. We believe these companies will be well positioned to provide positive returns for investors over the long term.

|  2

HANSBERGER INTERNATIONAL FUND

Investment Results through December 31, 2012

Growth of a $10,000 Investment in Class A Shares4

December 31, 2002 through December 31, 2012

3  |

Average Annual Total Returns — December 31, 20124

	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 12/29/95)
NAV	22.68%	-3.97%	8.02%	—
With 5.75% Maximum Sales Charge	15.63	-5.10	7.38	—

Class B (Inception 12/29/95)
NAV	21.80	-4.68	7.22	—
With CDSC[1]	16.80	-5.04	7.22	—

Class C (Inception 12/29/95)
NAV	21.78	-4.69	7.22	—
With CDSC[1]	20.78	-4.69	7.22	—

Class Y (Inception 11/14/2011)
NAV	22.94	—	—	15.12%

Comparative Performance
MSCI EAFE Index[2]	17.90	-3.21	8.70	13.40
MSCI ACWI ex-USA[3]	17.39	-2.44	10.22	12.03

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

3	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

NATIXIS OAKMARK INTERNATIONAL FUND

Management Discussion

Managers:

David G. Herro, CFA

Robert A. Taylor, CFA

Harris Associates L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

Invests primarily in a diversified portfolio of common stocks of non-U.S. companies. May invest in non-U.S. markets throughout the world, including emerging markets.

Symbols:

Class A	NOIAX
Class C	NOICX

Market Conditions

In 2012, macroeconomic and political turmoil reigned across several regions, from Europe (sovereign debt issues) to the United States (presidential election and the “fiscal cliff” of tax hikes and spending cuts) and Japan (stagnating GDP growth and parliamentary elections). Investors continued to take psychological comfort from holding “safe” government bonds yielding next to nothing. The euro zone remains intact, bond yields have moderated in its most vulnerable countries and equity share prices ended the year on a strong note, reinforcing our view that equities are far more rewarding to investors than bonds in the current environment. But the 2008 financial crisis still haunts many investors, who continued to view the equity markets as risky, rigged and replaceable.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of Natixis Oakmark International Fund returned 28.78% at net asset value. The fund significantly outperformed its benchmark, the MSCI World ex U.S. Index (Net), which returned 16.41%.

Explanation of Fund Performance

As of December 31, 2012, approximately 67% of the fund’s assets were invested in Europe, 25% in the Pacific Rim (primarily Japan) and the remainder in Canada, Israel and Mexico. As value investors, our emphasis is on individual stock selection, with country and sector weights determined by our stock-selection process without regard to such weights in any specific benchmark.

By sector, financials were the top contributor to fund gains and also relative to the benchmark. The fund’s stock selection in consumer discretionary and industrials was also strong. Technology was the only sector with negative returns for the year. The fund’s overweight in technology and its stock selection in the sector detracted relative to the benchmark.

The top contributors to return were all financials: Lloyds Banking Group, Daiwa Securities Group and

5  |

BNP Paribas. Lloyds’ new CEO is more focused on cost efficiency and risk controls than his predecessors, and he wants to dispose of non-core assets. We believe Lloyds’ strong deposit franchise is being significantly undervalued in today’s low-rate environment, and the bank has little exposure to the euro zone nations most troubled by sovereign debt issues. Daiwa benefited from an equity market rally late in the year that was triggered by the macro reform plans of Japan’s new prime minister. We expect Daiwa’s focus on retail banking and asset management will give its business a significant boost, and any improvements in economic growth should also be positive. BNP Paribas continues to remove risk from its balance sheet while maintaining good profitability. The company has been reducing exposure to sovereign debt of troubled EU members, cutting operating costs and building up its capital ratios, and it is working to integrate its corporate and investment banking operations.

The leading detractors from return were Rohm, Canon and G4S. Rohm’s results were weaker than expected, due largely to depressed sales of audio-visual equipment in Japan in the first half and slowing handset demand in Europe. The company is focused on expansion outside Japan, and it plans to cut its workforce and consolidate facilities to improve efficiency. Canon endured soft sales in its office segment for most of the year as the result of a strong yen. The company saw improvement in the fourth quarter as the yen weakened, and it stands to benefit further if the new government’s macro reform plans succeed. Canon has also continued its stock buyback program. Shares of G4S, a U.K.-based security firm, suffered after the company took several reputational hits during 2012, the biggest relating to the security force at the London Olympics. We sold the stock.

We continue to maintain hedges against a number of currencies held in the fund that we believe are overvalued relative to the U.S. dollar. For the 12-month period, the currency hedges contributed an estimated 0.70% to the fund’s performance, with the greatest contribution coming from the Japanese yen hedges. As of December 31, 2012, roughly 13% of the fund’s currency exposure was hedged.

Outlook

Despite the distressing headlines, the global economy is still growing, and at the same time equity market valuations remain extremely low. Fiscal conditions in Europe are gradually improving, barely a year after many experts were predicting a cascade of sovereign defaults and even the possibility of euro zone disintegration. Japan’s new prime minister has energized that nation’s long-languishing market with his plan to invigorate the economy via aggressive quantitative easing, increased capital spending and a higher (but still low) inflation target. Macro shocks often provide opportunity for active, long-term investors, and we believe that will be the case in 2013.

|  6

NATIXIS OAKMARK INTERNATIONAL FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares3

December 15, 2010 (inception) through December 31, 2012

7  |

Average Annual Total Returns — December 31, 20123

	1 Year	Since Inception

Class A (Inception 12/15/10)
NAV	28.78%	5.62%
With 5.75% Maximum Sales Charge	21.37	2.60

Class C (Inception 12/15/10)
NAV	27.93	4.85
With CDSC[1]	26.93	4.85

Comparative Performance
MSCI World ex U.S. Index (Net)[2]	16.41	1.77

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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NATIXIS DIVERSIFIED INCOME FUND

Management Discussion

Dividend Equity Segment:

Active Investment Advisors

(a division of NGAM Advisors, L.P.)

Diversified REIT Segment:

AEW Capital Management, L.P.

Inflation Protected Securities Segment:

Multi-Sector Bond Segment:

Loomis, Sayles & Company, L.P.

Objective:

Seeks current income with a secondary objective of capital appreciation

Strategy:

Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers

Symbols:

Class A	IIDPX
Class C	CIDPX
Class Y	YIDPX

Market Conditions

Early in 2012, the U.S. economy showed signs that it was on solid ground. The job market came back to life, and housing offered a snippet of optimism. However, manufacturing activity stalled in the second quarter, the labor market disappointed and the already modest pace of economic growth slowed to just 1.3%. Most key data improved in the second half of the year, but Europe’s lingering debt crisis, a contentious presidential election and uncertainty about the “fiscal cliff” of tax increases and spending cuts scheduled for the end of the year tested the nation’s patience. Against this backdrop, volatility reigned in the financial markets, and investors who were willing to shoulder risk were rewarded. Real-estate investment trusts (REITs) and emerging market bonds outperformed the broad U.S. equity market, while high-yield corporate bonds delivered returns on par with equities, as confidence increased in the second half of the year. Convertible bonds also generated double-digit gains. More conservative sectors lagged, including Treasury Inflation Protected Securities (TIPS), mortgage, securitized and Treasury bonds, all of which delivered modest returns.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of Natixis Diversified Income Fund returned 13.22% at net asset value. The portfolio outperformed its primary benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.21%. The fund also outperformed its secondary benchmark, which returned 9.38% for the period. This benchmark is a blended, unmanaged index composed of 40% Barclays U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index and 15% Barclays U.S. TIPS Index.

Explanation of Fund Performance

Natixis Diversified Income Fund allows investors to participate in four income-oriented market segments, each featuring a different investment discipline. They are:

9  |

•

Active Dividend Equity Segment, an indexed portfolio of dividend-paying common stocks, based on the Dow Jones Select Dividend Index, and tracked by Active Investment Advisors (AIA), a division of NGAM Advisors, L.P.

•	AEW Diversified REIT Segment, composed of REITs. This segment is managed by AEW Capital Management, L.P. (“AEW”), a specialist in this income-producing equity field.

•	Loomis Sayles Inflation Protected Securities Segment, a portfolio of TIPS. The segment is managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”).

•	Loomis Sayles Multi-Sector Bond Segment, a portfolio composed of domestic and foreign bonds also managed by Loomis Sayles.

Excess fund returns relative to the secondary benchmark of blended indices was largely driven by outperformance of the Loomis Sayles Multi-Sector Bond Segment. Contributions to performance from the other fund segments were largely consistent with the performance of their respective index included within the secondary benchmark. Commentary on each segment follows below.

Active Dividend Equity Segment

This segment is designed to replicate the Dow Jones Select Dividend Index by holding substantially all of the securities in the index in the same proportions. The benchmark is composed of 100 of the highest dividend-paying equity securities (other than REITs) in the Dow Jones U.S. Total Market Index – a broad based index designed to represent the total market for U.S. equity securities.

The Dow Jones Select Dividend Index returned 10.84% for the 12-month period ended December 31, 2012. Industrials, materials and consumer staples made the strongest contribution to index gains, while technology, energy and telecommunications were the weakest performers for the period. As of December 31, 2012, the largest sectors in the index were generally the same as at the beginning of the period: utilities (32%), industrials (16%) and consumer staples (15%).

During the year, three spin-offs affected the index. MeadWestvaco spun off its consumer and office products business, Sara Lee spun off its international coffee and tea business and Kraft Foods spun off Kraft Foods Group. Avon Products was deleted from the index because of a reduction in its dividend payment. It was replaced by PDL BioPharma. As a result of the year-end rebalancing of the index, Hillshire Brands, Home Depot, Masco, Eastmen Chemical and Astoria Financial were deleted. They were replaced by Cliffs Natural Resources, NYSE Euronext, Meredith, Seagate Technology and ConocoPhilips.

AEW Diversified REIT Segment

For the 12 months ended December 31, 2012, the U.S. REIT sector returned 17.77%, as measured by the MSCI US REIT Index. Overall, the REIT sector has benefitted from the recent economic climate. Extremely low interest rates boosted earnings and asset valuations, while new supply remained tempered. A modest cash balance in the fund detracted from performance in light of the REIT sector’s strong gains for the period. Cash’s negative impact was partially offset by positive stock selection results in a handful of sectors, notably the storage, diversified, shopping center and hotel sectors. Among the top contributors to the segment’s performance were office company CoreSite Realty,

|  10

storage company Extra Space Storage and shopping center company Ramco-Gershenson Properties. Weaker performers included triple net lease company Select Income, industrial company First Potomac Realty, and student housing company Campus Crest Communities.

Loomis Sayles Inflation Protected Securities Segment

Central bank intervention played a major role in markets throughout 2012, including the U.S. Federal Reserve’s (the Fed’s) announcement of its third round of quantitative easing designed to support the fragile economic recovery. This large-scale bond-buying program gave way to increased inflation expectations, as many investors feared additional monetary easing would debase the dollar. Five-year, five-year forward breakeven rates, commonly used to gauge the market’s expectation for the five-year inflation rate in five years, ended 2012 0.46 percentage points higher, at 2.98%. As a result of the spike in breakeven rates, Treasury Inflation-Protected Securities (TIPS) outperformed nominal Treasuries during the year, and the segment’s TIPS holdings significantly contributed to performance. Actual inflation had little impact on the performance of TIPS, as the Consumer Price Index, a measure of current inflation, generally remained at or below the Fed’s target inflation rate. A small amount of uninvested cash, which we use as a source of liquidity, dragged slightly on performance for the period.

Loomis Sayles Multi-Sector Bond Segment

The Multi-Sector Bond segment benefited from the general preference for higher-risk/higher-reward securities during the year, sparked by aggressive monetary easing from the Fed and the European Central Bank. The segment’s allocation to high-yield corporate bonds contributed strongly to performance, with selected names in the capital goods, finance, communications, consumer cyclical, consumer non-cyclical and transportation sectors driving results. Similarly, high-quality corporate bonds significantly boosted performance, primarily due to name-specific exposure within the insurance, banking, communication and finance sectors. Exposure to non-U.S.-dollar-denominated holdings also aided results. Euro-denominated positions led the way, followed by Mexican peso- and Philippine peso-denominated holdings. Issues denominated in the Australian dollar, Brazilian real, Columbian peso, New Zealand dollar and Singapore dollar contributed modestly to performance. In addition, allocations to convertible bonds proved beneficial, with leading performers coming from the consumer cyclical, consumer non-cyclical and technology sectors.

Mortgage-backed securities, including a small allocation to commercial mortgage-backed securities, also enhanced performance, while an underweight position in U.S. Treasuries proved beneficial, as we were able to generate stronger returns from “riskier” assets.

On the down side, South Korean won-denominated positions slightly detracted from performance. Additionally, positions denominated in the Indonesian rupiah posted negative total returns during the period.

11  |

NATIXIS DIVERSIFIED INCOME FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares5

November 17, 2005 (inception) through December 31, 2012

See Notes to Charts on Page 13.

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Average Annual Total Returns — December 31, 20125

	1 Year	5 Year	Since Inception

Class A (Inception 11/17/05)
NAV	13.22%	7.14%	6.69%
With 4.50% Maximum Sales Charge	8.09	6.17	6.01

Class C (Inception 11/17/05)
NAV	12.43	6.34	5.89
With CDSC[2]	11.43	6.34	5.89

Class Y (Inception 12/3/12)[1]
NAV	13.26	7.15	6.70

Comparative Performance
Barclays U.S. Aggregate Bond Index[3]	4.21	5.95	5.89
Blended Index[4]	9.38	6.48	6.48

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares. Since inception performance is calculated from 11/17/05.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Blended Index is an unmanaged, blended index composed of the following weights: 40% Barclays U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index, and 15% Barclays U.S. TIPS Index. The four indices composing the Blended Index measure, respectively, the performance of investment-grade fixed-income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the fund’s investment portfolio, and the relative weightings of the asset classes in the fund will generally differ to some extent from the weightings in the Blended Index.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

13  |

NATIXIS U.S. MULTI-CAP EQUITY FUND

Management Discussion

Harris Associates Segment:

Harris Associates L.P.

Mid Cap Growth Segment:

Small/Mid Cap Core Segment:

Growth Segment:

Loomis, Sayles & Company, L.P.

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

Symbols:

Class A	NEFSX
Class B	NESBX
Class C	NECCX
Class Y	NESYX

Market Conditions

Early in 2012, the U.S. economy showed signs that it was on solid ground. The job market came back to life, and housing offered a snippet of optimism. However, manufacturing activity stalled in the second quarter, the labor market disappointed and the already modest pace of economic growth slowed to just 1.3%. Most key data improved in the second half of the year, but Europe’s lingering debt crisis, a contentious presidential election and uncertainty about the “fiscal cliff” of tax increases and spending cuts scheduled for the end of the year tested the nation’s patience. Against this backdrop, volatility reigned in the financial markets, and investors who were willing to shoulder risk were rewarded. The broad U.S. equity market earned double digit returns, led by real-estate investment trusts (REITs) and small-cap value stocks. Mid-cap stocks generally outperformed large- and small cap stocks, and value outperformed growth across all capitalization ranges.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of Natixis U.S. Multi-Cap Equity Fund returned 17.79% at net asset value. For the same period, the S&P 500® Index returned 16.00%, the S&P MidCap 400® Index returned 17.88% and the Wilshire 4500 Index returned 17.99%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks and strategies:

•	The Harris Associates L.P. segment invests primarily in common stocks of large- and mid-cap companies that they believe are trading at a substantial discount to their “true business value.”

•	Loomis, Sayles & Company, L.P. manages three segments. One invests in mid-cap growth stocks, one invests in large-cap growth stocks and one focuses on small/mid-cap core stocks.

Each equally allocated segment of the fund provided a strong relative double digit contribution to the overall performance of the fund for the period. Commentary on each segment follows below.

|  14

Harris Associates Segment

Sector-wise, the segment benefited most from holdings in the consumer discretionary and financials sectors. Technology and industrials also delivered solid gains, while energy holdings were negative for the period. The leading individual contributors to returns were Comcast, Wells Fargo and JPMorgan Chase. Comcast benefited from the Summer Olympics broadcasts on its NBC Universal division, as well as from growth in broadband and business services. Wells Fargo continued to execute well in an improving environment. The company’s earnings grew as the year progressed due to lower credit costs, higher mortgage volumes and reduced expenses. JP Morgan Chase has seen strong earnings per share growth, driven by improving credit trends and excellent companywide execution. A significant trading loss, dubbed by the media as the “London Whale” hedging loss, disappointed us, but we do not believe it jeopardizes the company’s long-term earning power.

The largest individual detractors from returns were Intel, Ultra Petroleum and Apache. Intel felt the global economic slowdown, but continued to generate large amounts of free cash. We believe the company is well positioned for growth in both developed and emerging markets. Ultra Petroleum was sold from the segment during the first half of 2012 amid declining natural gas prices. Apache’s share price was hurt by oil-price volatility and by the ongoing political turmoil in Egypt, the source of a quarter of its production. U.S. acquisitions have the potential to ease the geographic risk, and the company’s free cash flow makes it an attractive investment in our view.

Loomis Sayles Mid Cap Growth Segment

The Mid Cap Growth segment generated positive performance for the 12-month period, with the healthcare sector contributing most, followed by consumer discretionary and industrials. In healthcare, the segment’s biotechnology holdings were strong, led by Regeneron Pharmaceuticals. Sales of Regeneron’s drug for wet age-related macular degeneration exceeded expectations and helped drive the stock.

The specialty retail industry drove the consumer discretionary sector higher, led by Ulta, a beauty products retailer that gained share from competitors by moving into new products and geographic markets. In industrials, Transdigm Group, a designer of components for commercial and military aircraft, consistently exceeded expectations during the year and led the sector.

In financials, we missed a rally in REITs and had one very poor performer, Zillow. The company, which operates a real estate information website, was the target of short sellers who questioned its business model and reticence to disclose key operating metrics. Consumer discretionary stock Lululemon Athletica, a designer and retailer of athletic apparel, sold off on disappointing guidance for the second half of 2012 and product quality concerns.

A position in United Rentals, a provider of equipment used in maintenance and construction, also detracted from results. The company reported disappointing revenues and utilization trends in the second quarter. Our stop-loss discipline compelled us to exit the stock in July; however, we reentered the name in September. During the second half of the year, we purchased options to hedge against macroeconomic and policy risks such as the US presidential election and actions from the European Central Bank and Federal Reserve Board. These risks did not materialize and we exited our option positions, which detracted from performance for the period.

15  |

Loomis Sayles Small/Mid Cap Core Segment

The Small/Mid Cap segment generated strong performance for the period. The consumer discretionary and industrials sectors had the greatest positive impact on performance. Leading individual contributor Sabra Healthcare REIT advanced sharply on management’s capital deployment strategy and its efforts to diversify the types of properties purchased. In addition, positions in credit-card issuer Discover Financial Services and hotel management and timeshare operator Wyndham Worldwide advanced on better-than-expected earnings.

A position in Atmel, a manufacturer of semiconductor devices, was among the leading detractors. The company guided sales to below expectations and faced near-term challenges largely due to weakness in the industrial and automotive markets and pricing pressure in the touch screen segment. We eliminated the position in October. In addition, a position in Clayton Williams Energy, an oil and natural gas producer, declined on lower energy prices early in the year. We continued to hold the shares, believing the price mostly reflected market conditions. A position in QLogic, a manufacturer of adapters and switches for storage networking, also detracted. We purchased the stock in December 2011 at an attractive valuation and ahead of what we expected to be a strong new product cycle. The weak economic environment and sluggish server shipments overshadowed the new product cycle, resulting in disappointing earnings. We exited the position during the fourth quarter.

Loomis Sayles Growth Segment

The Growth segment generated robust performance for the 12-month period, with stock selection in the information technology, consumer discretionary and financials sectors contributing positively to results. Stock selection in the industrials sector detracted from performance, but the overall impact was not significant.

Positions in online retailer Amazon.com and payments network operator Visa were among the largest performance contributors. Amazon’s prior-year investments in fulfillment centers and digital media offerings began to pay off in 2012, helping the company increase market share and profitability. The company continued to leverage its brand, scale, distribution and cost advantage to capitalize on the secular shift toward e-commerce spending. Visa shares rose as new government regulation was less onerous than originally thought. The company continued to execute well and gain market share amid the continuing global secular shift to paperless payments.

Social network provider Facebook and online jeweler Blue Nile were among the largest detractors. Facebook experienced price weakness on uncertainty around a shift toward more mobile usage, a platform it has just begun to monetize. Nevertheless, we believe the company’s platform and reach should enable Facebook to drive revenue and cash flow growth long term. Blue Nile shares tumbled on the company’s strategy change and fourth-quarter weakness stemming from commodity costs. Despite short-term challenges, we believe this company has sustainable competitive advantages rooted in its structural cost and supply chain advantages.

|  16

NATIXIS U.S. MULTI-CAP EQUITY FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares5

December 31, 2002 through December 31, 2012

17  |

Average Annual Total Returns — December 31, 20125

	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
NAV	17.79%	2.68%	9.12%
With 5.75% Maximum Sales Charge	11.00	1.47	8.47

Class B (Inception 7/7/94)
NAV	16.97	1.92	8.32
With CDSC[1]	11.97	1.56	8.32

Class C (Inception 7/7/94)
NAV	16.96	1.91	8.30
With CDSC[1]	15.96	1.91	8.30

Class Y (Inception 11/15/94)
NAV	18.15	2.94	9.52

Comparative Performance
S&P 500® Index[2]	16.00	1.66	7.10
S&P MidCap® 400 Index[3]	17.88	5.15	10.53
Wilshire 4500 Index[4]	17.99	3.95	10.67

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	S&P MidCap 400® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equities market.

4	Wilshire 4500 Index is an unmanaged index that measures the performance of U.S. small- and mid-cap stocks.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2012 through December 31, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

HANSBERGER INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 –12/31/2012
Class A
Actual	$1,000.00	$1,185.60	$8.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.11
Class B
Actual	$1,000.00	$1,181.50	$12.89
Hypothetical (5% return before expenses)	$1,000.00	$1,013.32	$11.89
Class C
Actual	$1,000.00	$1,182.00	$12.89
Hypothetical (5% return before expenses)	$1,000.00	$1,013.32	$11.89
Class Y
Actual	$1,000.00	$1,187.10	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.60%, 2.35%, 2.35% and 1.35% for Class A, B, C and Y respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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UNDERSTANDING FUND EXPENSES (continued)

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 –12/31/2012
Class A
Actual	$1,000.00	$1,220.20	$8.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35
Class C
Actual	$1,000.00	$1,215.70	$12.25
Hypothetical (5% return before expenses)	$1,000.00	$1,014.08	$11.14

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.45% and 2.20% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

NATIXIS DIVERSIFIED INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD 7/1/2012 –12/31/2012
Class A
Actual	$1,000.00	$1,047.30	$5.76	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.69	*
Class C
Actual	$1,000.00	$1,043.20	$9.60	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,015.74	$9.48	*
Class Y2
Actual	$1,000.00	$1,047.60	$0.78	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio: 1.12%, 1.87% and 1.00% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

[1]

Actual expenses for Class A and C are equal to the Fund’s annualized expense ratio: 1.12% and 1.87%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

[2]

Class Y commenced operations on December 3, 2012. Actual expenses are equal to the Fund’s annualized expense ratio: 1.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (28), divided by 366 (to reflect the partial period).

21  |

NATIXIS U.S. MULTI-CAP EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 –12/31/2012
Class A
Actual	$1,000.00	$1,082.30	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Class B
Actual	$1,000.00	$1,078.30	$10.71
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class C
Actual	$1,000.00	$1,078.20	$10.71
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class Y
Actual	$1,000.00	$1,083.80	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2012

Hansberger International Fund

Shares	Description	Value (†)

Common Stocks — 98.5% of Net Assets
	Australia — 4.1%
61,018	Newcrest Mining Ltd.	$1,427,374
56,222	Westpac Banking Corp.	1,540,470

		2,967,844

	Canada — 4.6%
119,745	Manulife Financial Corp.	1,626,375
25,524	Suncor Energy, Inc.	841,781
24,193	Teck Resources Ltd., Class B	879,416

		3,347,572

	China — 22.1%
1,657,000	China Construction Bank Corp., Class H	1,354,120
386,000	China Overseas Land & Investment Ltd.	1,173,605
570,000	China Resources Land Ltd.	1,583,039
205,000	China Shenhua Energy Co. Ltd., Class H	919,613
1,392,000	China State Construction International Holdings Ltd.	1,699,163
988,000	China Unicom Hong Kong Ltd.	1,603,829
169,500	Hengan International Group Co. Ltd.	1,544,688
344,500	Ping An Insurance (Group) Co. of China Ltd., Class H	2,938,483
48,100	Tencent Holdings Ltd.	1,573,721
352,600	Weichai Power Co. Ltd., Class H	1,595,970

		15,986,231

	France — 1.8%
23,064	BNP Paribas S.A.	1,313,034

	Germany — 4.5%
17,813	Adidas AG	1,589,796
7,918	Henkel AG & Co. KGaA	543,420
13,755	SAP AG, Sponsored ADR	1,105,627

		3,238,843

	India — 3.7%
37,163	HDFC Bank Ltd., ADR	1,513,277
26,893	ICICI Bank Ltd., Sponsored ADR	1,172,804

		2,686,081

	Italy — 2.3%
170,200	Prada SpA	1,654,913

	Japan — 7.8%
6,700	FANUC Corp.	1,246,531
42,700	Softbank Corp.	1,564,580
60,200	Toyota Motor Corp.	2,811,107

		5,622,218

	Korea — 4.4%
7,489	Hyundai Glovis Co. Ltd.	1,558,759
2,286	Samsung Electronics Co. Ltd., GDR, 144A	1,611,630

		3,170,389

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2012

Hansberger International Fund – (continued)

Shares	Description	Value (†)

	Mexico — 1.6%
43,958	Grupo Televisa SAB, Sponsored ADR	$1,168,404

	Norway — 3.4%
37,160	Subsea 7 S.A.	893,040
77,911	Telenor ASA	1,586,410

		2,479,450

	Sweden — 3.4%
99,077	Elekta AB, Class B Shares	1,544,853
58,488	Sandvik AB	940,004

		2,484,857

	Switzerland — 12.4%
56,235	ABB Ltd., (Registered)(b)	1,166,175
38,494	Cie Financiere Richemont S.A., Class A	3,021,606
63,874	Credit Suisse Group AG, (Registered)(b)	1,558,932
22,190	Holcim Ltd., (Registered)(b)	1,634,405
7,773	Roche Holding AG	1,571,554

		8,952,672

	Taiwan — 2.0%
242,094	Hon Hai Precision Industry Co. Ltd., Sponsored GDR	1,454,985

	United Kingdom — 20.4%
80,971	Barclays PLC, Sponsored ADR	1,402,418
25,209	BHP Billiton PLC	889,209
120,241	BP PLC	836,025
26,021	British American Tobacco PLC	1,322,776
190,186	Prudential PLC	2,713,449
109,438	Rolls-Royce Holdings PLC(b)	1,569,711
57,141	Standard Chartered PLC	1,478,794
266,664	Tesco PLC	1,468,938
35,567	Unilever PLC	1,382,522
87,375	Vedanta Resources PLC	1,686,989

		14,750,831

	Total Common Stocks (Identified Cost $62,005,992)	71,278,324

Preferred Stocks — 1.7%
	Germany — 1.7%
5,506	Volkswagen AG (Identified Cost $956,078)	1,263,345

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2012

Hansberger International Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 0.7%
$492,187	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $492,187 on 1/02/2013 collateralized by $490,000 Federal Home Loan Mortgage Corp., 3.000% due 8/06/2020 valued at $503,475 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $492,187)	$492,187

	Total Investments — 100.9% (Identified Cost $63,454,257)(a)	73,033,856

	Other assets less liabilities — (0.9)%	(661,760)

	Net Assets — 100.0%	$72,372,096

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $63,748,181 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,740,782
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(455,107)

	Net unrealized appreciation	$9,285,675

(b)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of Rule 144A holdings amounted to $1,611,630 or 2.2% of net assets.
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2012

Hansberger International Fund – (continued)

Industry Summary at December 31, 2012 (Unaudited)

Commercial Banks	13.5%
Insurance	10.1
Textiles, Apparel & Luxury Goods	8.7
Metals & Mining	6.7
Automobiles	5.6
Machinery	5.2
Diversified Telecommunication Services	4.4
Real Estate Management & Development	3.8
Oil, Gas & Consumable Fuels	3.7
Construction & Engineering	2.3
Construction Materials	2.3
Semiconductors & Semiconductor Equipment	2.2
Internet Software & Services	2.2
Pharmaceuticals	2.2
Aerospace & Defense	2.2
Wireless Telecommunication Services	2.2
Capital Markets	2.2
Air Freight & Logistics	2.1
Health Care Equipment & Supplies	2.1
Personal Products	2.1
Food & Staples Retailing	2.0
Electronic Equipment, Instruments & Components	2.0
Other Investments, less than 2% each	10.4
Short-Term Investments	0.7

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

Currency Exposure Summary at December 31, 2012 (Unaudited)

Hong Kong Dollar	24.4%
British Pound	18.5
United States Dollar	16.0
Swiss Franc	12.4
Japanese Yen	7.8
Euro	6.5
Australian Dollar	4.1
Swedish Krona	3.4
Norwegian Krone	3.4
Canadian Dollar	2.2
South Korean Won	2.2

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 47.6% of Net Assets
Non-Convertible Bonds — 45.2%
	ABS Home Equity — 0.6%
$45,219	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 3.002%, 2/25/2035(b)	$43,770
5,034	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 11A1, 3.075%, 1/25/2035(b)	4,756
10,088	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 2A, 3.588%, 7/25/2034(b)	9,755
29,086	Citicorp Mortgage Securities, Inc., Series 2006-5, Class 1A2, 6.000%, 10/25/2036	29,251
25,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	21,336
31,639	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.773%, 9/20/2034(b)	29,470
44,309	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.480%, 4/25/2035(b)	30,986
108,824	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-13, Class A3, 5.500%, 6/25/2035	109,280
19,621	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 3A4, 5.250%, 5/25/2028	19,417
91,501	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.580%, 7/19/2035(b)	83,703
13,110	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 3.123%, 12/25/2034(b)	11,458
13,348	Indymac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.530%, 7/25/2045(b)	10,575
63,298	JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 3.031%, 7/25/2035(b)	63,124
55,043	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.370%, 1/25/2047(b)	36,285
21,245	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A2, 0.480%, 11/25/2035(b)	19,675
75,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	72,407
67,991	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.988%, 5/25/2036(b)	56,901
75,000	Residential Accredit Loans, Inc., Series 2003-QS17, Class CB5, 5.500%, 9/25/2033	77,168
12,525	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 0.970%, 12/25/2046(b)	10,671
26,651	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.920%, 4/25/2047(b)	23,883

		763,871

	Aerospace & Defense — 0.4%
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	172,535
300,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	278,670

		451,205

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Airlines — 1.2%
$20,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	$20,900
80,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018, 144A	80,600
39,912	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	45,201
13,419	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	14,945
799,780	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	859,764
130,000	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	141,700
115,000	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	122,762
205,000	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	211,406

		1,497,278

	Automotive — 0.1%
25,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	26,813
40,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	40,300

		67,113

	Banking — 2.7%
500,000	Bank of Montreal, 1.950%, 1/30/2018	520,800
500,000	Bank of Nova Scotia, 1.950%, 1/30/2017	520,800
250,000	Barclays Bank PLC, EMTN, 6.000%, 1/14/2021, (EUR)	373,006
105,000	Citigroup, Inc., 5.875%, 2/22/2033	111,282
25,000	Citigroup, Inc., 6.000%, 10/31/2033	26,945
20,000	Citigroup, Inc., 6.125%, 8/25/2036	21,797
185,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrecht, 3.875%, 2/08/2022	199,083
100,000	HBOS PLC, 6.000%, 11/01/2033, 144A	90,367
400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	436,620
100,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	109,204
130,000	Morgan Stanley, 4.875%, 11/01/2022	134,601
210,000	Morgan Stanley, 5.500%, 7/24/2020	236,252
100,000	Morgan Stanley, 5.750%, 1/25/2021	114,203
175,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	200,821
100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	111,888
40,000	Royal Bank of Scotland Group PLC, 5.500%, 11/29/2049, (EUR)	40,338
150,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	223,461

		3,471,468

	Brokerage — 0.1%
45,000	Jefferies Group, Inc., 6.250%, 1/15/2036	46,575
20,000	Jefferies Group, Inc., 6.450%, 6/08/2027	21,300
95,000	Jefferies Group, Inc., 6.875%, 4/15/2021	106,400

		174,275

	Building Materials — 0.6%
170,000	Masco Corp., 5.850%, 3/15/2017	185,011
40,000	Masco Corp., 6.500%, 8/15/2032	41,375
15,000	Masco Corp., 7.750%, 8/01/2029	16,683

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Building Materials — continued
$525,000	USG Corp., 6.300%, 11/15/2016	$543,375
10,000	USG Corp., 9.750%, 1/15/2018	11,325

		797,769

	Chemicals — 0.4%
200,000	Hercules, Inc., 6.500%, 6/30/2029	180,000
70,000	Methanex Corp., 3.250%, 12/15/2019	70,407
25,000	Methanex Corp., 5.250%, 3/01/2022	27,728
55,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	59,438
200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	204,500

		542,073

	Commercial Mortgage-Backed Securities — 1.1%
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	307,084
75,000	CW Capital Cobalt Ltd., Series 2006-C1, Class AM, 5.254%, 8/15/2048	79,766
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(b)	208,206
185,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.789%, 8/10/2045(b)	179,084
25,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	26,964
100,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.575%, 4/12/2049(b)	105,724
100,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.789%, 8/12/2045, 144A(b)	111,977
100,000	Motel 6 Trust, Series 2012-MTL6, Class D, 3.781%, 10/05/2025, 144A	100,062
130,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM, 5.603%, 10/15/2048	142,385
125,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.465%, 2/15/2044, 144A(b)	123,971

		1,385,223

	Diversified Manufacturing — 0.2%
200,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	224,000

	Electric — 0.9%
500,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	495,393
115,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	76,250
88,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	57,526
100,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	105,686
300,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	290,504
73,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250%, 12/01/2018, 144A	69,715
35,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	27,388

		1,122,462

	Financial Other — 0.1%
110,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	113,707

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Food & Beverage — 0.0%
50,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	$55,414

	Gaming — 0.3%
50,000	Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 2/15/2018, 144A	52,000
145,000	MGM Resorts International, 6.750%, 10/01/2020, 144A	148,081
150,000	MGM Resorts International, 7.500%, 6/01/2016	160,875
40,000	MGM Resorts International, 8.625%, 2/01/2019, 144A	44,600

		405,556

	Government Guaranteed — 0.9%
665,000	Canada Housing Trust No. 1, 3.600%, 6/15/2013, (CAD)	676,064
250,000	Kommunalbanken AS, 2.375%, 1/19/2016	262,853
165,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	156,567

		1,095,484

	Government Sponsored — 0.2%
265,000	Eksportfinans ASA, 2.000%, 9/15/2015	253,649
30,000	Eksportfinans ASA, 2.375%, 5/25/2016	28,620

		282,269

	Healthcare — 1.2%
25,000	HCA, Inc., 7.050%, 12/01/2027	24,063
75,000	HCA, Inc., 7.500%, 12/15/2023	76,687
520,000	HCA, Inc., 7.500%, 11/06/2033	522,600
310,000	HCA, Inc., 7.690%, 6/15/2025	316,975
20,000	HCA, Inc., 8.360%, 4/15/2024	21,550
140,000	HCA, Inc., MTN, 7.580%, 9/15/2025	141,750
50,000	HCA, Inc., MTN, 7.750%, 7/15/2036	50,875
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	378,415

		1,532,915

	Home Construction — 0.8%
80,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	83,700
80,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	86,800
105,000	KB Home, 7.250%, 6/15/2018	114,187
150,000	KB Home, 7.500%, 9/15/2022	163,500
80,000	Pulte Group, Inc., 6.000%, 2/15/2035	74,400
470,000	Pulte Group, Inc., 6.375%, 5/15/2033	468,825

		991,412

	Independent Energy — 0.7%
30,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	32,513
105,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	71,400
400,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A	334,000
142,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	180,957
50,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	53,500
75,000	SandRidge Energy, Inc., 8.000%, 6/01/2018, 144A	79,500

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$45,000	SandRidge Energy, Inc., 8.125%, 10/15/2022	$49,275
105,000	Southwestern Energy Co., 4.100%, 3/15/2022	112,944

		914,089

	Life Insurance — 0.4%
85,000	American International Group, Inc., 4.875%, 6/01/2022	97,038
300,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	390,750

		487,788

	Local Authorities — 1.4%
235,000	Province of Ontario, Canada, 2.950%, 2/05/2015	246,996
780,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	869,433
535,000	Province of Ontario, Canada, 4.750%, 1/19/2016	600,324
140,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	125,919

		1,842,672

	Lodging — 0.1%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	39,550
25,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	27,945
1,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,131
50,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	60,186

		128,812

	Media Cable — 0.0%
20,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/2020	22,200

	Media Non-Cable — 0.0%
15,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	14,475

	Metals & Mining — 1.3%
100,000	AngloGold Ashanti Holdings PLC, 5.125%, 8/01/2022	101,348
245,000	ArcelorMittal, 6.000%, 3/01/2021	244,298
135,000	ArcelorMittal, 6.750%, 2/25/2022	141,685
225,000	ArcelorMittal, 7.250%, 3/01/2041	208,687
100,000	ArcelorMittal, 7.500%, 10/15/2039	94,000
175,000	Arch Coal, Inc., 7.250%, 6/15/2021	161,438
325,000	Newcrest Finance Pty Ltd., 4.200%, 10/01/2022, 144A	334,260
200,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	203,500
10,000	United States Steel Corp., 6.650%, 6/01/2037	8,700
145,000	Xstrata Finance Canada Ltd., 4.950%, 11/15/2021, 144A	155,739

		1,653,655

	Mortgage Related — 1.7%
429,952	FHLMC, 3.500%, 8/01/2042	458,504
1,553,295	FNMA, 3.500%, 4/01/2042(d)	1,660,755

		2,119,259

	Non-Captive Consumer — 1.0%
55,000	Residential Capital LLC, 9.625%, 5/15/2015(e)	57,819
180,000	SLM Corp., MTN, 7.250%, 1/25/2022	198,450

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$65,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	$65,247
397,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	368,217
115,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	134,550
505,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	451,975

		1,276,258

	Non-Captive Diversified — 1.4%
25,000	Aircastle Ltd., 7.625%, 4/15/2020	27,938
185,000	Ally Financial, Inc., 3.125%, 1/15/2016	185,199
480,000	Ally Financial, Inc., 4.625%, 6/26/2015	500,388
64,000	Ally Financial, Inc., 8.000%, 11/01/2031	81,040
400,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%, 12/15/2049	452,116
15,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	13,297
80,000	International Lease Finance Corp., 5.875%, 4/01/2019	84,320
80,000	International Lease Finance Corp., 6.250%, 5/15/2019	85,200
35,000	International Lease Finance Corp., 8.250%, 12/15/2020	41,738
105,000	International Lease Finance Corp., 8.625%, 1/15/2022	129,675
140,000	iStar Financial, Inc., 7.125%, 2/15/2018	142,625
70,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017, 144A	71,925

		1,815,461

	Packaging — 0.1%
65,000	Sealed Air Corp., 6.500%, 12/01/2020, 144A	70,200

	Paper — 0.2%
205,000	Weyerhaeuser Co., 6.875%, 12/15/2033	244,849
5,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,794
30,000	Weyerhaeuser Co., 7.375%, 3/15/2032	37,802

		288,445

	Pharmaceuticals — 0.5%
130,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	139,425
15,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	16,087
10,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	10,925
490,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	525,525

		691,962

	Pipelines — 0.3%
70,000	Energy Transfer Partners LP, 5.200%, 2/01/2022	79,850
100,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	110,515
55,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	57,750
70,000	NGPL PipeCo LLC, 9.625%, 6/01/2019, 144A	80,500
45,000	Rockies Express Pipeline LLC, 3.900%, 4/15/2015, 144A	44,775
45,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	40,500

		413,890

	Property & Casualty Insurance — 0.5%
520,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	567,923

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	REITs — Warehouse/Industrials — 0.1%
$20,000	ProLogis LP, 6.625%, 5/15/2018	$24,157
30,000	ProLogis LP, 6.875%, 3/15/2020	36,316

		60,473

	Retailers — 1.5%
216,675	CVS Pass-Through Trust, 7.507%, 1/10/2032, 144A	285,625
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	433,000
205,000	Dillard’s, Inc., 7.000%, 12/01/2028	206,538
45,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	33,750
205,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	171,175
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	114,373
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	271,469
490,000	Toys R Us, Inc., 7.375%, 10/15/2018	445,900

		1,961,830

	Sovereigns — 0.4%
700,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	416,240
2,141,835	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	133,189

		549,429

	Supermarkets — 0.2%
35,000	Delhaize Group S.A., 5.700%, 10/01/2040	32,806
320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	170,400

		203,206

	Supranational — 0.6%
560,000	Asian Development Bank, GMTN, 2.500%, 3/15/2016	595,674
400,000	European Bank for Reconstruction & Development, EMTN, 9.000%, 4/28/2014, (BRL)	203,194

		798,868

	Technology — 0.7%
470,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	357,200
390,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	293,475
30,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	32,850
155,000	First Data Corp., 6.750%, 11/01/2020, 144A	156,550
85,000	First Data Corp., 7.375%, 6/15/2019, 144A	87,975

		928,050

	Treasuries — 17.2%
600,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(d)	633,315
255,000	Canadian Government, 3.500%, 6/01/2020, (CAD)	289,644
25,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	34,316
15,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	19,799
165,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	221,363
10,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	13,188
15,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	20,437
10,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	14,358
1,570,000	Malaysia Government Bond, 3.314%, 10/31/2017, (MYR)	514,767
44,500(††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)	383,196

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
5,300(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	$57,374
30,000(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	293,286
120,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	113,140
10,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	292,237
195,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	217,791
470,000	Spain Government Bond, 4.650%, 7/30/2025, (EUR)	566,856
6,034,257	U.S. Treasury Inflation Indexed Bond, 0.125%, 4/15/2017(f)	6,461,870
3,311,377	U.S. Treasury Inflation Indexed Bond, 0.125%, 1/15/2022(f)	3,595,950
1,448,496	U.S. Treasury Inflation Indexed Bond, 0.125%, 7/15/2022(f)	1,572,411
1,086,283	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040(f)	1,593,954
1,389,859	U.S. Treasury Inflation Indexed Bond, 2.500%, 1/15/2029(f)	1,982,286
1,845,000	U.S. Treasury Note, 0.250%, 3/31/2014	1,845,865
1,295,000	U.S. Treasury Note, 0.250%, 10/31/2014	1,295,303

		22,032,706

	Wireless — 1.0%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	340,408
230,000	American Tower Corp., 4.700%, 3/15/2022	254,475
420,000	Sprint Capital Corp., 6.875%, 11/15/2028	436,800
10,000	Sprint Capital Corp., 6.900%, 5/01/2019	10,900
80,000	Sprint Capital Corp., 8.750%, 3/15/2032	97,800
125,000	Sprint Nextel Corp., 9.000%, 11/15/2018, 144A	154,375

		1,294,758

	Wirelines — 2.1%
200,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	207,600
300,000	Embarq Corp., 7.995%, 6/01/2036	331,356
175,000	Frontier Communications Corp., 7.125%, 3/15/2019	190,313
75,000	Level 3 Financing, Inc., 7.000%, 6/01/2020, 144A	78,375
70,000	Level 3 Financing, Inc., 8.125%, 7/01/2019	76,300
85,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	94,350
400,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	205,128
15,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,441
315,000	Qwest Corp., 7.250%, 10/15/2035	333,049
264,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	258,060
402,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	405,015
40,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	41,760
45,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	48,713
75,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	78,844
75,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	79,969
75,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	81,000
100,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	169,714

		2,695,987

	Total Non-Convertible Bonds (Identified Cost $54,671,091)	57,805,890

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 2.4%
	Automotive — 0.1%
$115,000	Ford Motor Co., 4.250%, 11/15/2016	$182,275

	Brokerage — 0.0%
60,000	Jefferies Group, Inc., 3.875%, 11/01/2029	59,438

	Construction Machinery — 0.1%
60,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	81,225

	Diversified Manufacturing — 0.2%
170,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	168,194
20,000	Trinity Industries, Inc., 3.875%, 6/01/2036	22,362

		190,556

	Healthcare — 0.1%
85,000	Illumina, Inc., 0.250%, 3/15/2016, 144A	82,397

	Home Construction — 0.4%
10,000	Lennar Corp., 2.000%, 12/01/2020, 144A	14,506
5,000	Lennar Corp., 2.750%, 12/15/2020, 144A	9,200
240,000	Lennar Corp., 3.250%, 11/15/2021, 144A	430,500
100,000	Standard Pacific Corp., 1.250%, 8/01/2032	117,250

		571,456

	Independent Energy — 0.1%
65,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	58,500
25,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	23,906

		82,406

	Life Insurance — 0.1%
100,000	Old Republic International Corp., 3.750%, 3/15/2018	104,063

	Metals & Mining — 0.1%
120,000	Peabody Energy Corp., 4.750%, 12/15/2066	115,575

	Non-Captive Diversified — 0.1%
70,000	iStar Financial, Inc., 3.000%, 11/15/2016	71,313

	Pharmaceuticals — 0.2%
75,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	126,469
50,000	Mylan, Inc., 3.750%, 9/15/2015	106,281
25,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	28,109

		260,859

	Technology — 0.9%
250,000	Ciena Corp., 0.875%, 6/15/2017	215,469
65,000	Ciena Corp., 3.750%, 10/15/2018, 144A	73,166
535,000	Intel Corp., 2.950%, 12/15/2035	554,728
95,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	93,872
55,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	50,256
150,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032, 144A	144,562
35,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032, 144A	34,081

		1,166,134

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Textile — 0.0%
$45,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	$46,603

	Total Convertible Bonds (Identified Cost $2,693,712)	3,014,300

Municipals — 0.0%
	Michigan — 0.0%
50,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034 (c) (Identified Cost $49,997)	41,862

	Total Bonds and Notes (Identified Cost $57,414,800)	60,862,052

Shares
Common Stocks — 46.4%
	Aerospace & Defense — 1.3%
4,792	General Dynamics Corp.	331,942
4,286	Honeywell International, Inc.	272,032
8,160	Lockheed Martin Corp.	753,086
5,213	Northrop Grumman Corp.	352,295

		1,709,355

	Automobiles — 0.1%
10,180	Ford Motor Co.	131,831

	Beverages — 0.1%
4,330	Coca-Cola Co. (The)	156,963

	Biotechnology — 0.1%
12,754	PDL BioPharma, Inc.	89,916

	Chemicals — 0.8%
3,363	International Flavors & Fragrances, Inc.	223,774
5,976	Olin Corp.	129,022
3,041	PPG Industries, Inc.	411,599
5,059	RPM International, Inc.	148,532
3,933	Sensient Technologies Corp.	139,858

		1,052,785

	Commercial Banks — 0.9%
6,608	Bank of Hawaii Corp.	291,082
4,481	BB&T Corp.	130,442
7,188	F.N.B. Corp.	76,337
6,586	First Niagara Financial Group, Inc.	52,227
7,385	FirstMerit Corp.	104,793
6,595	Trustmark Corp.	148,124
8,033	United Bankshares, Inc.	195,362
11,219	Valley National Bancorp	104,337

		1,102,704

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Commercial Services & Supplies — 0.9%
5,082	Avery Dennison Corp.	$177,463
5,366	Deluxe Corp.	173,000
22,212	Pitney Bowes, Inc.	236,336
18,219	R.R. Donnelley & Sons Co.	163,971
5,162	Republic Services, Inc.	151,402
6,738	Waste Management, Inc.	227,340

		1,129,512

	Computers & Peripherals — 0.2%
8,863	Seagate Technology PLC	270,144

	Containers & Packaging — 0.2%
6,483	Sonoco Products Co.	192,740

	Distributors — 0.2%
5,021	Genuine Parts Co.	319,235

	Diversified Financial Services — 0.2%
8,378	NYSE Euronext	264,242

	Diversified Telecommunication Services — 0.7%
8,372	AT&T, Inc.	282,220
11,895	CenturyLink, Inc.	465,332
7,493	Telefonica S.A., Sponsored ADR	101,081

		848,633

	Electric Utilities — 2.9%
6,989	American Electric Power Co., Inc.	298,291
5,505	Cleco Corp.	220,255
4,728	Edison International	213,658
8,344	Entergy Corp.	531,930
11,305	Exelon Corp.	336,211
8,631	FirstEnergy Corp.	360,431
5,528	NextEra Energy, Inc.	382,482
5,642	Northeast Utilities	220,489
4,777	OGE Energy Corp.	268,993
6,857	Pinnacle West Capital Corp.	349,570
7,923	PPL Corp.	226,835
6,651	UNS Energy Corp.	282,135

		3,691,280

	Electrical Equipment — 0.6%
4,759	Eaton Corp. PLC	257,938
5,124	Emerson Electric Co.	271,367
3,482	Hubbell, Inc., Class B	294,681

		823,986

	Food & Staples Retailing — 0.1%
5,618	Sysco Corp.	177,866

	Food Products — 0.5%
5,082	General Mills, Inc.	205,364
5,647	H.J. Heinz Co.	325,719
3,180	Mondelez International, Inc., Class A	80,994

		612,077

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Gas Utilities — 0.8%
7,526	AGL Resources, Inc.	$300,814
4,250	National Fuel Gas Co.	215,433
6,389	New Jersey Resources Corp.	253,132
4,881	Oneok, Inc.	208,663

		978,042

	Hotels, Restaurants & Leisure — 1.0%
6,958	Darden Restaurants, Inc.	313,597
5,518	McDonald’s Corp.	486,743
8,400	Starwood Hotels & Resorts Worldwide, Inc.	481,824

		1,282,164

	Household Durables — 0.7%
7,076	Garmin Ltd.	288,843
10,525	KB Home	166,295
6,969	Leggett & Platt, Inc.	189,696
3,501	Tupperware Brands Corp.	224,414

		869,248

	Household Products — 0.7%
5,411	Clorox Co. (The)	396,193
5,508	Kimberly-Clark Corp.	465,041

		861,234

	Independent Power Producers & Energy Traders — 0.0%
129	Dynegy, Inc.(g)	2,468

	Industrial Conglomerates — 0.1%
5,021	General Electric Co.	105,391

	Insurance — 0.8%
3,439	Allstate Corp. (The)	138,145
6,105	Arthur J. Gallagher & Co.	211,538
6,526	Cincinnati Financial Corp.	255,558
9,413	Mercury General Corp.	373,602

		978,843

	Leisure Equipment & Products — 0.2%
5,387	Mattel, Inc.	197,272

	Machinery — 0.1%
3,730	Briggs & Stratton Corp.	78,628

	Media — 0.4%
5,089	Cinemark Holdings, Inc.	132,212
3,105	McGraw-Hill Cos., Inc. (The)	169,750
7,224	Meredith Corp.	248,867

		550,829

	Metals & Mining — 0.4%
12,494	Cliffs Natural Resources, Inc.	481,769
5,553	Commercial Metals Co.	82,517

		564,286

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Multi Utilities — 2.9%
6,564	Alliant Energy Corp.	$288,225
7,760	Avista Corp.	187,094
6,727	Black Hills Corp.	244,459
6,393	CenterPoint Energy, Inc.	123,065
6,430	CMS Energy Corp.	156,763
6,566	Dominion Resources, Inc.	340,119
6,496	DTE Energy Co.	390,085
8,139	Integrys Energy Group, Inc.	425,019
6,338	NiSource, Inc.	157,753
7,161	PG&E Corp.	287,729
7,529	Public Service Enterprise Group, Inc.	230,387
6,892	SCANA Corp.	314,551
5,421	Sempra Energy	384,566
8,448	TECO Energy, Inc.	141,588

		3,671,403

	Oil, Gas & Consumable Fuels — 0.8%
5,329	Chevron Corp.	576,278
7,360	ConocoPhillips	426,806

		1,003,084

	Paper & Forest Products — 0.1%
5,268	MeadWestvaco Corp.	167,891

	Pharmaceuticals — 0.7%
6,821	Bristol-Myers Squibb Co.	222,296
6,487	Eli Lilly & Co.	319,939
6,247	Merck & Co., Inc.	255,752
5,546	Pfizer, Inc.	139,094

		937,081

	Real Estate Management & Development — 0.5%
15,400	Brookfield Office Properties, Inc.	261,954
25,200	Forest City Enterprises, Inc., Class A(g)	406,980

		668,934

	REITs — Apartments — 4.1%
10,400	American Campus Communities, Inc.	479,752
10,900	AvalonBay Communities, Inc.	1,477,931
6,800	BRE Properties, Inc.	345,644
11,700	Camden Property Trust	798,057
37,700	Equity Residential	2,136,459

		5,237,843

	REITs — Diversified — 2.6%
13,300	American Assets Trust, Inc.	371,469
22,900	DuPont Fabros Technology, Inc.	553,264
27,500	First Potomac Realty Trust	339,900
16,500	Liberty Property Trust	590,205

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	REITs — Diversified — continued
16,500	Retail Properties of America, Inc., Class A	$197,505
15,300	Vornado Realty Trust	1,225,224

		3,277,567

	REITs — Healthcare — 3.1%
33,100	HCP, Inc.	1,495,458
6,000	Health Care REIT, Inc.	367,740
20,700	Omega Healthcare Investors, Inc.	493,695
24,200	Ventas, Inc.	1,566,224

		3,923,117

	REITs — Hotels — 1.2%
66,500	Host Hotels & Resorts, Inc.	1,042,055
5,300	Pebblebrook Hotel Trust	122,430
17,400	RLJ Lodging Trust	337,038

		1,501,523

	REITs — Manufactured Homes — 0.3%
6,600	Equity Lifestyle Properties, Inc.	444,114

	REITs — Office Property — 3.5%
8,600	Alexandria Real Estate Equities, Inc.	596,152
27,500	BioMed Realty Trust, Inc.	531,575
14,400	Boston Properties, Inc.	1,523,664
14,800	EPR Properties	682,428
20,000	Kilroy Realty Corp.	947,400
11,100	Piedmont Office Realty Trust, Inc., Class A	200,355

		4,481,574

	REITs — Regional Malls — 4.2%
21,000	Macerich Co. (The)	1,224,300
26,400	Simon Property Group, Inc.	4,173,576

		5,397,876

	REITs — Shopping Centers — 2.1%
42,400	DDR Corp.	663,984
7,900	Federal Realty Investment Trust	821,758
15,800	Ramco-Gershenson Properties Trust	210,298
14,200	Regency Centers Corp.	669,104
24,500	Retail Opportunity Investments Corp.	315,070

		2,680,214

	REITs — Single Tenant — 0.4%
10,600	National Retail Properties, Inc.	330,720
6,000	Select Income REIT	148,620

		479,340

	REITs — Storage — 2.0%
19,900	CubeSmart	289,943
18,000	Extra Space Storage, Inc.	655,020
11,500	Public Storage	1,667,040

		2,612,003

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	REITs — Warehouse/Industrials — 1.2%
42,700	ProLogis, Inc.	$1,558,123

	Thrifts & Mortgage Finance — 0.2%
6,353	Hudson City Bancorp, Inc.	51,650
12,384	New York Community Bancorp, Inc.	162,230
8,431	People’s United Financial, Inc.	101,931

		315,811

	Tobacco — 1.2%
8,565	Altria Group, Inc.	269,113
8,281	Lorillard, Inc.	966,144
6,522	Universal Corp.	325,513

		1,560,770

	Trading Companies & Distributors — 0.3%
5,558	Watsco, Inc.	416,294

	Total Common Stocks (Identified Cost $55,329,436)	59,376,236

Preferred Stocks — 1.4%
Convertible Preferred Stocks — 0.8%
	Automotive — 0.6%
15,950	General Motors Co., Series B, 4.750%	703,873
1,250	Goodyear Tire & Rubber Co. (The), 5.875%	59,013

		762,886

	Banking — 0.1%
19	Bank of America Corp., Series L, 7.250%	21,565
70	Wells Fargo & Co., Series L, Class A, 7.500%	85,750

		107,315

	Construction Machinery — 0.0%
145	United Rentals Trust I, 6.500%	8,686

	Independent Energy — 0.0%
45	Chesapeake Energy Corp., Series A, 5.750%, 144A	39,966

	REITs — Healthcare — 0.1%
1,600	Health Care REIT, Inc., Series I, 6.500%	91,504

	Total Convertible Preferred Stocks (Identified Cost $1,047,736)	1,010,357

Non-Convertible Preferred Stocks — 0.6%
	Banking — 0.4%
4,125	Countrywide Capital IV, 6.750%	102,383
20,424	SunTrust Banks, Inc., 5.875%	499,775

		602,158

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Shares	Description	Value (†)

	Non-Captive Diversified — 0.2%
4,375	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	$114,931
129	Ally Financial, Inc., Series G, 7.000%, 144A	126,698

		241,629

	Total Non-Convertible Preferred Stocks (Identified Cost $725,636)	843,787

	Total Preferred Stocks (Identified Cost $1,773,372)	1,854,144

Notional Amount
Purchased Swaptions — 0.5%
	Interest Rate Swaptions — 0.5%
$60,000,000	1-year Interest Rate Swap Put, expiring 9/27/2013, Pay 3-month LIBOR, Receive 0.295%(h)	13,920
12,000,000	5-year Interest Rate Swap Put, expiring 9/27/2013, Pay 3-month LIBOR, Receive 1.115%(h)	107,856
5,000,000	30-year Interest Rate Swap Call, expiring 9/29/2014, Pay 2.798%, Receive 3-month LIBOR(h)	538,250

	Total Purchased Swaptions (Identified Cost $643,800)	660,026

Principal Amount (‡)
Short-Term Investments — 4.2%
$3,970,345	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $3,970,347 on 1/02/2013 collateralized by $960,000 Federal Home Loan Mortgage Corp., 3.000% due 8/06/2020 valued at $986,400; $420,000 Federal Home Loan Bank, 0.370% due 8/09/2013 valued at $421,050; $2,655,000 U.S. Treasury Note, 0.625% due 5/31/2017 valued at $2,658,319 including accrued interest (Note 2 of Notes to Financial Statements)	3,970,345
1,360,000	U.S. Treasury Bill, 0.093%, 1/10/2013(d)(i)(j)	1,359,991

	Total Short-Term Investments (Identified Cost $5,330,314)	5,330,336

	Total Investments — 100.1% (Identified Cost $120,491,722)(a)	128,082,794
	Other assets less liabilities — (0.1)%	(168,552)

	Net Assets — 100.0%	$127,914,242

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

Notional Amount	Description	Value (†)

Written Swaptions — (0.3%)
Interest Rate Swaptions — (0.3)%
$60,000,000	1-year Interest Rate Swap Put, expiring 9/27/2013, Pay 0.445%, Receive 3-month LIBOR(h)	$(60,780)
12,000,000	5-year Interest Rate Swap Put, expiring 9/27/2013, Pay 0.783%, Receive 3-month LIBOR(h)	(24,000)
5,000,000	30-year Interest Rate Swap Call, expiring 9/29/2014, Pay 3-month LIBOR, Receive 3.298%(h)	(311,015)

	Total Written Swaptions (Premiums Received $397,200)	$(395,795)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At December 31, 2012, the net unrealized appreciation on investments based on a cost of $120,995,400 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$10,238,258
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,150,864)

	Net unrealized appreciation	$7,087,394

(b)	Variable rate security. Rate as of December 31, 2012 is disclosed.
(c)	Illiquid security. At December 31, 2012, the value of these securities amounted to $420,277 or 0.3% of net assets.
(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or swaptions.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Treasury Inflation Protected Security (TIPS).
(g)	Non-income producing security.
(h)	Counterparty is Citibank, N.A.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(j)	All or a portion of this security has been pledged as initial margin for potential futures activity.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of Rule 144A holdings amounted to $8,459,719 or 6.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2012

Natixis Diversified Income Fund – (continued)

REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
UYU	Uruguayan Peso

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	3/04/2013	British Pound	67,000	$108,819	$(1,725)
Sell[2]	1/31/2013	Euro	1,270,000	1,676,737	(29,366)

Total					$(31,091)

1 Counterparty is Credit Suisse International.

2 Counterparty is Barclays Bank PLC.

Industry Summary at December 31, 2012 (Unaudited)

Treasuries	17.2%
REITs - Regional Malls	4.2
REITs - Apartments	4.1
REITs - Office Property	3.5
Banking	3.2
REITs - Healthcare	3.2
Electric Utilities	2.9
Multi Utilities	2.9
REITs - Diversified	2.6
Wirelines	2.1
REITs - Shopping Centers	2.1
REITs - Storage	2.0
Other Investments, less than 2% each	45.9
Short-Term Investments	4.2

Total Investments	100.1
Other assets less liabilities (including open written swaptions and forward foreign currency contracts)	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2012

Natixis Oakmark International Fund

Shares	Description	Value (†)

Common Stocks — 89.6% of Net Assets
	Australia — 4.1%
123,200	Amcor Ltd.	$1,041,254
68,558	Orica Ltd.	1,803,497

		2,844,751

	Canada — 2.1%
50,400	Thomson Reuters Corp.	1,458,241

	France — 8.2%
34,342	BNP Paribas S.A.	1,955,092
540	Christian Dior S.A.	92,045
10,200	Danone S.A.	674,110
9,000	PPR	1,690,296
21,650	Publicis Groupe	1,302,532

		5,714,075

	Germany — 7.0%
14,500	Allianz SE, (Registered)	2,021,256
46,200	Daimler AG, (Registered)	2,543,566
3,800	SAP AG	305,568

		4,870,390

	Ireland — 2.4%
34,300	Experian PLC	552,810
7,203,200	Governor & Co. of the Bank of Ireland (The)(b)	1,101,059

		1,653,869

	Israel — 1.1%
15,900	Check Point Software Technologies Ltd.(b)	757,476

	Italy — 5.7%
177,800	Fiat Industrial SpA	1,947,900
1,191,200	Intesa Sanpaolo SpA	2,059,955

		4,007,855

	Japan — 22.3%
51,400	Canon, Inc.	1,992,250
484,000	Daiwa Securities Group, Inc.	2,700,255
1,600	FANUC Corp.	297,679
58,300	Honda Motor Co. Ltd.	2,159,118
16,300	Meitec Corp.	358,878
82,900	Olympus Corp.(b)	1,608,319
79,500	Omron Corp.	1,908,265
41,600	Rohm Co. Ltd.	1,359,896
17,000	Secom Co. Ltd.	856,498
49,000	Toyota Motor Corp.	2,288,110

		15,529,268

	Mexico — 0.2%
5,400	Grupo Televisa SAB, Sponsored ADR	143,532

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2012

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)

	Netherlands — 4.9%
12,486	Akzo Nobel NV	$826,532
10,800	Heineken Holding NV	594,677
43,600	Koninklijke Ahold NV	584,633
54,664	Koninklijke Philips Electronics	1,447,513

		3,453,355

	Spain — 2.4%
204,970	Banco Santander S.A.	1,665,793

	Sweden — 1.0%
7,850	Assa Abloy AB, Series B	295,495
8,200	Atlas Copco AB, Series B	201,281
6,100	Hennes & Mauritz AB, Series B	211,408

		708,184

	Switzerland — 14.9%
32,300	Adecco S.A., (Registered)(b)	1,710,551
11,430	Cie Financiere Richemont S.A., Class A	897,204
103,036	Credit Suisse Group AG, (Registered)(b)	2,514,734
625	Geberit AG, (Registered)(b)	138,547
890	Givaudan S.A., (Registered)(b)	940,542
15,650	Holcim Ltd., (Registered)(b)	1,152,701
13,200	Kuehne & Nagel International AG, (Registered)	1,591,380
10,050	Nestle S.A., (Registered)	655,697
10,600	Novartis AG, (Registered)	669,637
700	Roche Holding AG	141,527

		10,412,520

	United Kingdom — 13.3%
23,600	Diageo PLC	687,388
36,200	GlaxoSmithKline PLC	788,157
2,557,100	Lloyds Banking Group PLC(b)	2,037,736
63,800	Schroders PLC	1,772,655
100	Schroders PLC, (Non Voting)	2,233
12,200	Signet Jewelers Ltd.	651,480
34,300	Smiths Group PLC	671,855
142,800	Tesco PLC	786,624
46,100	Willis Group Holdings PLC	1,545,733
6,656	Wolseley PLC	318,281

		9,262,142

	Total Common Stocks (Identified Cost $56,223,494)	62,481,451

Principal Amount (‡)
Convertible Bonds — 0.7%
	Switzerland — 0.7%
339,000	Credit Suisse Group (Guernsey) V Ltd., 4.000%, 3/29/2013, (CHF)(c) (Identified Cost $346,913)	510,363

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2012

Natixis Oakmark International Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 8.5%
$5,897,020	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $5,897,023 on 01/02/2013 collateralized by $5,980,000 Federal Home Loan Mortgage Corp., 1.650% due 11/15/2019 valued at $6,017,375 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,897,020)	$5,897,020

	Total Investments — 98.8% (Identified Cost $62,467,427)(a)	68,888,834
	Other assets less liabilities — 1.2%	808,008

	Net Assets — 100.0%	$69,696,842

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $64,516,211 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,763,597
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,390,974)

	Net unrealized appreciation	$4,372,623

(b)	Non-income producing security.
(c)	At December 31, 2012, the Fund’s investments in securities included a restricted security. This security is subject to contractual restrictions on resale. At December 31, 2012, this security was fair valued by the Fund’s investment adviser as follows:

Name of Issuer	Acquisition Date(s)	Value
Convertible Bonds
Credit Suisse Group (Guernsey) V Ltd.
(Cost $346,913) (0.7% of Net Assets)	7/18/2012-7/31/2012	$510,363

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2012

Natixis Oakmark International Fund – (continued)

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	3/20/2013	Australian Dollar	130,000	$134,246	$346
Sell	3/20/2013	Australian Dollar	290,000	299,471	3,271
Sell	3/20/2013	Australian Dollar	1,305,000	1,347,620	(61,477)
Buy	6/19/2013	Japanese Yen	36,000,000	416,095	(9,519)
Sell	6/19/2013	Japanese Yen	354,000,000	4,091,601	464,032
Sell	9/18/2013	Swedish Krona	1,970,000	301,430	(5,073)
Sell	9/18/2013	Swiss Franc	3,210,000	3,527,372	(42,787)

Total					$348,793

1 Counterparty is State Street Bank and Trust Company.

Industry Summary at December 31, 2012 (Unaudited)

Commercial Banks	12.6%
Automobiles	10.1
Capital Markets	10.1
Chemicals	5.1
Insurance	5.1
Media	4.2
Professional Services	3.8
Machinery	3.5
Industrial Conglomerates	3.1
Office Electronics	2.9
Electronic Equipment, Instruments & Components	2.7
Multiline Retail	2.4
Health Care Equipment & Supplies	2.3
Pharmaceuticals	2.3
Marine	2.3
Food & Staples Retailing	2.0
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	13.8
Short-Term Investments	8.5

Total Investments	98.8
Other assets less liabilities (including open forward foreign currency contracts)	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2012

Natixis Oakmark International Fund – (continued)

Currency Exposure Summary at December 31, 2012 (Unaudited)

Euro	29.8%
Japanese Yen	22.3
Swiss Franc	15.6
United States Dollar	12.9
British Pound	11.0
Australian Dollar	4.1
Canadian Dollar	2.1
Other, less than 2% each	1.0

Total Investments	98.8
Other assets less liabilities (including open forward foreign currency contracts)	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2012

Natixis U.S. Multi-Cap Equity Fund

Shares	Description	Value (†)

Common Stocks — 97.6% of Net Assets
	Aerospace & Defense — 1.4%
45,200	Boeing Co. (The)	$3,406,272
10,356	TransDigm Group, Inc.	1,412,144

		4,818,416

	Air Freight & Logistics — 2.0%
37,955	Expeditors International of Washington, Inc.	1,501,120
39,500	FedEx Corp.	3,622,940
24,615	United Parcel Service, Inc., Class B	1,814,864

		6,938,924

	Auto Components — 2.4%
34,900	Autoliv, Inc.	2,351,911
69,200	Delphi Automotive PLC(b)	2,646,900
34,064	Lear Corp.	1,595,558
32,200	TRW Automotive Holdings Corp.(b)	1,726,242

		8,320,611

	Automobiles — 0.7%
24,800	Toyota Motor Corp., Sponsored ADR	2,312,600

	Beverages — 1.1%
17,682	Beam, Inc.	1,080,193
34,169	Coca-Cola Co. (The)	1,238,626
2,003	Diageo PLC, Sponsored ADR	233,510
22,824	SABMiller PLC, Sponsored ADR	1,067,935

		3,620,264

	Biotechnology — 1.8%
7,653	Alexion Pharmaceuticals, Inc.(b)	717,928
15,017	Amgen, Inc.	1,296,268
31,898	ARIAD Pharmaceuticals, Inc.(b)	611,804
18,983	Medivation, Inc.(b)	971,170
9,194	Onyx Pharmaceuticals, Inc.(b)	694,423
7,275	Regeneron Pharmaceuticals, Inc.(b)	1,244,534
10,456	Synageva BioPharma Corp.(b)	484,008

		6,020,135

	Building Products — 0.8%
29,824	Armstrong World Industries, Inc.(b)	1,512,972
42,269	Fortune Brands Home & Security, Inc.(b)	1,235,100

		2,748,072

	Capital Markets — 5.1%
12,056	Affiliated Managers Group, Inc.(b)	1,569,088
32,914	Franklin Resources, Inc.	4,137,290
25,200	Goldman Sachs Group, Inc. (The)	3,214,512
20,715	Greenhill & Co., Inc.	1,076,973
29,976	Legg Mason, Inc.	770,983
44,104	Raymond James Financial, Inc.	1,699,327
106,281	SEI Investments Co.	2,480,599

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2012

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Capital Markets — continued
21,440	T. Rowe Price Group, Inc.	$1,396,387
9,893	Virtus Investment Partners, Inc.(b)	1,196,459

		17,541,618

	Chemicals — 2.2%
27,027	Cytec Industries, Inc.	1,860,268
27,573	Eastman Chemical Co.	1,876,343
7,260	Quaker Chemical Corp.	391,024
23,104	Westlake Chemical Corp.	1,832,147
22,748	WR Grace & Co.(b)	1,529,348

		7,489,130

	Commercial Banks — 3.0%
20,346	First Republic Bank	666,942
197,992	KeyCorp	1,667,093
37,759	Prosperity Bancshares, Inc.	1,585,878
12,757	Signature Bank(b)	910,084
155,300	Wells Fargo & Co.	5,308,154

		10,138,151

	Commercial Services & Supplies — 0.6%
22,561	Rollins, Inc.	497,245
15,808	Stericycle, Inc.(b)	1,474,412

		1,971,657

	Communications Equipment — 2.0%
147,941	Cisco Systems, Inc.	2,907,041
36,743	NETGEAR, Inc.(b)	1,448,409
40,221	QUALCOMM, Inc.	2,494,506

		6,849,956

	Construction Materials — 0.3%
18,213	Eagle Materials, Inc.	1,065,460

	Consumer Finance — 1.5%
32,719	American Express Co.	1,880,688
29,200	Capital One Financial Corp.	1,691,556
15,688	Cash America International, Inc.	622,343
21,814	Discover Financial Services	840,930

		5,035,517

	Diversified Consumer Services — 0.2%
11,856	Ascent Media Corp., Class A(b)	734,361

	Diversified Financial Services — 2.6%
46,100	CME Group, Inc., Class A	2,337,731
100,200	JPMorgan Chase & Co.	4,405,794
82,144	NASDAQ OMX Group, Inc. (The)	2,054,421

		8,797,946

	Electric Utilities — 0.2%
10,371	ITC Holdings Corp.	797,634

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2012

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Electrical Equipment — 1.2%
57,601	Babcock & Wilcox Co.	$1,509,146
16,424	Belden, Inc.	738,916
22,200	Rockwell Automation, Inc.	1,864,578

		4,112,640

	Electronic Equipment, Instruments & Components — 1.0%
27,196	Amphenol Corp., Class A	1,759,581
48,806	Avnet, Inc.(b)	1,493,952

		3,253,533

	Energy Equipment & Services — 3.1%
10,826	Dril-Quip, Inc.(b)	790,839
34,206	Helix Energy Solutions Group, Inc.(b)	706,012
29,600	National Oilwell Varco, Inc.	2,023,160
61,539	Oceaneering International, Inc.	3,310,183
16,058	Oil States International, Inc.(b)	1,148,789
55,980	Patterson-UTI Energy, Inc.	1,042,908
25,452	Schlumberger Ltd.	1,763,569

		10,785,460

	Food & Staples Retailing — 0.5%
17,195	Whole Foods Market, Inc.	1,570,419

	Food Products — 2.0%
156,929	Danone S.A., Sponsored ADR	2,101,279
27,162	Ingredion, Inc.	1,750,048
19,177	J.M. Smucker Co. (The)	1,653,824
21,901	McCormick & Co., Inc.	1,391,371

		6,896,522

	Gas Utilities — 0.3%
52,351	Questar Corp.	1,034,456

	Health Care Equipment & Supplies — 1.9%
54,172	CareFusion Corp.(b)	1,548,236
28,779	Hologic, Inc.(b)	576,443
12,500	Medtronic, Inc.	512,750
12,292	Teleflex, Inc.	876,542
14,665	Varian Medical Systems, Inc.(b)	1,030,070
32,007	Zimmer Holdings, Inc.	2,133,587

		6,677,628

	Health Care Providers & Services — 2.3%
31,127	Catamaran Corp.(b)	1,466,393
9,580	DaVita HealthCare Partners, Inc.(b)	1,058,877
22,592	HealthSouth Corp.(b)	476,917
21,476	MEDNAX, Inc.(b)	1,707,771
36,133	Universal Health Services, Inc., Class B	1,747,031
31,097	WellCare Health Plans, Inc.(b)	1,514,113

		7,971,102

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2012

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Hotels, Restaurants & Leisure — 4.3%
100,300	Carnival Corp.	$3,688,031
35,759	Interval Leisure Group, Inc.	693,367
85,300	Marriott International, Inc., Class A	3,179,131
13,600	McDonald’s Corp.	1,199,656
74,351	Melco Crown Entertainment Ltd., Sponsored ADR(b)	1,252,071
22,607	Six Flags Entertainment Corp.	1,383,549
26,500	Starwood Hotels & Resorts Worldwide, Inc.	1,520,040
34,968	Wyndham Worldwide Corp.	1,860,647

		14,776,492

	Household Durables — 1.7%
40,952	Jarden Corp.(b)	2,117,218
48,606	Lennar Corp., Class A	1,879,594
95,630	PulteGroup, Inc.(b)	1,736,641

		5,733,453

	Household Products — 0.6%
9,964	Clorox Co. (The)	729,564
19,038	Procter & Gamble Co. (The)	1,292,490

		2,022,054

	Insurance — 0.9%
73,200	American International Group, Inc.(b)	2,583,960
21,805	Brown & Brown, Inc.	555,155

		3,139,115

	Internet & Catalog Retail — 2.0%
12,596	Amazon.com, Inc.(b)	3,163,359
15,451	Blue Nile, Inc.(b)	594,864
83,849	Liberty Interactive Corp., Class A(b)	1,650,148
22,323	Liberty Ventures, Series A(b)	1,512,607

		6,920,978

	Internet Software & Services — 3.2%
24,600	Cornerstone OnDemand, Inc.(b)	726,438
8,281	Equinix, Inc.(b)	1,707,542
47,996	Facebook, Inc., Class A(b)	1,278,133
5,091	Google, Inc., Class A(b)	3,611,403
18,017	IAC/InterActiveCorp	852,204
11,821	LinkedIn Corp., Class A(b)	1,357,287
19,350	Rackspace Hosting, Inc.(b)	1,437,125

		10,970,132

	IT Services — 5.1%
13,565	Alliance Data Systems Corp.(b)	1,963,669
13,541	Automatic Data Processing, Inc.	771,972
38,159	Fidelity National Information Services, Inc.	1,328,315
9,300	MasterCard, Inc., Class A	4,568,904
12,140	Teradata Corp.(b)	751,345
37,278	Visa, Inc., Class A	5,650,599
30,477	WEX, Inc.(b)	2,297,052

		17,331,856

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2012

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Life Sciences Tools & Services — 0.4%
7,928	Mettler-Toledo International, Inc.(b)	$1,532,482

	Machinery — 6.1%
35,459	Actuant Corp., Class A	989,661
16,500	Caterpillar, Inc.	1,478,070
19,981	CLARCOR, Inc.	954,692
22,600	Cummins, Inc.	2,448,710
9,735	Flowserve Corp.	1,429,098
56,800	Illinois Tool Works, Inc.	3,454,008
77,155	ITT Corp.	1,810,056
18,726	Joy Global, Inc.	1,194,344
24,008	Kadant, Inc.(b)	636,452
8,333	Middleby Corp. (The)(b)	1,068,374
15,000	Parker Hannifin Corp.	1,275,900
66,193	TriMas Corp.(b)	1,850,756
20,984	WABCO Holdings, Inc.(b)	1,367,947
40,815	Xylem, Inc.	1,106,087

		21,064,155

	Marine — 0.4%
23,957	Kirby Corp.(b)	1,482,699

	Media — 3.0%
80,000	Comcast Corp., Special Class A	2,876,000
25,647	Liberty Global, Inc., Class A(b)	1,615,505
15,602	Liberty Media Corp. — Liberty Capital, Class A(b)	1,809,988
70,218	Lions Gate Entertainment Corp.(b)	1,151,575
79,479	Live Nation Entertainment, Inc.(b)	739,949
31,300	Omnicom Group, Inc.	1,563,748
10,300	Walt Disney Co. (The)	512,837

		10,269,602

	Metals & Mining — 0.7%
29,956	Reliance Steel & Aluminum Co.	1,860,268
49,532	Steel Dynamics, Inc.	680,074

		2,540,342

	Multi Utilities — 0.4%
61,322	CMS Energy Corp.	1,495,030

	Oil, Gas & Consumable Fuels — 3.1%
31,200	Apache Corp.	2,449,200
35,444	Cabot Oil & Gas Corp.	1,762,984
11,403	Clayton Williams Energy, Inc.(b)	456,120
62,763	Cloud Peak Energy, Inc.(b)	1,213,209
27,300	ExxonMobil Corp.	2,362,815
27,082	Gulfport Energy Corp.(b)	1,035,074
43,270	QEP Resources, Inc.	1,309,783

		10,589,185

	Personal Products — 0.3%
47,124	Prestige Brands Holdings, Inc.(b)	943,894

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2012

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Pharmaceuticals — 1.1%
22,671	Merck & Co., Inc.	$928,151
40,552	Mylan, Inc.(b)	1,114,369
28,083	Novartis AG, ADR	1,777,654

		3,820,174

	REITs — Apartments — 0.4%
27,538	American Campus Communities, Inc.	1,270,328

	REITs — Diversified — 0.7%
20,743	Digital Realty Trust, Inc.	1,408,242
28,846	Potlatch Corp.	1,130,475

		2,538,717

	REITs — Healthcare — 0.5%
77,319	Sabra Healthcare REIT, Inc.	1,679,369

	REITs — Office Property — 0.3%
45,092	BioMed Realty Trust, Inc.	871,628

	Road & Rail — 1.6%
87,057	Avis Budget Group, Inc.(b)	1,725,470
44,085	Celadon Group, Inc.	796,616
17,841	J.B. Hunt Transport Services, Inc.	1,065,286
21,037	Kansas City Southern	1,756,169

		5,343,541

	Semiconductors & Semiconductor Equipment — 6.6%
5,414	Altera Corp.	186,458
6,490	Analog Devices, Inc.	272,969
273,600	Applied Materials, Inc.	3,129,984
43,771	ARM Holdings PLC, Sponsored ADR	1,655,857
20,258	Hittite Microwave Corp.(b)	1,258,022
248,200	Intel Corp.	5,120,366
98,729	Kulicke & Soffa Industries, Inc.(b)	1,183,761
48,900	Lam Research Corp.(b)	1,766,757
37,762	Linear Technology Corp.	1,295,236
191,903	LSI Corp.(b)	1,358,673
27,620	Microchip Technology, Inc.	900,136
60,653	NXP Semiconductors NV(b)	1,599,420
94,900	Texas Instruments, Inc.	2,936,206

		22,663,845

	Software — 5.3%
38,917	Autodesk, Inc.(b)	1,375,716
20,276	BMC Software, Inc.(b)	804,146
10,093	Comverse, Inc.(b)	287,953
13,410	FactSet Research Systems, Inc.	1,180,885
31,801	MICROS Systems, Inc.(b)	1,349,634
43,826	Microsoft Corp.	1,171,469
16,703	NetSuite, Inc.(b)	1,124,112
195,406	Oracle Corp.	6,510,928
20,257	SolarWinds, Inc.(b)	1,062,480

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2012

Natixis U.S. Multi-Cap Equity Fund – (continued)

Shares	Description	Value (†)

	Software — continued
18,463	Sourcefire, Inc.(b)	$871,823
51,565	Synopsys, Inc.(b)	1,641,830
7,838	Ultimate Software Group, Inc. (The)(b)	739,985

		18,120,961

	Specialty Retail — 4.3%
14,500	Advance Auto Parts, Inc.	1,049,075
39,100	CarMax, Inc.(b)	1,467,814
20,739	Jos. A. Bank Clothiers, Inc.(b)	883,067
57,172	Lowe’s Cos., Inc.	2,030,750
20,463	PetSmart, Inc.	1,398,441
94,841	Sally Beauty Holdings, Inc.(b)	2,235,402
31,800	Tiffany & Co.	1,823,412
12,315	Tractor Supply Co.	1,088,153
17,080	Ulta Salon, Cosmetics & Fragrance, Inc.	1,678,281
26,192	Urban Outfitters, Inc.(b)	1,030,917

		14,685,312

	Textiles, Apparel & Luxury Goods — 1.5%
21,291	Gildan Activewear, Inc.	778,825
26,819	Michael Kors Holdings Ltd.(b)	1,368,574
19,600	NIKE, Inc., Class B	1,011,360
21,081	Under Armour, Inc., Class A(b)	1,023,061
6,924	VF Corp.	1,045,316

		5,227,136

	Trading Companies & Distributors — 1.0%
37,895	United Rentals, Inc.(b)	1,724,980
23,758	WESCO International, Inc.(b)	1,602,002

		3,326,982

	Water Utilities — 0.8%
77,683	American Water Works Co., Inc.	2,884,370

	Wireless Telecommunication Services — 1.1%
22,749	Crown Castle International Corp.(b)	1,641,568
30,779	SBA Communications Corp., Class A(b)	2,185,924

		3,827,492

	Total Common Stocks (Identified Cost $267,844,598)	334,573,536

Closed End Investment Companies — 0.5%
90,353	Ares Capital Corp. (Identified Cost $1,216,302)	1,581,177

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2012

Natixis U.S. Multi-Cap Equity Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 2.2%
$7,461,122	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $7,461,126 on 1/02/2013 collateralized by $7,415,000 Federal Home Loan Mortgage Corp., 3.000% due 8/06/2020 valued at $7,618,913 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,461,122)	$7,461,122

	Total Investments — 100.3% (Identified Cost $276,522,022)(a)	343,615,835
	Other assets less liabilities — (0.3)%	(985,536)

	Net Assets — 100.0%	$342,630,299

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $277,846,566 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$69,131,964
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,362,695)

	Net unrealized appreciation	$65,769,269

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2012

Natixis U.S. Multi-Cap Equity Fund – (continued)

Industry Summary at December 31, 2012 (Unaudited)

Semiconductors & Semiconductor Equipment	6.6%
Machinery	6.1
Software	5.3
Capital Markets	5.1
IT Services	5.1
Hotels, Restaurants & Leisure	4.3
Specialty Retail	4.3
Internet Software & Services	3.2
Energy Equipment & Services	3.1
Oil, Gas & Consumable Fuels	3.1
Media	3.0
Commercial Banks	3.0
Diversified Financial Services	2.6
Auto Components	2.4
Health Care Providers & Services	2.3
Chemicals	2.2
Air Freight & Logistics	2.0
Internet & Catalog Retail	2.0
Food Products	2.0
Communications Equipment	2.0
Other Investments, less than 2% each	28.4
Short-Term Investments	2.2

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  58

Statements of Assets & Liabilities

December 31, 2012

	Hansberger International Fund	Natixis Diversified Income Fund	Natixis Oakmark International Fund	Natixis U.S. Multi-Cap Equity Fund
ASSETS
Investments at cost	$63,454,257	$120,491,722	$62,467,427	$276,522,022
Net unrealized appreciation	9,579,599	7,591,072	6,421,407	67,093,813

Investments at value	73,033,856	128,082,794	68,888,834	343,615,835
Cash	47,326	3,056	—	—
Foreign currency at value (identified cost $75,381, $2,898, $20,292 and $0)	75,650	2,904	20,292	—
Receivable for Fund shares sold	65,573	304,295	2,181,173	158,354
Receivable for securities sold	13,365	857,435	143,765	1,192,401
Collateral received for open interest rate swaptions (Notes 2 and 4)	—	260,000	—	—
Dividends and interest receivable	22,542	761,037	68,766	116,796
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	467,649	—
Tax reclaims receivable	35,788	426	40,627	16,584

TOTAL ASSETS	73,294,100	130,271,947	71,811,106	345,099,970

LIABILITIES
Swaptions written, at value (premiums received $0, $397,200, $0 and $0) (Note 2)	—	395,795	—	—
Payable for securities purchased	430,272	350,106	1,749,831	241,037
Payable for Fund shares redeemed	159,490	1,124,218	118,584	1,342,676
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	31,091	118,856	—
Due to broker (Note 2)	—	260,000	—	—
Management fees payable (Note 6)	54,065	59,812	42,389	207,859
Deferred Trustees’ fees (Note 6)	160,177	67,361	16,132	450,777
Administrative fees payable (Note 6)	2,710	4,847	2,382	12,835
Payable to distributor (Note 6d)	479	874	657	1,610
Other accounts payable and accrued expenses	114,811	63,601	65,433	212,877

TOTAL LIABILITIES	922,004	2,357,705	2,114,264	2,469,671

NET ASSETS	$72,372,096	$127,914,242	$69,696,842	$342,630,299

NET ASSETS CONSIST OF:
Paid-in capital	$79,840,361	$137,548,927	$66,106,494	$273,670,988
Distributions in excess of net investment income	(167,350)	(111,602)	(84,170)	(450,777)
Accumulated net realized gain (loss) on investments, futures contracts, swaptions written and foreign currency transactions	(16,879,338)	(17,086,673)	(3,097,543)	2,316,275
Net unrealized appreciation on investments, swaptions written and foreign currency translations	9,578,423	7,563,590	6,772,061	67,093,813

NET ASSETS	$72,372,096	$127,914,242	$69,696,842	$342,630,299

See accompanying notes to financial statements.

59  |

	Hansberger International Fund	Natixis Diversified Income Fund	Natixis Oakmark International Fund	Natixis U.S. Multi-Cap Equity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$58,886,425	$78,215,773	$35,555,222	$289,898,356

Shares of beneficial interest	3,537,187	6,609,608	3,250,751	11,000,613

Net asset value and redemption price per share	$16.65	$11.83	$10.94	$26.35

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$17.67	$12.39	$11.61	$27.96

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,039,399	$—	$—	$11,171,534

Shares of beneficial interest	138,676	—	—	508,309

Net asset value and offering price per share	$14.71	$—	$—	$21.98

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$7,264,948	$49,697,452	$34,141,620	$30,525,302

Shares of beneficial interest	497,414	4,210,949	3,156,074	1,388,391

Net asset value and offering price per share	$14.61	$11.80	$10.82	$21.99

Class Y shares:
Net assets	$4,181,324	$1,017	$—	$11,035,107

Shares of beneficial interest	251,763	86	—	384,829

Net asset value, offering and redemption price per share	$16.61	$11.83	$—	$28.68

See accompanying notes to financial statements.

|  60

Statements of Operations

For the Year Ended December 31, 2012

	Hansberger International Fund	Natixis Diversified Income Fund	Natixis Oakmark International Fund	Natixis U.S. Multi-Cap Equity Fund
INVESTMENT INCOME
Dividends	$1,406,351	$1,657,413	$1,616,924	$5,419,552
Interest	43	2,188,522	6,112	332
Less net foreign taxes withheld	(100,563)	(2,290)	(104,983)	(24,936)

	1,305,831	3,843,645	1,518,053	5,394,948

Expenses
Management fees (Note 6)	523,288	579,076	447,456	2,774,555
Service and distribution fees (Note 6)	234,280	568,199	288,117	1,179,263
Administrative fees (Note 6)	29,483	47,392	23,703	156,333
Trustees’ fees and expenses (Note 6)	36,471	25,285	17,885	77,971
Transfer agent fees and expenses (Note 6)	144,809	68,719	60,227	554,265
Audit and tax services fees	53,576	46,761	42,347	56,247
Custodian fees and expenses	70,286	56,332	94,355	35,252
Legal fees	1,017	1,519	1,092	5,460
Registration fees	55,965	61,465	20,927	62,179
Shareholder reporting expenses	36,082	13,659	14,292	78,436
Miscellaneous expenses	12,744	10,231	10,688	14,178

Total expenses	1,198,001	1,478,638	1,021,089	4,994,139
Less waiver and/or expense reimbursement (Note 6)	(35,509)	—	(101,206)	(172,849)

Net expenses	1,162,492	1,478,638	919,883	4,821,290

Net investment income	143,339	2,365,007	598,170	573,658

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	841,791	3,144,884	(1,669,698)	21,203,047
Futures contracts	—	(7,068)	—	—
Swaptions written	—	27,120	—	99,957
Foreign currency transactions	(31,542)	28,031	1,095,778	—
Net change in unrealized appreciation (depreciation) on:
Investments	12,554,304	6,398,312	13,939,074	33,931,856
Swaptions written	—	1,405	—	—
Foreign currency translations	1,434	(60,464)	(699,579)	—

Net realized and unrealized gain on investments, futures contracts, swaptions written and foreign currency transactions	13,365,987	9,532,220	12,665,575	55,234,860

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,509,326	$11,897,227	$13,263,745	$55,808,518

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets

	Hansberger International Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$143,339	$592,640
Net realized gain on investments and foreign currency transactions	810,249	1,488,304
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	12,555,738	(19,541,209)

Net increase (decrease) in net assets resulting from operations	13,509,326	(17,460,265)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(158,499)	(368,655)
Class B	(3,107)	(4,222)
Class C	(8,047)	(9,342)
Class Y	(18,206)	(606)

Total distributions	(187,859)	(382,825)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(5,227,505)	(15,736,662)

Increase from regulatory settlements (Note 7)	—	66,557

Net increase (decrease) in net assets	8,093,962	(33,513,195)
NET ASSETS
Beginning of the year	64,278,134	97,791,329

End of the year	$72,372,096	$64,278,134

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(167,350)	$(114,462)

See accompanying notes to financial statements.

|  62

Statements of Changes in Net Assets (continued)

	Natixis Diversified Income Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,365,007	$1,930,561
Net realized gain on investments, futures contracts, swaptions written and foreign currency transactions	3,192,967	1,509,000
Net change in unrealized appreciation (depreciation) on investments, swaptions written and foreign currency translations	6,339,253	824,723

Net increase in net assets resulting from operations	11,897,227	4,264,284

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,812,951)	(1,534,282)
Class C	(841,232)	(889,904)
Class Y	(4)	—

Total distributions	(2,654,187)	(2,424,186)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	43,646,015	10,043,167

Net increase in net assets	52,889,055	11,883,265
NET ASSETS
Beginning of the year	75,025,187	63,141,922

End of the year	$127,914,242	$75,025,187

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(111,602)	$(112,482)

See accompanying notes to financial statements.

63  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$598,170	$328,552
Net realized loss on investments and foreign currency transactions	(573,920)	(2,314,505)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	13,239,495	(6,549,176)

Net increase (decrease) in net assets resulting from operations	13,263,745	(8,535,129)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(784,779)	(4,868)
Class C	(464,918)	(165)
Net realized capital gains
Class A	—	(296)
Class C	—	(82)

Total distributions	(1,249,697)	(5,411)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	10,329,896	49,706,546

Net increase in net assets	22,343,944	41,166,006
NET ASSETS
Beginning of the year	47,352,898	6,186,892

End of the year	$69,696,842	$47,352,898

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(84,170)	$(528,113)

See accompanying notes to financial statements.

|  64

Statements of Changes in Net Assets (continued)

	Natixis U.S. Multi-Cap Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$573,658	$(942,993)
Net realized gain on investments and options written	21,303,004	48,680,541
Net change in unrealized appreciation (depreciation) on investments	33,931,856	(57,782,031)

Net increase (decrease) in net assets resulting from operations	55,808,518	(10,044,483)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(729,498)	—
Class B	—	—
Class C	—	—
Class Y	(50,735)	—
Net realized capital gains
Class A	(14,045,378)	(10,196,143)
Class B	(644,004)	(713,254)
Class C	(1,754,423)	(1,213,844)
Class Y	(486,679)	(68,334)

Total distributions	(17,710,717)	(12,191,575)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(24,263,141)	(24,368,296)

Net increase (decrease) in net assets	13,834,660	(46,604,354)
NET ASSETS
Beginning of the year	328,795,639	375,399,993

End of the year	$342,630,299	$328,795,639

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(450,777)	$(387,492)

See accompanying notes to financial statements.

65  |

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|  66

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions
HANSBERGER INTERNATIONAL FUND
Class A
12/31/2012	$13.61	$0.05	$3.03	$3.08	$(0.04)	$—	$—	$(0.04)
12/31/2011	17.08	0.13	(3.52)	(3.39)	(0.09)	—	—	(0.09)
12/31/2010	15.84	0.09	1.28	1.37	(0.14)	—	—	(0.14)
12/31/2009	10.88	0.09	4.79	4.88	(0.01)	—	—	(0.01)
12/31/2008	22.17	0.26	(10.63)	(10.37)	(0.15)	(0.68)	(0.09)	(0.92)
Class B
12/31/2012	12.09	(0.05)	2.68	2.63	(0.01)	—	—	(0.01)
12/31/2011	15.20	0.01	(3.12)	(3.11)	(0.01)	—	—	(0.01)
12/31/2010	14.12	(0.02)	1.13	1.11	(0.04)	—	—	(0.04)
12/31/2009	9.76	0.00	4.27	4.27	—	—	—	—
12/31/2008	19.88	0.12	(9.48)	(9.36)	(0.03)	(0.68)	(0.05)	(0.76)
Class C
12/31/2012	12.01	(0.05)	2.66	2.61	(0.01)	—	—	(0.01)
12/31/2011	15.10	0.01	(3.10)	(3.09)	(0.01)	—	—	(0.01)
12/31/2010	14.03	(0.02)	1.12	1.10	(0.04)	—	—	(0.04)
12/31/2009	9.70	(0.00)	4.24	4.24	—	—	—	—
12/31/2008	19.81	0.11	(9.43)	(9.32)	(0.03)	(0.68)	(0.08)	(0.79)
Class Y
12/31/2012	13.58	0.09	3.02	3.11	(0.08)	—	—	(0.08)
12/31/2011(i)	14.37	0.00	(0.68)	(0.68)	(0.12)	—	—	(0.12)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes proceeds from regulatory settlements. Without these proceeds, total return would have been (19.86)%, (20.47)%, (20.47)% and (4.78)% for Class A, Class B, Class C and Class Y shares, respectively.
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	From commencement of Class operations on November 14, 2011 through December 31, 2011.

See accompanying notes to financial statements.

67  |

							Ratios to Average Net Assets:
Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$—		$16.65	22.68		$58,886	1.67	1.72	0.32	119
0.01	—		13.61	(19.80	)(g)	53,427	1.70	1.70	0.83	95
0.01	—		17.08	8.70		78,367	1.67	1.67	0.57	39
0.09	—		15.84	45.82		83,183	1.69	1.69	0.71	46
—	0.00	(h)	10.88	(47.63)		60,091	1.49	1.49	1.48	47

—	—		14.71	21.80		2,039	2.43	2.48	(0.41)	119
0.01	—		12.09	(20.40	)(g)	3,282	2.44	2.44	0.09	95
0.01	—		15.20	7.93		6,347	2.42	2.42	(0.17)	39
0.09	—		14.12	44.67		9,157	2.44	2.44	0.01	46
—	0.00	(h)	9.76	(48.03)		9,328	2.23	2.23	0.72	47

—	—		14.61	21.78		7,265	2.42	2.47	(0.41)	119
0.01	—		12.01	(20.40	)(g)	7,468	2.44	2.44	0.08	95
0.01	—		15.10	7.91		13,078	2.42	2.42	(0.17)	39
0.09	—		14.03	44.64		13,956	2.44	2.44	(0.03)	46
—	0.00	(h)	9.70	(48.00)		11,010	2.24	2.24	0.73	47

—	—		16.61	22.94		4,181	1.38	1.45	0.62	119
0.01	—		13.58	(4.64	)(g)	101	2.18	2.18	0.21	95

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS DIVERSIFIED INCOME FUND
Class A
12/31/2012	$10.74	$0.29	$1.12	$1.41	$(0.32)	$—	$(0.32)
12/31/2011	10.41	0.34	0.40	0.74	(0.41)	—	(0.41)
12/31/2010	9.22	0.34	1.18	1.52	(0.33)	—	(0.33)
12/31/2009	7.18	0.36	1.97	2.33	(0.29)	—	(0.29)
12/31/2008	10.26	0.47	(2.96)	(2.49)	(0.49)	(0.10)	(0.59)
Class C
12/31/2012	10.71	0.20	1.12	1.32	(0.23)	—	(0.23)
12/31/2011	10.39	0.26	0.39	0.65	(0.33)	—	(0.33)
12/31/2010	9.20	0.27	1.17	1.44	(0.25)	—	(0.25)
12/31/2009	7.17	0.30	1.97	2.27	(0.24)	—	(0.24)
12/31/2008	10.24	0.40	(2.95)	(2.55)	(0.42)	(0.10)	(0.52)
Class Y
12/31/2012(f)	11.72	(0.02)	0.18	0.16	(0.05)	—	(0.05)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	From commencement of Class operations on December 3, 2012 through December 31, 2012.

See accompanying notes to financial statements.

69  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$11.83	13.22	$78,216	1.11	1.11	2.53	29
10.74	7.21	45,211	1.13	1.13	3.17	20
10.41	16.73	35,787	1.19	1.19	3.51	28
9.22	33.32	33,796	1.21	1.21	4.67	22
7.18	(25.26)	31,709	1.09	1.10	5.10	23

11.80	12.43	49,697	1.86	1.86	1.79	29
10.71	6.33	29,814	1.88	1.88	2.42	20
10.39	15.90	27,355	1.94	1.94	2.76	28
9.20	32.24	25,301	1.96	1.96	3.90	22
7.17	(25.78)	30,336	1.84	1.84	4.30	23

11.83	1.35	1	1.00	1.00	(2.37)	29

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains (b)	Total distributions (b)
NATIXIS OAKMARK INTERNATIONAL FUND
Class A
12/31/2012	$8.68	$0.14		$2.35	$2.49	$(0.23)	$—	$(0.23)
12/31/2011	10.16	0.09	(g)	(1.57)	(1.48)	(0.00)	(0.00)	(0.00)
12/31/2010(h)	10.00	0.00		0.16	0.16	(0.00)	—	(0.00)
Class C
12/31/2012	8.61	0.06		2.34	2.40	(0.19)	—	(0.19)
12/31/2011	10.15	0.02	(g)	(1.56)	(1.54)	(0.00)	(0.00)	(0.00)
12/31/2010(h)	10.00	(0.00)		0.15	0.15	(0.00)	—	(0.00)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08 and $0.01 for Class A and Class C shares, respectively, total return would have been (14.65)% and (15.27)% for Class A and Class C shares, respectively.the ratio of net investment income to average net assets would have been 0.81% and 0.08% for Class A and Class C shares, respectively.
(h)	From commencement of operations on December 15, 2010 through December 31, 2010.
(i)	Amount rounds to less than 1%.

See accompanying notes to financial statements.

71  |

				Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$10.94	28.78		$35,555	1.45	1.64	1.50		53
8.68	(14.55	)(g)	33,852	1.45	1.87	0.93	(g)	48
10.16	1.62		5,487	1.45	22.77	0.23		0	(i)

10.82	27.93		34,142	2.20	2.39	0.59		53
8.61	(15.17	)(g)	13,501	2.20	2.59	0.20	(g)	48
10.15	1.52		700	2.20	25.08	(0.08)		0	(i)

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS U.S. MULTI-CAP EQUITY FUND
Class A
12/31/2012	$23.56	$0.07		$4.12	$4.19	$(0.07)	$(1.33)	$(1.40)
12/31/2011	25.17	(0.04)		(0.69)	(0.73)	—	(0.88)	(0.88)
12/31/2010	20.68	0.03	(h)	4.50	4.53	(0.04)	—	(0.04)
12/31/2009	15.16	(0.01)		5.53	5.52	—	—	—
12/31/2008	25.76	0.02	(i)	(10.20)	(10.18)	—	(0.42)	(0.42)
Class B
12/31/2012	19.93	(0.12)		3.50	3.38	—	(1.33)	(1.33)
12/31/2011	21.60	(0.21)		(0.58)	(0.79)	—	(0.88)	(0.88)
12/31/2010	17.85	(0.12	)(h)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.78	4.66	—	—	—
12/31/2008	22.63	(0.13	)(i)	(8.89)	(9.02)	—	(0.42)	(0.42)
Class C
12/31/2012	19.94	(0.11)		3.49	3.38	—	(1.33)	(1.33)
12/31/2011	21.61	(0.20)		(0.59)	(0.79)	—	(0.88)	(0.88)
12/31/2010	17.86	(0.12	)(h)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.79	4.67	—	—	—
12/31/2008	22.65	(0.13	)(i)	(8.91)	(9.04)	—	(0.42)	(0.42)
Class Y
12/31/2012	25.52	0.17		4.46	4.63	(0.14)	(1.33)	(1.47)
12/31/2011	27.12	0.04		(0.76)	(0.72)	—	(0.88)	(0.88)
12/31/2010	22.27	0.05	(h)	4.90	4.95	(0.10)	—	(0.10)
12/31/2009	16.29	0.04		5.94	5.98	—	—	—
12/31/2008	27.58	0.07	(i)	(10.94)	(10.87)	—	(0.42)	(0.42)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective June 1, 2011, the expense limit decreased to 1.30%. 2.05%, 2.05% and 1.05% for Class A, Class B, Class C and Class Y shares, respectively.
(h)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.04), $(0.18), $(0.18) and $(0.02) for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.19)%, (0.98)%, (0.94)% and (0.08)% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Includes a non-recurring dividend of $0.02 per share.

See accompanying notes to financial statements.

73  |

				Ratios to Average Net Assets:
Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$26.35	17.79	$289,898	1.30		1.35	0.25		52
—	23.56	(2.79)	281,467	1.34	(g)	1.38	(0.15)		97
0.00	25.17	21.90	314,384	1.40		1.50	0.14	(h)	79
—	20.68	36.41	280,846	1.40		1.56	(0.05)		115
—	15.16	(40.05)	228,549	1.43		1.43	0.08		110

—	21.98	16.97	11,172	2.05		2.10	(0.55)		52
—	19.93	(3.53)	16,820	2.10	(g)	2.13	(0.94)		97
0.00	21.60	21.01	28,787	2.15		2.25	(0.66	)(h)	79
—	17.85	35.33	37,406	2.15		2.31	(0.80)		115
—	13.19	(40.47)	40,868	2.18		2.19	(0.70)		110

—	21.99	16.96	30,525	2.05		2.10	(0.49)		52
—	19.94	(3.53)	28,462	2.09	(g)	2.13	(0.90)		97
0.00	21.61	21.00	30,912	2.15		2.25	(0.62	)(h)	79
—	17.86	35.41	28,580	2.15		2.31	(0.80)		115
—	13.19	(40.53)	24,079	2.18		2.18	(0.68)		110

—	28.68	18.15	11,035	1.05		1.10	0.61		52
—	25.52	(2.56)	2,047	1.09	(g)	1.14	0.16		97
0.00	27.12	22.21	1,317	1.15		1.24	0.22	(h)	79
—	22.27	36.71	5,325	1.15		1.22	0.20		115
—	16.29	(39.89)	5,611	1.17		1.23	0.31		110

See accompanying notes to financial statements.

|  74

Notes to Financial Statements

December 31, 2012

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Hansberger International Fund (the “International Fund”)

Natixis Diversified Income Fund (the “Diversified Income Fund”)

Natixis Oakmark International Fund

Natixis U.S. Multi-Cap Equity Fund (the “U.S. Multi-Cap Equity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. International Fund, Diversified Income Fund (effective December 3, 2012) and U.S. Multi-Cap Equity Fund also offer Class Y shares. Effective October 12, 2007, Class B shares of International Fund and U.S. Multi-Cap Equity Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Diversified Income Fund which is sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in Diversified Income Fund’s, International Fund’s and U.S. Multi-Cap Equity Fund’s prospectus.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class

75  |

Notes to Financial Statements (continued)

December 31, 2012

would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on interest rate swaps (“interest rate swaptions”) are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market

|  76

Notes to Financial Statements (continued)

December 31, 2012

quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of December 31, 2012, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities:

Fund	Percentage
International Fund	80%
Natixis Oakmark International Fund	84%

Additionally one security held by Natixis Oakmark International Fund for which market quotations were not readily available as of December 31, 2012, was fair valued pursuant to procedures approved by the Board of Trustees, amounting to 0.7% of net assets.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most

77  |

Notes to Financial Statements (continued)

December 31, 2012

recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

|  78

Notes to Financial Statements (continued)

December 31, 2012

e.  Futures Contracts.  Certain Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized

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loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. For the year ended December 31, 2012, the Funds were not party to any over-the-counter options.

g.  Swaptions.  Diversified Income Fund may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

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h.  Due to Broker.  Transactions and positions in certain interest rate swaptions are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. Due to broker’s balance in the Statements of Assets and Liabilities for Diversified Income Fund represent cash pledged as collateral for open interest rate swaptions. In certain circumstances the Fund’s use of cash and/or securities pledged as collateral is restricted by regulation or broker mandated limits.

i.  Federal and Foreign Income Taxes.  The Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and

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December 31, 2012

capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as inflation protected securities, contingent payment debt instruments, premium amortization, paydown gains and losses, defaulted bonds, trust preferred securities, distribution redesignations, return of capital and capital gain distributions, foreign currency transactions, non-deductible expenses, deferred Trustees’ fees and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted bonds, trust preferred securities, contingent payment debt instruments, return of capital distributions received, wash sales and forward foreign currency contract mark to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2012 and 2011 were as follows:

	2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Fund	$187,859	$—	$187,859
Diversified Income Fund	2,654,187	—	2,654,187
Natixis Oakmark International Fund	1,249,697	—	1,249,697
U.S. Multi-Cap Equity Fund	3,574,177	14,136,540	17,710,717

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Fund	$382,825	$—	$382,825
Diversified Income Fund	2,424,186	—	2,424,186
Natixis Oakmark International Fund	5,411	—	5,411
U.S. Multi-Cap Equity Fund	—	12,191,575	12,191,575

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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December 31, 2012

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	International Fund	Diversified Income Fund	Natixis Oakmark International Fund	U.S. Multi-Cap Equity Fund
Undistributed ordinary income	$—	$15,795	$282,153	$—
Undistributed long-term capital gains	—	—	—	4,360,895

Total undistributed earnings	—	15,795	282,153	4,360,895

Capital loss carryforward:
Short-term:
Expires December 31, 2016	—	(2,473,528)	—	—
Expires December 31, 2017	(14,311,241)	(14,198,082)	—	—
No expiration date	(2,274,173)	—	(745,109)	—
Long-term:
No expiration date	—	—	(303,650)	—

Total capital loss carryforward	(16,585,414)	(16,671,610)	(1,048,759)	—
Late-year ordinary and post-October capital loss deferrals*	(8,628)	—	—	(720,076)
Unrealized appreciation	9,285,954	7,091,123	4,373,086	65,769,269

Total accumulated earnings (losses)	$(7,308,088)	$(9,564,692)	$3,606,480	$69,410,088

Capital loss carryforward utilized in the current year	$—	$2,890,053	$—	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 may be deferred and treated as occurring on the first day of the following taxable year.

k.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby

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December 31, 2012

the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

l.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. When the Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Fund’s commitment. No interest accrues to the Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

No delayed delivery securities were held by the Funds as of December 31, 2012.

m.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

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Notes to Financial Statements (continued)

December 31, 2012

For the year ended December 31, 2012, none of the Funds had loaned securities under this agreement.

n.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Fund’s financial statement disclosures.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012, at value:

International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,967,844	$—	$2,967,844
China	—	15,986,231	—	15,986,231
France	—	1,313,034	—	1,313,034
Germany	1,105,627	2,133,216	—	3,238,843
Italy	—	1,654,913	—	1,654,913
Japan	—	5,622,218	—	5,622,218
Korea	1,611,630	1,558,759	—	3,170,389
Norway	—	2,479,450	—	2,479,450
Sweden	1,544,853	940,004	—	2,484,857
Switzerland	—	8,952,672	—	8,952,672
United Kingdom	1,402,418	13,348,413	—	14,750,831
All Other Common Stocks(a)	8,657,042	—	—	8,657,042

Total Common Stocks	14,321,570	56,956,754	—	71,278,324

Preferred Stocks(a)	—	1,263,345	—	1,263,345
Short-Term Investments	—	492,187	—	492,187

Total	$14,321,570	$58,712,286	$—	$73,033,856

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2012

Diversified Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$60,862,052	$—	$60,862,052
Common Stocks(a)	59,376,236	—	—	59,376,236
Preferred Stocks Convertible Preferred Stocks
Construction Machinery	—	8,686	—	8,686
Independent Energy	—	39,966	—	39,966
All Other Convertible Preferred Stocks(a)	961,705	—	—	961,705

Total Convertible Preferred Stocks	961,705	48,652	—	1,010,357

Non-Convertible Preferred Stocks
Banking	602,158	—	—	602,158
Non-Captive Diversified	114,931	126,698	—	241,629

Total Non-Convertible Preferred Stocks	717,089	126,698	—	843,787

Total Preferred Stocks	1,678,794	175,350	—	1,854,144

Purchased Swaptions(a)	—	660,026	—	660,026
Short-Term Investments	—	5,330,336	—	5,330,336

Total	$61,055,030	$67,027,764	$—	$128,082,794

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Swaptions(a)	$—	$(395,795)	$—	$(395,795)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(31,091)	—	(31,091)

Total	$—	$(426,886)	$—	$(426,886)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2012

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,844,751	$—	$2,844,751
France	—	5,714,075	—	5,714,075
Germany	—	4,870,390	—	4,870,390
Ireland	—	1,653,869	—	1,653,869
Italy	—	4,007,855	—	4,007,855
Japan	—	15,529,268	—	15,529,268
Netherlands	—	3,453,355	—	3,453,355
Spain	—	1,665,793	—	1,665,793
Sweden	—	708,184	—	708,184
Switzerland	—	10,412,520	—	10,412,520
United Kingdom	2,197,213	7,064,929	—	9,262,142
All Other Common Stocks(a)	2,359,249	—	—	2,359,249

Total Common Stocks	4,556,462	57,924,989	—	62,481,451

Convertible Bonds(a)	—	510,363	—	510,363
Short-Term Investments	—	5,897,020	—	5,897,020

Total Investments	4,556,462	64,332,372	—	68,888,834

Forward Foreign Currency Contracts (unrealized appreciation)	—	467,649	—	467,649

Total	$4,556,462	$64,800,021	$—	$69,356,483

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(118,856)	$—	$(118,856)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2012

U.S. Multi-Cap Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$334,573,536	$—	$—	$334,573,536
Closed End Investment Companies	1,581,177	—	—	1,581,177
Short-Term Investments	—	7,461,122	—	7,461,122

Total	$336,154,713	$7,461,122	$—	$343,615,835

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2011 and/or December 31, 2012:

Diversified Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Treasuries	$94,814	$939	$(161,611)	$169,573	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012
Bonds and Notes
Non-Convertible Bonds
Treasuries	$(103,715)	$—	$—	$—	$—

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Notes to Financial Statements (continued)

December 31, 2012

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Diversified Income Fund, Natixis Oakmark International Fund and U.S. Multi-Cap Equity Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swaptions.

Diversified Income Fund may use interest rate swaptions to gain exposure, such as to enter into a contract to benefit from a rise or fall in interest rates. During the year ended December 31, 2012, the Fund engaged in interest rate swaptions for this purpose.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. During the year ended December 31, 2012, Diversified Income Fund and Natixis Oakmark International Fund engaged in forward foreign currency transactions for hedging purposes.

Diversified Income Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swaptions to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended December 31, 2012, the Fund used futures contracts and interest rate swaptions for hedging purposes and to manage duration.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. U.S. Multi-Cap Equity Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of option contracts used for hedging purposes. The Fund may also use purchased call options to gain exposure to an equity security without committing the capital required to buy it, while also limiting the downside risk associated with owning it. During the year ended December 31, 2012, the Fund engaged in purchased put options for hedging purposes and in written put options to offset the cost of options used for hedging purposes.

Diversified Income Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts and interest rate swaptions. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund

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declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of December 31, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Diversified Income Fund	Barclays Bank PLC	$(29,366)	$—
	Credit Suisse International	(1,725)	—

Derivatives are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Diversified Income Fund has mitigated this risk with respect to forward foreign currency contracts and interest rate swaptions by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to these derivative contracts to one net amount payable by either the Fund or the counterparty. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, including securities held at counterparties for initial margin that could be subject to the terms of a final settlement in a bankruptcy court proceeding, the maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements are as follows as of December 31, 2012:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Diversified Income Fund	$680,026	$284,231
Natixis Oakmark International Fund	467,649	467,649

These amounts do not take into account the value of cash collateral received by Diversified Income Fund in the amount of $260,000.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser and/or subadviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral.

Collateral for forward foreign currency contracts and interest rate swaptions is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between each Fund and the counterparties. This risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received or initial margin pledged may be subject to bankruptcy court proceedings.

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Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of derivative instruments for Diversified Income Fund as of December 31, 2012:

Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts
Assets
Investments at value*	$660,026	$—
Liabilities
Swaptions written, at value	(395,795)	—
Unrealized depreciation on forward foreign currency contracts	—	(31,091)

*	Represents purchased swaptions, at value.

Transactions in derivative instruments for Diversified Income Fund during the year ended December 31, 2012 were as follows:

Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Investments*	$(36,000)	$—
Swaptions written	27,120	—
Futures contracts	(7,068)	—
Foreign currency transactions**	30,298	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	16,226	—
Foreign currency translations**	—	(69,441)
Swaptions written	1,405	—

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased swaptions during the period.

**	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$467,649
Liabilities
Unrealized depreciation on forward foreign currency contracts	(118,856)

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December 31, 2012

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2012 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency translations*	$1,097,703
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(704,122)

*Represents	realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

Transactions in derivative instruments for U.S. Multi-Cap Equity Fund during the year ended December 31, 2012 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(739,865)
Options written	99,957

*Represents	realized loss for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, for Diversified Income Fund and Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2012:

Diversified Income Fund	Forwards	Futures
Average Notional Amount Outstanding	0.98%	0.01%
Highest Notional Amount Outstanding	1.53%	1.07%
Lowest Notional Amount Outstanding	0.61%	0.00%
Notional Amount Outstanding as of December 31, 2012	1.40%	0.00%

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	30.66%
Highest Notional Amount Outstanding	46.54%
Lowest Notional Amount Outstanding	14.52%
Notional Amount Outstanding as of December 31, 2012	14.52%

93  |

Notes to Financial Statements (continued)

December 31, 2012

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

The volume of option contract activity, as a percentage of net assets, for U.S. Multi-Cap Equity Fund, based on the month-end market values of equity securities underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2012:

U.S. Multi-Cap Equity Fund*	Put Options Purchased	Put Options Written
Average Market Value of Underlying Securities	0.61%	0.00%
Highest Market Value of Underlying Securities	3.94%	0.03%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of December 31, 2012	0.00%	0.00%

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

Market value of underlying securities at the end of the prior period are included in the averages above.

The volume of interest rate swaption activity, as a percentage of net assets, for Diversified Income Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2012:

Diversified Income Fund	Interest Rate Put Swaptions Written	Interest Rate Call Swaptions Written	Interest Rate Call Swaptions Purchased	Interest Rate Put Swaptions Purchased
Average Premium Paid/Received	0.03%	0.09%	0.15%	0.04%
Highest Premium Paid/Received	0.08%	0.24%	0.40%	0.11%
Lowest Premium Paid/Received	0.00%	0.00%	0.00%	0.00%
Premium Paid/Received as of December 31, 2012	0.08%	0.23%	0.39%	0.11%

|  94

Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of Diversified Income Fund’s written swaption activity:

	Notional Amount	Premiums
Outstanding at December 31, 2011	$—	$—
Swaptions written	89,000,000	551,520
Swaptions terminated in closing purchase transactions	(12,000,000)	(154,320)

Outstanding at December 31, 2012	$77,000,000	$397,200

The following is a summary of U.S. Multi-Cap Equity Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at December 31, 2011	—	$—
Options written	1,336	163,052
Options terminated in closing purchase transactions	(1,336)	(163,052)

Outstanding at December 31, 2012	—	$—

5.  Purchases and Sales of Securities.   For the year ended December 31, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
International Fund	$76,522,419	$80,931,909
Diversified Income Fund	44,377,198	12,230,534
Natixis Oakmark International Fund	31,627,321	26,396,377
U.S. Multi-Cap Equity Fund	174,654,789	215,345,198

For the year ended December 31, 2012, purchases and sales of U.S. Government/Agency securities by the Diversified Income Fund were $26,194,112 and $16,200,490, respectively.

95  |

Notes to Financial Statements (continued)

December 31, 2012

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $800 million	Over $1 billion
International Fund	0.80%	0.75%	0.75%
Diversified Income Fund	0.55%	0.55%	0.50%
Natixis Oakmark International Fund	0.85%	0.85%	0.85%
U.S. Multi-Cap Equity Fund	0.80%	0.80%	0.80%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

International Fund	Hansberger Global Investors, Inc. (“Hansberger”)
Diversified Income Fund	AEW Capital Management, L.P. (“AEW”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Natixis Oakmark International Fund	Harris Associates L.P. (“Harris”)
U.S. Multi-Cap Equity Fund	Harris
Loomis Sayles

Payments to NGAM Advisors are reduced by the amount of payments to the subadvisers.

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

|  96

Notes to Financial Statements (continued)

December 31, 2012

For the period from January 1, 2012 to December 31, 2012 (July 1, 2012 to December 31, 2012 for International Fund), the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
International Fund	1.60%	2.35%	2.35%	1.35%
Diversified Income Fund	1.25%	—	2.00%	1.00%
Natixis Oakmark International Fund	1.45%	—	2.20%	—
U.S. Multi-Cap Equity Fund	1.30%	2.05%	2.05%	1.05%

Prior to July 1, 2012 there were no expense limits in place for International Fund.

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
International Fund	$523,288	$35,509	$487,779	0.80%	0.75%
Diversified Income Fund	579,076	—	579,076	0.55%	0.55%
Natixis Oakmark International Fund	447,456	101,206	346,250	0.85%	0.66%
U.S. Multi-Cap Equity Fund	2,774,555	172,849	2,601,706	0.80%	0.75%

[1]	Management fee waivers are subject to possible recovery until December 31, 2013.

No expenses were recovered for any of the Funds during the year ended December 31, 2012 under the terms of the expense limitation agreements.

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, AEW, Hansberger, Loomis Sayles and Harris are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

97  |

Notes to Financial Statements (continued)

December 31, 2012

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2012, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
International Fund	$133,518	$6,470	$18,721	$19,409	$56,162
Diversified Income Fund	161,555	—	101,661	—	304,983
Natixis Oakmark International Fund	79,434	—	52,171	—	156,512
U.S. Multi-Cap Equity Fund	735,559	35,027	75,899	105,082	227,696

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM

|  98

Notes to Financial Statements (continued)

December 31, 2012

Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2012, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
International Fund	$29,483
Diversified Income Fund	47,392
Natixis Oakmark International Fund	23,703
U.S. Multi-Cap Equity Fund	156,333

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
International Fund	$39,170
Diversified Income Fund	58,352
Natixis Oakmark International Fund	49,175
U.S. Multi-Cap Equity Fund	129,752

99  |

Notes to Financial Statements (continued)

December 31, 2012

As of December 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
International Fund	$479
Diversified Income Fund	874
Natixis Oakmark International Fund	657
U.S. Multi-Cap Equity Fund	1,610

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2012 were as follows:

Fund	Commissions
International Fund	$21,358
Diversified Income Fund	256,446
Natixis Oakmark International Fund	108,516
U.S. Multi-Cap Equity Fund	119,569

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2013, the Chairperson of the Board will receive a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $115,000. In addition, each

|  100

Notes to Financial Statements (continued)

December 31, 2012

committee chairman will receive an additional retainer fee at an annual rate of $17,500, and each Audit Committee member will be compensated $6,000 for each Committee meeting that he or she will attend in person and $3,000 for each meeting that he or she will attend telephonically. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2012, Natixis US held shares of Diversified Income Fund representing less than 0.01% of net assets.

7.  Regulatory Settlements.  During the year ended December 31, 2011, International Fund received a payment of $66,557 from a Fair Fund established by the U.S. Securities and Exchange Commission to make distributions to funds harmed by certain market timing transactions between 1999 and 2003. The payment has been included in “Increase from Regulatory Settlements” on the Statements of Changes in Net Assets.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended December 31, 2012, none of the Funds had borrowings under these agreements.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of

101  |

Notes to Financial Statements (continued)

December 31, 2012

Operations. For the year ended December 31, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
International Fund	$8,138
Diversified Income Fund	783
U.S. Multi-Cap Equity Fund	21,962

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

|  102

Notes to Financial Statements (continued)

December 31, 2012

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011*
International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	554,289	$8,683,347	304,131	$4,959,426
Issued in connection with the reinvestment of distributions	9,632	152,967	24,555	347,496
Redeemed	(951,333)	(14,355,906)	(991,486)	(15,609,641)

Net change	(387,412)	$(5,519,592)	(662,800)	$(10,302,719)

Class B
Issued from the sale of shares	4,337	$57,557	11,505	$166,043
Issued in connection with the reinvestment of distributions	232	3,035	257	4,031
Redeemed	(137,370)	(1,809,451)	(157,860)	(2,298,981)

Net change	(132,801)	$(1,748,859)	(146,098)	$(2,128,907)

Class C
Issued from the sale of shares	19,257	$245,149	31,275	$460,343
Issued in connection with the reinvestment of distributions	522	6,795	459	7,158
Redeemed	(144,086)	(1,929,448)	(275,961)	(3,872,645)

Net change	(124,307)	$(1,677,504)	(244,227)	$(3,405,144)

Class Y
Issued from the sale of shares	388,672	$5,789,615	7,379	$99,502
Issued in connection with the reinvestment of distributions	1,119	18,206	44	606
Redeemed	(145,451)	(2,089,371)	—	—

Net change	244,340	$3,718,450	7,423	$100,108

Increase (decrease) from capital share transactions	(400,180)	$(5,227,505)	(1,045,702)	$(15,736,662)

*	From commencement of operations on November 14, 2011 through December 31, 2011 for Class Y shares.

103  |

Notes to Financial Statements (continued)

December 31, 2012

11.  Capital Shares (continued).

	Year Ended December 31, 2012		Year Ended December 31, 2011
Diversified Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,830,370	$43,949,653	1,529,920	$16,499,405
Issued in connection with the reinvestment of distributions	126,943	1,459,732	119,006	1,274,902
Redeemed	(1,556,939)	(18,059,938)	(876,123)	(9,358,069)

Net change	2,400,374	$27,349,447	772,803	$8,416,238

Class C
Issued from the sale of shares	1,866,725	$21,303,074	777,802	$8,318,664
Issued in connection with the reinvestment of distributions	39,405	452,182	38,746	414,491
Redeemed	(477,710)	(5,459,692)	(666,925)	(7,106,226)

Net change	1,428,420	$16,295,564	149,623	$1,626,929

Class Y*
Issued from the sale of shares	85	$1,000	—	$—
Issued in connection with the reinvestment of distributions	1	4	—	—
Redeemed	—	—	—	—

Net change	86	$1,004	—	$—

Increase (decrease) from capital share transactions	3,828,880	$43,646,015	922,426	$10,043,167

*	From commencement of Class operations on December 3, 2012 through December 31, 2012.

	Year Ended December 31, 2012		Year Ended December 31, 2011
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,642,366	$26,019,184	4,498,282	$44,273,506
Issued in connection with the reinvestment of distributions	74,189	751,291	576	5,139
Redeemed	(3,366,763)	(32,086,386)	(1,137,836)	(9,656,480)

Net change	(650,208)	$(5,315,911)	3,361,022	$34,622,165

Class C
Issued from the sale of shares	1,911,903	18,721,734	1,635,154	$16,282,691
Issued in connection with the reinvestment of distributions	39,078	395,921	23	240
Redeemed	(362,158)	(3,471,848)	(136,898)	(1,198,550)

Net change	1,588,823	$15,645,807	1,498,279	$15,084,381

Increase (decrease) from capital share transactions	938,615	$10,329,896	4,859,301	$49,706,546

|  104

Notes to Financial Statements (continued)

December 31, 2012

11.  Capital Shares (continued).

	Year Ended December 31, 2012		Year Ended December 31, 2011
U.S. Multi-Cap Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	489,422	$12,752,911	1,001,650	$25,954,270
Issued in connection with the reinvestment of distributions	545,630	14,382,807	436,000	9,962,606
Redeemed	(1,981,672)	(51,920,694)	(1,980,283)	(50,206,150)

Net change	(946,620)	$(24,784,976)	(542,633)	$(14,289,274)

Class B
Issued from the sale of shares	8,494	$188,334	23,243	$504,601
Issued in connection with the reinvestment of distributions	28,842	634,251	36,272	701,492
Redeemed	(372,827)	(8,159,137)	(548,210)	(12,060,361)

Net change	(335,491)	$(7,336,552)	(488,695)	$(10,854,268)

Class C
Issued from the sale of shares	89,119	$1,971,424	207,100	$4,562,054
Issued in connection with the reinvestment of distributions	70,199	1,544,393	54,243	1,049,602
Redeemed	(198,142)	(4,360,005)	(264,427)	(5,782,658)

Net change	(38,824)	$(844,188)	(3,084)	$(171,002)

Class Y
Issued from the sale of shares	427,922	$12,215,388	116,639	$3,317,946
Issued in connection with the reinvestment of distributions	17,974	515,680	2,297	56,868
Redeemed	(141,281)	(4,028,493)	(87,289)	(2,428,566)

Net change	304,615	$8,702,575	31,647	$946,248

Increase (decrease) from capital share transactions	(1,016,320)	$(24,263,141)	(1,002,765)	$(24,368,296)

105  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Shareholders of Hansberger International Fund, Natixis Oakmark International Fund, Natixis Diversified Income Fund and Natixis U.S. Multi-Cap Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hansberger International Fund, Natixis Oakmark International Fund, Natixis Diversified Income Fund and Natixis Multi-Cap Equity Fund each a series of Natixis Funds Trust I (collectively, the “Funds”), at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 22, 2013

|  106

2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Diversified Income	37.89%
U.S. Multi-Cap Equity	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2012.

Fund	Amount
U.S. Multi-Cap Equity	$14,136,540

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2012 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
International	100.00%
Diversified Income	38.64%
Natixis Oakmark International	100.00%
U.S. Multi-Cap Equity	100.00%

Foreign Tax Credit.  For the year ended December 31, 2012, the Funds intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International	$92,913	$1,406,351
Natixis Oakmark International	100,582	1,616,924

107  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 1996 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English[3] (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

109  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[4] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 1982 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

111  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[5] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[6] (1965)	Trustee Since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[7] (1960)	Trustee Since 2000	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. English was appointed as a trustee effective January 1, 2013.

[4]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[5]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[6]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[7]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri, and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/11 – 12/31/11	1/1/12 – 12/31/12	1/1/11 – 12/31/11	1/1/12 – 12/31/12	1/1/11 – 12/31/11	1/1/12 – 12/31/12	1/1/11 – 12/31/11	1/1/12 – 12/31/12
Natixis Funds Trust I	$298,280	$232,539	$2,888	$287	$67,600	$68,620	$—	$—

1.	Audit-related fees consist of:

2011& 2012 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and review of Form N-1A filings.

2.	Tax fees consist of:

2011& 2012 – review of the Registrant’s tax returns, quarterly review of asset diversification tests.

Aggregate fees billed to the Registrant for non-audit services during 2011 and 2012 were $70,548 and $68,907, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to NGAM Advisors, L.P. and entities controlling, controlled by or under common control with NGAM Advisors, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/11 – 12/31/11	1/1/12 – 12/31/12	1/1/11 – 12/31/11	1/1/12 – 12/31/12	1/1/11 – 12/31/11	1/1/12 – 12/31/12
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to NGAM Advisors, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/11 – 12/31/11	1/1/12 – 12/31/12
Control Affiliates	$291,189	$321,228

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).

(a) (2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to

Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2013

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 22, 2013